PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

QUALITY BOND FUND

Performance for the first half of 2000 was good on an absolute basis; very good relative to our peers but underperformed the indices. Spread volatility drove the relative performance. From March through May turmoil reigned, spreads widened considerably and we were relatively long spread product vs. the indices. However, we were less long and/or had better bond selection than our competitors and that is what drove our 1st quartile standing within the Lipper universe. While June witnessed improvement in both treasury yields and spread product performance it was the interim period that drove results for the first half. Our 12-month, 3-year, 5-year and 7-year results remain outstanding with the Quality Bond Fund posting top 5% performance within the Lipper "A" bond fund category in each of those periods.

Over the past two years the course of spreads in the fixed income market have been broadly associated with the outlook for Federal Reserve policy. We attribute this correlation to the view that there is a rising systemic risk to the spread markets associated with a growing concern with defaults. Federal Reserve monetary policy, having a significant influence on the macro-economy naturally would be correlated with these types of concerns.

Currently at a 5.88% rate as measured by S&P, junk bond default rates are already at the highest level since the last recession. This is doubly concerning when this level of defaults is happening at a time of economic boom. Junk bond defaults were actually higher than junk bonds issued in the second quarter. For the broader corporate fixed income arena, default rates are not as threatening but the pace of leveraging in the corporate community adds to the sense of concern. Corporate management is more clearly aligned with equity holders this economic cycle and thus much more willing to apply leverage for share buy-backs as well as capital spending than in previous decades. The corporate financing gap is the widest and the leverage ratios are the highest in post war history. We remain concerned that potential weakness in the economy will spill over to higher default rates than seen in previous cycles.

Over the next several years we expect that spread volatility will remain very high, at least as high as in treasury yields. Consequently, forecasting skills that can anticipate spread movements will be highly valuable. Given the phasing out of long term treasury debt issuance from projected U.S. government budget surpluses, Federal Reserve policy forecasts may be at least as useful as a spread forecasting tool than for forecasting the direction of long term treasury yields.

Our longer term outlook is for treasury yields to continue their downward slide over the next six - twelve months. We would expect double-digit returns for the Quality Bond Fund over this period and continuation of relative outperformance vs our peers.

Independence Capital Management, Inc.
Investment Adviser

LIMITED MATURITY BOND FUND

Independence Capital Management Inc. (ICMI) began managing the Penn Series Limited Maturity Bond Fund on May 1, 2000. Before ICMI became the fund manager, the fund was managed by Neuberger and Berman. The Limited Maturity Bond fund has $11.0 million in assets as of 6/30/00.

The Limited Maturity Bond fund will be benchmarked against the Salomon Brothers 1 to 5 year Treasury and Agency Index. The fund will be a complementary product to the Penn Series Money Market Fund and the Penn Series Quality Bond Fund. The Fund will have less price risk than the Quality Bond Fund, but offer a higher potential return than the Money Market Fund. The Limited Maturity Bond fund will be a high quality fund investing in higher rated government and government supported securities as well as other AAA rated securities. The fund at times may invest in other lower rated securities when opportunities in the market allow the fund to achieve excess return.

The Salomon Brothers 1 to 5 year Treasury and Agency Index has a duration of
2.21 years as of June 30, 2000. The index is comprised of 70.4% of Treasury securities and 29.6% of Agency securities (FNMA and Freddie Mac securities primarily). The indexes average quality is AAA.

As of 6/30/00 the fund was overweight duration by approximately 20% and underweight spread product (Agencies) by 15%. Since quarter end the duration overweight has been removed after generating a 1+ point gain on the trade. The fund currently has three positions that should lead to the fund outperforming the index in the coming months. The fund currently has 18% of assets in Treasury Inflation Protection Securities (TIPs). We believe that TIPs are cheap to other

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Treasury securities. With inflation pressures increasing within the economy, the inflation adjustment component of TIPs is currently attractive. TIPs should offer a 1.6% yield pickup over other Treasury securities during July because of the expected large increase in the Consumer Price Index due to energy prices. The 4% real yield (yield before inflation) is very attractive on a historical basis.

The fund also has been positioned to benefit if the yield curve flattens. The fund currently owns 8% of assets in 10 year Treasury securities. These securities are not in the index, but with the entire Treasury yield curve trading less than the fed funds rate and the risk of more fed tightening still looming the 10 year part of the yield curve should outperform on any perception of more fed tightenings.

The Limited Maturity Fund currently has no straight agency securities. In place of agency securities the fund owns 9% in GNMA mortgage backed securities that carry a government guarantee. The continued headline pressures on agency securities from the legislative risk of removing the implicit government support for Fannie Mae and Freddie Mac have us concerned about potential underperformance of these securities.

Performance in the fund for the first two months has been slightly below the index. The fund has returned 1.50% for May and June while the index has returned 1.65%. We expect the performance of the fund to improve as some of the funds positions pay off in the months ahead.

Independence Capital Management, Inc.
Investment Adviser

HIGH YIELD BOND FUND

Market Environment
The past six months were generally not kind to bonds or bond funds. Investors showed an overwhelming preference for stocks, and most bond funds suffered net cash outflows. In addition, rising interest rates sent bond prices lower, undermining total returns. To forestall a pickup in inflation as the economy surged, the Federal Reserve kept upward pressure on interest rates by raising the key federal funds target rate three times this year after three increases last year.

High-yield bonds suffered from these developments as well as from additional negatives. One was a rising default rate, which might seem surprising given the economy's strength. However, this was the almost inevitable result of the abnormally large supply of new high-yield bond issues that came to market in the last three years, many of which were of marginal quality. The combination of weak business plans and leveraged balance sheets equals higher defaults, and higher defaults create nervous investors who flee from any company that reveals the slightest problem. The other development that hurt the high-yield market in the spring was the sharp correction in the Nasdaq stock market, home to most of the New Economy, technology-driven companies that had spearheaded the bull market. The primary link between the Nasdaq and high-yield markets is through the telecommunications sector, which, as the largest issuer of high-yield securities, has become a barometer of that market's health. Thus, the slide in telecom stock prices cast a pall over high-yield bonds.

A result of these developments has been a steady rise in yield spreads between high-yield and Treasury bonds. The spread of more than six percentage points for B rated bonds as of June 30, 2000 was almost unprecedented, and spreads on lower-rated bonds were even higher. As often happens in this market, however, wide yield spreads eventually begin to attract investors. We are beginning to see signs of this in improved cash flows into high-yield mutual funds and renewed institutional demand.

Performance and Strategy Review
The bad news was that your fund was not immune to the difficult market conditions, and absolute returns were lackluster. The good news was that performance compared favorably with the First Boston benchmark index and with the losses suffered by the average high-yield fund. The fund's comparatively good showing reflected our thorough research, risk control procedures, and an active "sell" discipline, which helped minimize losses. In addition, our focus remained on B rated bonds, which held up better than lower-rated issues. Lastly, when the Nasdaq declined in the spring, the portfolio was not hit quite as hard as some funds in our peer group that had moved substantial assets into stocks and convertible securities.

Our strategy was essentially unchanged over the past six months, continuing to emphasize credit research, wide diversification, and balanced sector allocation. Telecom, representing just over one-quarter of fund assets, remained the largest sector exposure because of its excellent prospects. Wireline communications (part of the telecom sector) increased to about 10% of net assets. Allegiance

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Telecom and Focal Communications were some names added to this area. Wireless communications continued to compose roughly 10% of net assets. Nextel Communications is our largest holding in the wireless area, and we added several wireless affiliates of Sprint PCS and AT&T. In the cable industry, we purchased some bonds of cable operators in western Europe, where the industry's development is several years behind the U.S., but is combining cable, telephone, and Internet services.

We continued to find good values in so-called Old Economy sectors that have remained largely out of favor with investors despite steady performance. In gaming, for example, where earnings have been dependable and the competitive environment has stabilized, we added International Game Technology. Our energy holdings (about 7% of net assets) also did quite well as oil prices remained high.

The fund's credit quality diversification was not significantly changed. B rated bonds continued to dominate the portfolio at approximately 60% of net assets, and another 18% of assets consisted of higher-rated securities. This posture benefited the fund versus its average competitor in the current bearish environment, but if the high-yield sector were to rally sharply, results could lag because low-rated bonds (CCC and below) often outperform in the early stages of a rebound. The fund has navigated the mines of rising defaults quite well, with only two small holdings receiving direct hits in late 1999: Safelite Glass and Pathmark (victim of an aborted merger offer).

Outlook
Six months ago we had hoped the high-yield market would turn the corner in the first half of 2000, but the improved scenario did not come to pass. The market was beaten up a little more, but that has created even more compelling yields and values in the sector, so we continue to look for a turnaround in the second half of the year. The new issues market, which had previously weighed on the sector, has almost totally dried up even as demand shows signs of reviving. This shift in fundamentals should be beneficial.

Even if we see the high-yield market strengthen, we do not expect to increase the fund's risk profile. The improved environment will bring an increase in supply, and, more important, the economy may finally be showing signs of slowing. So now is not a time to take significantly more risk by purchasing bonds in our market's lower-quality tier. We will continue our efforts to provide high income while moderating risk in this increasingly volatile part of the bond market.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

GROWTH EQUITY FUND

It's important to realize that the stock market this year has been far from homogenous in its behavior. Focusing only on the S&P 500 and the NASDAQ Composite indices we see two very distinct patterns emerging. The NASDAQ Composite, reflective in large measure of the large capitalization technology-related companies, more than doubled in value from early August 1999 until its peak in March 2000 with an incredible acceleration over the last two months of last year and the early part of this year. Its decline, as noted above, was much more precipitous than other indices and it appears that a recovery to new highs may take a good while to unfold.

The S&P 500, on the other hand, has taken a more orderly path with a series of higher highs and higher lows framing the index's advance since last October. At this time, the S&P 500 appears poised for a potential move back toward its previous highs, but that will depend on economics. If additional economic releases confirm an economic slowdown it may be, in the words of one noted stock market commentator, "Full speed ahead...more signs of slowing." We'll obviously have to wait and see.

The Penn Series Growth Equity Fund's first half returns were mildly disappointing with the Fund producing a return of -1.02% for the six months ended June 30, 2000 versus benchmark returns of -0.47% for the S&P 500, 0.23% for the Lipper Large Cap Growth Index and 2.58% for the S&P 500/Barra Growth Index. That being said, the Fund's twelve-month return remained ahead of these same benchmarks. For the twelve month period ended June 30, 2000 the Fund gained 21.09%, while the S&P 500's return was 7.24%, the Lipper Large Cap Growth Index grew 20.67% and the S&P 500/Barra Growth Index advanced 18.55%.

For the three year period ended June 30, 2000 the Penn Series Growth Equity Fund generated an annualized return of 27.15% versus 19.66% for the S&P 500, 27.03% for the S&P 500/BARRA Growth Index and 26.30% for the Lipper Large Cap Growth Index.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

The second quarter of 2000 saw one particular change in performance that may warrant monitoring. Small-cap value (Russell 2000 Value) was the clear winner in the second quarter's performance sweepstakes. A similar divergence in performance also took place among mid-cap stocks with value clearly outpacing growth (-1.68% vs. -7.41%). We will be monitoring this trend to see if it begins to creep up the capitalization ladder and begins to impact on the larger-cap companies. To this point there is no evidence that it has. Indeed the second quarter's large-cap performance essentially halted a one-month trend begun in March when the Russell 1000 Value Index posted a 12.20% return, outpacing the 7.16% return for the 1000 Growth Index. It is clear to see the advantage growth stocks have provided relative to value stocks over the past six and twelve month periods.

The Technology, Capital Goods and Health Care sectors contributed the most to the first half's performance, while the Consumer Cyclical, Consumer Staples and Financial Service sectors had the greatest negative impact.

The Growth Equity Fund continues to be managed with a commitment from the Fund's management team to invest in those companies generating consistent and sustainable earnings and sales growth. Our disciplined analysis and evaluation of reported and forecast earnings trends for individual companies continues to enable us to maintain a significant edge in identifying firms that produce positive earnings surprises and subsequently report growth at rates above historical trends. Growth appears most robust among select technology, health care, and financial service companies.

Outlook
As the economy and the investment markets prepare to move into the second half of the year there are still many questions whose unfolding answers will dramatically impact how the year 2000 will be remembered. At the core of virtually all these questions is whether or not the Federal Reserve will be successful in engineering a soft landing for the economy. A hopeful sign that the Fed is feeling a bit more confident in this regard came late in June when the Fed opted to leave its Federal Funds rate unchanged at 6.5%. In a statement following its meeting, the Fed indicated that it saw some signs of weakness. The central bank also added that although some signs of inflation were emerging, rising productivity has helped cool inflation.

But the Fed's decision to stand pat on interest rates at its last meeting is viewed by many observers as a pause rather than an end to the Fed's one-year run of tightening moves aimed at slowing down a charging economy. Consider that over the past twelve months the central bank has raised the funds rate six times by a total of 1.75 percentage points, effectively pushing the prime rate to 9.5%, its highest level in almost a decade, but economic growth remains above target. While growth in real gross domestic product has drifted down from a 7.3% annual pace for the fourth quarter of 1999, to 5.4% in the first quarter of 2000 and is likely to slow further to just over 4% for the second quarter of the year, it is still above the 3.5%-to-3.75% range the Fed has stated it views as consistent with low inflation.

Progress has been made, but the Fed warned that it might raise rates again in an effort to bring the economy back within its target range as it "believes the risks continue to be weighted mainly toward conditions that may generate heightened inflation pressures in the foreseeable future." In mid-June the President of the Federal Reserve Bank of San Francisco stated this case:
"Although phenomenal gains in productivity have expanded supply beyond our expectations, we're seeing signs that demand may be gaining even faster. That imbalance spells inflationary pressures." At present, one would have to assume that it is better than even money that the Fed will hike rates again at its next meeting on August 22nd.

While we cannot conclude that a rate hike in August, if it occurs, would be the Fed's last for this cycle, we believe it is safe to presume that the central bank is close to the end of its tightening efforts. The Fed will be closely watching the actual GDP growth numbers for the second quarter to see if they, in fact, come in a little below current consensus putting that growth within the range of the Fed's low inflation targets. Importantly, inflation outside the volatile energy sector has remained dormant but the Fed needs to see how the impact of $32 oil, the highest price in a decade and up more than 179% from its low in only 18 months, works its way through the system as both an inflation factor and a potential deterrent to economic growth.

On balance, the Fed's decision to leave rates unchanged in June reflects the sentiments of Fed Governor Edward Gramlich who suggests that the "jury is still out. We have taken action...its hard to tell, given the lag, what the effect is. Some of it hasn't happened yet, maybe a lot hasn't happened yet."

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

The stock market, following the recovery from its deep correction, is taking its lead from the Federal Reserve and assuming a "wait and see" posture. The primary concern of market participants is that earnings growth, despite being critical to the long-term health of any stock's price, would not be sufficient to overcome the negative short-term impact of a Fed decision to continue to raise rates aggressively if economic reports were to be surprisingly robust. Investors do not want to get caught holding the proverbial bag and are treading very carefully into the market. That being said, we continue to see investors being most consistently drawn toward those companies that have not disappointed them with negative pre-announcements or a quarter or two of below expectation reports. While the technology sector holds out the most promise for finding sustainable earnings growth, key companies in virtually all economic sectors are being revisited to determine which ones hold out the greatest likelihood of meeting or exceeding Wall Street's expectations.

We remain cautiously optimistic that the second half of 2000 will produce positive returns for patient and focused investors.

Independence Capital Management, Inc.
Investment Adviser

MID CAP GROWTH FUND

The Penn Series Midcap Growth Fund's performance in the period from May 1 to June 30 was the equivalent of a successful Hail-Mary pass in a football game's final seconds. Midcap Growth suffered weak early performance and markedly trailed the Russell Midcap Growth Index until June; indeed, it pulled close to the index in the last two days of the period. Altogether, Midcap Growth generated a 6.90% return that handily outperformed the Russell Midcap Growth Index's 2.55% gain.

Contributing the most by far to Midcap Growth's quarterly results was a sizable position (a weighting of more than 40%) in the technology sector, which outperformed its corresponding Russell Midcap Growth sector. Some of our best performers were stocks of wireless-communications, optical-fiber, data-networking, semiconductor capital-equipment, and software companies. In our judgment, these companies continue to be well-positioned to capitalize on the highly profitable convergence of telecommunications, computer, and television technologies. Altogether, seven of our 10 sector positions outperformed their corresponding index sectors.

Detracting the most from performance were subpar relative returns in health-care and consumer-discretionary/services stocks. In health care we didn't own enough laboratory-diagnostic, biotechnology, and pharmaceutical stocks, which did well. Our consumer-discretionary/services holdings were victims of higher interest rates.

In our judgment, corporate earnings prospects continue to be attractive; we anticipate that most mid-cap companies will report earnings for the remainder of the year that are either in line with or better than Wall Street's expectations. We continue to emphasize the stocks of leading companies that, in our analysis, can sustain their earnings growth. In the market downturn earlier in the year, the stocks that were hit hardest were those with the least solid fundamentals.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners, Inc.
Investment Sub-Adviser

LARGE CAP VALUE FUND

The Fund returned -3.47% (net of fees) for the 2-month period 5/1/00-6/30/00, outperforming the Russell 1000 Value Index, which lost -4.56% in the same period.

Positive sector allocation, mainly in health care and communications services, contributed to strong relative performance; 8 of 12 sectors added to returns. Favorable stock selection, while strongest in consumer staples, was broadly distributed across 8 of 12 sectors. In those sectors in which stock selection was weak versus the benchmark, underperformance was not significant.

Performance was strongest in stocks with lower price-to-earnings and price-to-book ratios; this reflected a market shift toward value-oriented stocks in contrast to the strong momentum orientation of previous quarters.

OUTLOOK AND STRATEGY
We are beginning to see signs of moderating growth in the U.S. economy and we believe that the Fed will diligently maintain its commitment to directing the

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

economy toward a slower pace of expansion. As a cooling economy puts pressure on earnings, many investors accustomed to momentum strategies will likely shift investment strategies.

The following factors could have an impact on stock prices in the near term:
-- Investors are likely to maintain their interest in technology and related stocks due to the sector's strong growth potential. However, recent volatility, combined with the possibility of an earnings slowdown, may temper investors' confidence in these sectors. Therefore, we do not anticipate a return to the nearly unprecedented advances of 1999 in the second half of year 2000.
-- Labor shortages may be less of a threat in a slowing economic environment. However, such a scenario introduces the possibility of rising credit and delinquency problems, given the high levels of consumer debt and the economy's decade-long up cycle.
-- Energy prices will likely remain firm throughout 2000; OPEC has thus far been able to maintain a higher-priced supply/demand balance and inventories remain below historic levels. Meanwhile, spot shortages of electricity are considered a possibility in some parts of the country, as surplus-generation capacity has failed to keep pace with consumption growth.

Despite the strong performance of value equities in the second quarter, we continue to believe -- especially given today's extended valuations -- that a value-oriented approach will provide investors with an attractive combination of risk and return in the U.S. equity markets over the coming years.

Independence Capital Management, Inc.
Investment Adviser
Putnam Investment Management, Inc.
Investment Sub-Adviser

GROWTH & INCOME FUND

It's important to realize that the stock market this year has been far from homogenous in its behavior. Focusing only on the S&P 500 and the NASDAQ Composite indices we see two very distinct patterns emerging. The NASDAQ Composite, reflective in large measure of the large capitalization technology-related companies, more than doubled in value from early August 1999 until its peak in March 2000 with an incredible acceleration over the last two months of last year and the early part of this year. Its decline, as noted above, was much more precipitous than other indices and it appears that a recovery to new highs may take a good while to unfold.

The S&P 500, on the other hand, has taken a more orderly path with a series of higher highs and higher lows framing the index's advance since last October. At this time, the S&P 500 appears poised for a potential move back toward its previous highs, but that will depend on economics. If additional economic releases confirm an economic slowdown it may be, in the words of one noted stock market commentator, "Full speed ahead...more signs of slowing." We'll obviously have to wait and see.

The Penn Series Growth and Income Fund commenced operations on May 1, 2000, having received most of the assets of the Penn Mutual Separate Account D, the Equity Income Fund. The initial benchmarks for this fund are the S&P 500 Stock Index and the Lipper Large Cap Core Index. For the period May 1, 2000 through June 30, 2000 the Fund returned -0.80%. This return compared with the 0.35% gain for the S&P 500 and the 1.02% return of the Lipper Large Cap Core Index.

Going forward the Penn Series Growth and Income Fund will principally be reviewed within the context of the S&P 500 and its corollary indices the S&P 500/BARRA Growth(R) and S&P 500/BARRA Value(R) indices. In addition, an analysis of the Russell 1000(R) Index may be included.

The Growth and Income Fund will also be reviewed against its peers beginning with the September 30, 2000 quarter, when a full quarter's comparison will be possible.

For the short two-month period concerned the Health Care sector, with a return of 9.28%, contributed the most to the Fund's performance. Other positive contributions were made by investments in the Financial (+4.38%), Consumer Staples (+3.38%), Energy (2.92%) and Capital Goods (0.60%) sectors. Negatively impacting performance were the Consumer Cyclical (-11.26%), Communication Services (-10.54%), Technology (-5.41%) and Utilities (-3.72%) sectors. Convertible bonds contributed positively (+4.99%) while convertible preferred holdings generated a negative return (-11.71%).

The portfolio characteristics of the Fund's holdings demonstrate the commitment of the Fund's management team to investing in those companies generating

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

consistent and sustainable earnings and sales growth while also maintaining a portfolio yield consistent with the S&P 500. By applying our disciplined analysis and evaluation to reported and forecast earnings trends for individual companies we have been able to maintain a significant edge in identifying firms that do produce positive earnings surprises and subsequently report growth at rates above historical trends. Growth remains most robust among select technology, health care, and financial service companies.

Outlook
As the economy and the investment markets prepare to move into the second half of the year there are still many questions whose unfolding answers will dramatically impact how the year 2000 will be remembered. At the core of virtually all these questions is whether or not the Federal Reserve will be successful in engineering a soft landing for the economy. A hopeful sign that the Fed is feeling a bit more confident in this regard came late in June when the Fed opted to leave its Federal Funds rate unchanged at 6.5%. In a statement following its meeting, the Fed indicated that it saw some signs of weakness. The central bank also added that although some signs of inflation were emerging, rising productivity has helped cool inflation.

But the Fed's decision to stand pat on interest rates at its last meeting is viewed by many observers as a pause rather than an end to the Fed's one-year run of tightening moves aimed at slowing down a charging economy. Consider that over the past twelve months the central bank has raised the funds rate six times by a total of 1.75 percentage points, effectively pushing the prime rate to 9.5%, its highest level in almost a decade, but economic growth remains above target. While growth in real gross domestic product has drifted down from a 7.3% annual pace for the fourth quarter of 1999, to 5.4% in the first quarter of 2000 and is likely to slow further to just over 4% for the second quarter of the year, it is still above the 3.5%-to-3.75% range the Fed has stated it views as consistent with low inflation.

Progress has been made, but the Fed warned that it might raise rates again in an effort to bring the economy back within its target range as it "believes the risks continue to be weighted mainly toward conditions that may generate heightened inflation pressures in the foreseeable future." In mid-June the President of the Federal Reserve Bank of San Francisco stated this case:
"Although phenomenal gains in productivity have expanded supply beyond our expectations, we're seeing signs that demand may be gaining even faster. That imbalance spells inflationary pressures." At present, one would have to assume that it is better than even money that the Fed will hike rates again at its next meeting on August 22nd.

While we cannot conclude that a rate hike in August, if it occurs, would be the Fed's last for this cycle, we believe it is safe to presume that the central bank is close to the end of its tightening efforts. The Fed will be closely watching the actual GDP growth numbers for the second quarter to see if they, in fact, come in a little below current consensus putting that growth within the range of the Fed's low inflation targets. Importantly, inflation outside the volatile energy sector has remained dormant but the Fed needs to see how the impact of $32 oil, the highest price in a decade and up more than 179% from its low in only 18 months, works its way through the system as both an inflation factor and a potential deterrent to economic growth.

On balance, the Fed's decision to leave rates unchanged in June reflects the sentiments of Fed Governor Edward Gramlich who suggests that the "jury is still out. We have taken action...its hard to tell, given the lag, what the effect is. Some of it hasn't happened yet, maybe a lot hasn't happened yet."

The stock market, following the recovery from its deep correction, is taking its lead from the Federal Reserve and assuming a "wait and see" posture. The primary concern of market participants is that earnings growth, despite being critical to the long-term health of any stock's price, would not be sufficient to overcome the negative short-term impact of a Fed decision to continue to raise rates aggressively if economic reports were to be surprisingly robust. Investors do not want to get caught holding the proverbial bag and are treading very carefully into the market. That being said, we continue to see investors being most consistently drawn toward those companies that have not disappointed them with negative pre-announcements or a quarter or two of below expectation reports. While the technology sector holds out the most promise for finding sustainable earnings growth, key companies in virtually all economic sectors are being revisited to determine which ones hold out the greatest likelihood of meeting or exceeding Wall Street's expectations.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

We remain cautiously optimistic that the second half of 2000 will produce positive returns for patient and focused investors.

Independence Capital Management, Inc.
Investment Adviser

MID CAP VALUE FUND

Market Developments
Although major stock market performance averages declined only modestly during the second quarter of 2000, the markets experienced high levels of day-to-day volatility. For example, while the Standard & Poor's 500 Composite Stock Index ("S&P 500") ended the quarter with a 2.66% decline, it had been down almost 9.5% in mid-April. These exaggerated price swings were primarily the result of shifts in investor sentiment as high-priced technology growth stocks fell out of favor, and investors shifted investment assets to other market sectors, including health care and utilities. On average, large-cap and mid-cap value-oriented stocks continued to languish, with the Russell 1000 Value Index down 4.69% for the quarter.

Performance
Penn Series Mid Cap Value returned 1.70% from its inception, May 1st, through June 30th, out-performing its benchmark the Russell MidCap Value Index which lost 2.07% during the period.

Portfolio Highlights
Our holdings in the Financial and Healthcare Sectors performed well since the inception of the fund. The Financial Sector, our most heavily weighted sector contributed 188 basis points to the overall return of the portfolio. Four of the top ten largest positive contributors to the portfolio's overall total return came from the Financial Sector; student loan provider SLM Holding Corp., insurance and financial services companies XL Capital Corp. and Metlife, and Insurance broker Aon Corp.

In the Portfolio's Healthcare Sector, biotechnology firm Genzyme General Corp. led the way with its solid performance and promising new drug Fabrazyme. The company sent Fabrazyme to the FDA for approval at the end of June. St. Jude Medical, another strong Healthcare company in the portfolio, designs, manufactures, and markets medical devices primarily for cardiac care. Unfortunately, a few of our Technology holdings were hit hard by negative sentiment within the sector. Technology services Company Comdisco was one drag on portfolio returns, and satellite communications company Loral Space & Communications was another.

Outlook
We are cautiously optimistic regarding the stock market's future prospects. Over the near term, economic uncertainty is expected to create continued volatility. If the Federal Reserve Board's interest-rate hikes ultimately slow the economy without triggering a recession, value-oriented and cyclical stocks could rally. If the Federal Reserve Board's policies result in a recession, however, stock prices are likely to decline further. Over the longer term, the major trends that have driven the market higher -- including technological advances, greater productivity and global competition -- should continue to create growth opportunities for long-term investors, in our opinion.

Independence Capital Management, Inc.
Investment Adviser
Neuberger Berman Management, Inc.
Investment Adviser

FLEXIBLY MANAGED FUND

U.S. markets surged through mid-March, fueled by investor enthusiasm for technology--especially Internet--stocks. At that point, however, stocks corrected sharply, as investors finally reacted to the sky-high tech valuations and the ongoing series of interest rate hikes by the Federal Reserve. The Fed has raised short-term interest rates three times in 2000 (six times since June
1999) in an effort to lessen inflationary pressures in the economy. Although the tech-heavy Nasdaq Composite posted the largest drop, stocks outside the sector also suffered. The S&P 500 Stock Index finished the first six months of the year with a decline of 0.42%.

Your fund performed well during this volatile period, posting positive returns and outdistancing the S&P 500 and the average fund in our Lipper category. This solid performance was a result both of our risk-averse strategy and individual stock selection. Although large-company stocks as a group lost ground in the downturn, many investors finally began seeking stocks that represented good value. Since this is a hallmark of our stock-picking approach, the fund benefited from this change in investor sentiment. In addition, the portfolio has an approximate 40% allocation to convertibles, bonds, and cash reserves, which provided additional protection from the stock market downdraft. Strong returns

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

from some of our largest sectors, particularly energy and from several top holdings boosted returns.

A number of our best performers were in our sizable utilities and energy sectors. Strong contributors from the utilities area included Unisource Energy and FirstEnergy. The energy sector was buoyed by high oil prices, and our substantial commitment to these companies paid off with significant gains from such holdings as Mitchell Energy & Development and Amerada Hess. Holdings in other sectors that did well - in some cases even when their sector did not - included White Mountains Insurance Group, Reebok, Philip Morris, and the convertible preferred stock of Rouse. Disappointing holdings included Washington Post and New York Times in the media area, Newmont Mining in the generally weak metals sector, and specialty chemicals producers Imperial Chemical, Octel, and Great Lakes Chemical.

Our search for attractive but undervalued securities was aided by the market drop. Significant purchases during the first half included USX-Marathon and USX-Capital Trust; Hasbro, a toy company; Ryder System, a transportation services company; and, in the energy area, Vastar Resources and convertible securities of Baker Hughes. We trimmed positions in a number of holdings that had generated nice gains, including Amerada Hess, Smith & Nephew (in hospital services), and Overseas Shipholding Group.

Outlook
Although the economy showed signs of slowing at the end of June, the Fed may raise rates further in the months to come. As long as the Fed continues to tighten, stocks are unlikely to stage a major advance. But the downturn has eliminated some excesses in the market and refocused attention on fundamentals. A continuation of this trend should be positive for the fund and provide attractive long-term returns for shareholders with reduced risk.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

INTERNATIONAL EQUITY FUND

Vontobel International Equity Fund lost 12.07% during the first half of 2000, as its TMT holdings gave back some of the gains that accounted for the fund's outperformance last year. The fund's net asset value at June 30th was $24.63, and net assets totaled $160,804,202, vs. $28.01 and $192,537,291, respectively, at December 31, 1999. The fund's benchmark, Morgan Stanley Capital International's EAFE Index, posted a first-half decline of 4.05%.

As bottom-up investors, we generally avoid making frequent changes from a country or sector standpoint. Last year's strong returns posed a valuation risk that exceeded our margin of safety. At year-end 1999, the fund was valued at 40x PE with EPS growth of 26%. We reduced our TMT weighting by approximately 14% in the first quarter and another 10% in the second, but maintain approximately 24% in TMT firms whose growth prospects and market leadership, we believe, justify their selling at a premium to intrinsic worth. For some of our core TMT positions like Vodafone and Philips, business conditions are better than ever, with top-line growth and operating margins expanding at double-digit rates. The sector rebalancing didn't reduce the fund's growth profile; based on our estimates at June 30 it was valued at 24x with EPS growth of 22%.

We did most of our trimming in Japan, last year's best-performing market and the worst performer year to date (-14%). We sold NTT Data, where government contracts made earnings and revenue estimates less predictable than in the past, and reduced such core positions as Murata, Rohm, NTT DoCoMo, all great companies whose position size had grown beyond our risk management parameters due to their exceptional performance in 1999. One new purchase was Fujitsu, a major producer of flash memory chips, trading at a 10% discount to intrinsic worth. The Japanese stocks in our investable universe remain highly attractive: sales growth is up 5%, average margins are rising, operating profits are up 12% and recurring profits up 23%. At June 30 the fund had an underweight of approximately 21% in Japan, vs. 27% for the MSCI EAFE.

Due to the multiple contraction in TMT stocks, we were able to buy back or invest in some high-quality firms with consistent growth numbers, like SAP, NTT DoCoMo and ATOS, France's second-largest IT consultant and the fifth-largest in Europe. SAP, which we had sold back in January, is expected to deliver 20% top-line revenue growth in ERP (enterprise resource planning) and CRM (customer relationship management). After two years of investment in personnel and development, SAP should be able to maintain its global leadership, and its partnership with Commerce One will expand its customer base. Having taken

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

profits in NTT DoCoMo, we added back to the position during its 40% selloff in the second quarter. We're staying focused on investing in quality firms with strong records in execution, solid financial records, and positive cash flow numbers, and we control our risk by keeping our positions in these firms to only about 1%-1.5% of portfolio assets at this point.

With the proceeds of our TMT sales, we increased our exposure to financials this year by about 6%, by adding to some of our existing holdings like Credit Suisse, Swiss Re, Allianz, Munich Re, Axa and establishing positions in the UK firms Royal Bank of Scotland, Prudential and Abbey National. Royal Bank of Scotland, purchased at a discount to book, has an 8-year track record of consistent revenue growth is growing earnings at over 15%. Due to multiple expansion or stock price appreciation, our financial sector weighting is now higher than that of the EAFE.

At quarter end we reduced some of these holdings by realizing profits, but we intend to hold on to our core positions in financial companies, so long as they avoid asset provisioning, credit deterioration and revenue risk. Among our largest financial holdings are Axa and Aegon, the world's best-run life insurance firms after AIG in the US.

Historically we've been able to add value through our currency hedging techniques, which have contributed to returns and reduced overall portfolio volatility, but this year the technical tools we use for currency hedging gave us a number of false signals. Despite the collapse in US financial markets driven by the Nasdaq and a reacceleration of growth in Europe, the dollar, defying logic, remained strong. We went from being fully unhedged to fully hedged, which we define as a 50% hedge ratio against the euro, Swiss franc, yen and pound sterling. At June 30 the fund was hedged only against the pound sterling.

Day-to-day sentiment changes but our investment process stays the same. We invest in firms with defensible franchises that are growing at much more reliable rates than their competitors, and we invest with a 5-year time horizon. The environment for bottom-up investors has become increasingly challenging, but we haven't lacked for highly attractive candidates for our investable universe. This year we added about 30 new stocks that we've been following over the last 3-5 years; they all have strong franchises and are generating better than 15% growth in cash flow and earnings. While our repositioning of the fund's holdings has not yet benefited returns, the fundamentals in international markets remain very attractive. Given their ongoing restructuring and enhanced use of balance sheets, which for the most part are much stronger than those of their US counterparts, we believe our holdings have great potential for improved profitability, as expressed in higher returns on equity and returns on capital.

Independence Capital Management, Inc.
Investment Adviser
Vontobel USA, Inc.
Investment Sub-Adviser

SMALL CAP VALUE FUND

Royce & Associates began managing the Penn Series Small Cap Value Fund on May 1, 2000. The Fund will be benchmarked against the Russell 2000 Index.

Although the tenure was short, we were pleased with the opening period performance for the Fund. From the date Royce & Associates assumed investment management responsibility (May 1, 2000) through June 30, 2000, the Fund was up 4.66%. This compared favorably to both small cap benchmarks, the Russell 2000 and Russell 2000 Value Indices, which were up 2.38% and 1.35%, respectively. In addition, the Fund also outperformed the large cap S&P 500 Index, which was up 0.37% for the same period.

The portfolio that Royce & Associates inherited from the previous manager has been totally remade and reflects numerous changes. The primary change relates to portfolio concentration in terms of position weighting and in terms of the number of portfolio holdings. The prior portfolio contained approximately 40 holdings and its top position represented almost 5% of portfolio assets. The Fund is now more diversified (131 holdings at 6/30/00) and less concentrated in terms of its position weighting - its top holding, Annuity and Life Re, represented 1.4% of assets as of 6/30/00. Portfolio sector weightings have also changed - Industrial Products (32.4%), Technology (17.7%), and Industrial Services (16.8%) are now the Fund's largest sector weightings.

Contributing to the Fund's early success were nice gains from the Health, Industrial Products, and Financial Intermediaries sectors. Inside the Health sector, Shared Medical Systems was the largest contributor to the Fund's performance. Inside the Industrial Products sector, specialty chemicals manufacturer Lilly Industries and specialty materials manufacturer SPS

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Technologies were two of the Fund's better performers. Inside the Financial Intermediaries sector, insurer Annuity and Life Re and banking concern, Enhance Financial Services Group, were substantial contributors to the Fund's opening period performance.

Independence Capital Management, Inc.
Investment Adviser
Royce & Associates, Inc.
Invesment Sub-Adviser

EMERGING GROWTH FUND

We weathered a very tough second quarter and have ended the first half of 2000 in solid shape. In the second quarter, the Penn Series Emerging Growth portfolio declined 9.65% (net of fees) against a 7.37% decline in the benchmark Russell 2000 Growth. Bolstered by strong first quarter performance, the Penn Series portfolio was up 6.02% (net of fees) at midyear against a slight increase of 1.23% in the Russell 2000 Growth. This performance helped us maintain our longer-term performance advantage over the benchmark. For the last twelve months ending June 30, 2000, the portfolio is up 96.82% (net of fees) against a rise of 28.39% in the benchmark.

Sparked by a break in biotech stocks in early March, smaller fast growing stocks declined precipitously in March and entered into a period of volatility in April and May in which the general trend was downward. Measuring the daily close of the Russell 2000 Growth we calculate the index declined 35.01% from a peak on March 10, 2000 to a low on May 25, 2000. In that same time period the Emerging Growth composite declined 49.66%. This correction ranks as one of the sharpest in small cap history.

While we endured a fast, sharp decline in March, the first two months of the second quarter brought a slower, longer kind of pain. Fortunately, sensing at least some of the selling was overdone, investors returned to our market segment in June and the Russell 2000 Growth finished June with a one month advance of 12.92%. The portfolio posted a strong 32.12 % (net of fees) return for June.

Historically we have focused on "upgrading" the portfolio with the highest quality, fastest growing, small growth stocks coming out of a correction. When stocks get beaten up significantly, we see little incremental risk in owning quality stocks that may be more expensive than the rest of the universe. We have found that investors often look to these names when they return to the market.

Thus in April and May we bolstered positions in stocks from the hardware, networking, and software sectors. We expanded our position in SonicWall, a provider of Internet security products. SonicWall has seen a significant increase in demand for its security product serving the broadband market. This demand has driven triple digit revenue and earnings growth over the last several quarters. The company is at the confluence of two key investment premises: the expanding need for Internet security, and the rapid growth of broadband access.

Despite the rally in many small cap stocks, we endured our share of disappointments in the quarter as well. Exchange Applications, a small company that provides customer management software for e-commerce and e-marketing initiatives, has been a strong contributor to performance over the last several quarters. This software area presents a huge growth opportunity and Exchange Applications has been an attractive way to invest. The company has a smaller market capitalization and more attractive valuation than competitors E.piphany and Broadbase Software. However, the stock corrected in the March decline, and fell again in April and May. While Exchange Applications reported strong numbers in the first quarter, the market perceived that too large a percentage of Exchange Applications revenue came from one relationship. Additionally, a holder of the company's stock was forced to sell a large slug of Exchange Applications stock into an already weak market. We believe Exchange Applications is remedying the customer concentration issue. They have launched a new product set that has proven very popular and has them on track for a strong third quarter. Thus we purchased more stock on weakness early in the second quarter, and longer term think the company will continue to succeed.

The Exchange Applications example helps to confirm why we believe running a diversified portfolio is the most prudent way to participate in the small growth area. The stock was a significant position, and detracted from performance in the quarter, but in our broadly diversified portfolio, it did not drag down our results too significantly.

Despite the volatility of the market, and the strong correction many Internet related stocks have endured, we are optimistic about business opportunities in many segments of the market. We see great opportunities in wireless, broadband

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

access, the continued build-out of the Internet, and Internet content delivery. The decline of the on-line retailers should not surprise investors, and we don't sense that the decline will have a long term impact on other fast growth sectors. While we are optimistic at the company level, we do expect that we will endure more volatility throughout the remainder of the year.

Independence Capital Management, Inc.
Investment Adviser
RS Investment Management, Inc.
Investment Sub-Adviser

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE MONEY MARKET FUND

                                                         Par               Value
                                                        (000)              (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER--44.7%
--------------------------------------------------------------------------------
Alabama Power Co.
    6.820%, 07/06/00                                   1,436             $ 1,435
Allstate Corp.
    6.520%, 07/10/00                                   1,500               1,498
Allstate Corp.
    6.530%, 07/10/00                                   2,000               1,997
American Express Credit Corp.
    6.750%, 07/06/00                                     100                 100
    6.700%, 07/10/00                                   3,500               3,495
Baltimore Gas & Electric
    6.650%, 07/13/00                                     722                 721
Coca-Cola Co.
    6.800%, 07/06/00                                     400                 400
    6.670%, 07/07/00                                     500                 500
Duke Capital Corp.
    6.630%, 08/17/00                                   2,015               1,998
Emerson Electric Co.
    6.700%, 07/05/00                                     500                 500
    6.500%, 07/06/00                                     530                 530
    6.750%, 07/06/00                                   2,500               2,499
Fleet Funding Corp.
    6.600%, 07/05/00                                   1,350               1,350
Florida Power & Light Co.
    6.520%, 07/10/00                                   2,000               1,997
    6.530%, 07/10/00                                   1,000                 999
General Electric Capital Corp.
    6.750%, 07/05/00                                     300                 300
    6.550%, 07/12/00                                   1,794               1,791
    6.600%, 07/12/00                                     300                 299
General Mills, Inc.
    6.850%, 07/03/00                                     450                 450
    6.520%, 07/10/00                                     500                 499
General Motors Acceptance Corp.
    6.700%, 07/12/00                                     861                 859
GTE Corp.
    6.820%, 07/14/00                                   1,550               1,547
    6.580%, 07/21/00                                   1,000                 997
Honeywell, International
    6.570%, 07/05/00                                     259                 259
IBM Credit Corp.
    6.700%, 07/10/00                                     200                 200
International Lease Finance Corp.
    6.550%, 07/12/00                                   1,000                 998
Kimberly-Clark
    6.550%, 08/10/00                                   1,000                 993
Lucent Technology
    6.700%, 07/10/00                                   1,220               1,218
    6.700%, 07/12/00                                     325                 324
Merrill Lynch & Co., Inc.
    6.700%, 07/12/00                                     100                 100
Natural Fuel Gas
    6.900%, 07/03/00                                     400                 400
    7.050%, 07/06/00                                     600                 600
    6.650%, 07/11/00                                   3,000               2,996
New York, New York
    6.150%, 07/10/00                                   2,430               2,430

                                                       Par                 Value
                                                      (000)                (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PG&E Corp.
    6.540%, 07/11/00                                   460               $   459
Sherwin-Williams Co.
    6.550%, 07/12/00                                   500                   499
                                                                         -------
TOTAL COMMERCIAL PAPER
   (Cost $38,237)                                                         38,237
                                                                         -------

--------------------------------------------------------------------------------
CORPORATE BONDS--19.6%
--------------------------------------------------------------------------------
ALCOA, Inc.
    5.750%, 02/01/01                                     725                 720
American Express Credit Corp.
    6.500%, 08/01/00                                   1,829               1,829
Associates Corp.
    6.250%, 09/15/00                                     475                 475
    6.625%, 05/15/01                                     400                 398
    6.700%, 05/29/01                                     260                 259
AT&T Capital Corp.
    6.875%, 01/16/01                                     500                 501
Bank of America Corp.
    6.625%, 05/30/01                                      50                  49
Boeing Co.
    8.375%, 02/15/01                                     750                 755
Boston Edison Co.
    6.050%, 08/15/00                                   1,019               1,018
Chrysler Financial Co., LLC
    6.625%, 08/15/00                                   1,619               1,619
    5.875%, 02/07/01                                     300                 298
Consolidated Edison
    7.375%, 09/15/00                                     150                 150
Donnelley (R.R.) & Sons
    9.125%, 12/01/00                                     335                 338
Duke Power Co.
    5.875%, 06/01/01                                      25                  25
Ford Motor Credit Corp.
    6.850%, 08/15/00                                   1,330               1,331
    6.375%, 10/06/00                                     744                 744
    6.250%, 11/08/00                                     805                 804
    5.750%, 01/25/01                                     591                 588
General Electric Capital Corp.
    8.375%, 03/01/01                                     812                 820
General Motors Acceptance Corp.
    5.625%, 02/15/01                                     515                 511
GTE California, Inc.
    5.625%, 02/01/01                                     105                 104
GTE Northwest, Inc.
    7.375%, 05/01/01                                     300                 300
Household Finance Corp.
    6.450%, 03/15/01                                     300                 299
International Lease Finance Corp.
    6.625%, 08/15/00                                     400                 400
Kimberly-Clark Corp.
    8.625%, 05/01/01                                     245                 248
Merrill Lynch & Co., Inc.
    6.700%, 08/01/00                                     375                 375
    6.000%, 01/15/01                                     284                 283
    6.000%, 03/01/01                                     550                 546

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE MONEY MARKET FUND

                                                        Par               Value
                                                       (000)              (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley Dean Witter
    6.750%, 08/15/00                                     100             $   100
NationsBank Corp.
    5.750%, 03/15/01                                     528                 523
Northern State Power Minnesota
    5.750%, 12/01/00                                     375                 374
                                                                         -------
TOTAL CORPORATE BONDS
   (Cost $16,784)                                                         16,784
                                                                         -------

--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--0.6%
--------------------------------------------------------------------------------
Federal Home Loan Bank
    7.050%, 05/17/01
  (Cost $500)                                            500                 500
                                                                         -------


--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES--17.6%
--------------------------------------------------------------------------------
Alabama State Industrial Development Authority
    6.780%, 11/01/15                                     950                 950
Avalon Hotel Associates
    7.283%, 03/01/08                                     435                 435
Barton Healthcare, LLC
    6.700%, 02/15/25                                     410                 410
Berks County, PA, Industrial Development Authority
    6.830%, 06/01/15                                     455                 455
Bloomfield, NM
    6.700%, 11/15/10                                     600                 600
Columbia County, GA, Development Authority
    6.700%, 03/01/10                                   1,600               1,600
Community Health Systems, Inc.
    6.850%, 10/01/03                                   1,725               1,725
Durham, NC, Certificates of Participation
    6.600%, 07/01/03                                     500                 500
Espanola, NM
    6.700%, 11/15/10                                     600                 600
Fairview Hospital & Healthcare  Services
    6.850%, 11/01/15                                     500                 500
GMG Warehouse, LLC
    6.700%, 05/15/25                                   1,000               1,000
Health Insurance Plan of Greater NY
    6.800%, 07/01/16                                     500                 500
Illinois Development Finance Authority
    6.700%, 11/01/14                                     600                 600
Liliha Parking  LP
    6.850%, 08/01/24                                   2,155               2,155
Montgomery County, PA, Industrial
  Development Authority
    6.830%, 03/01/10                                   1,055               1,055
Silver City, NM
    6.700%, 11/15/10                                     600                 600
St. Francis Healthcare Foundation
    6.850%, 08/01/12                                   1,375               1,375
                                                                         -------
TOTAL VARIABLE RATE DEMAND NOTES
   (Cost $15,060)                                                         15,060
                                                                         -------

--------------------------------------------------------------------------------
MEDIUM TERM NOTES--11.0%
--------------------------------------------------------------------------------
Associates Corp. NA
    6.670%, 07/28/00                                     200                 200

                                                       Par                 Value
                                                      (000)                (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Beneficial Corp.
    6.330%, 12/18/00                                     100               $ 100
    6.600%, 06/22/01                                     100                  99
Chrysler Financial Co., LLC
    5.900%, 01/26/01                                     100                  99
Ford Motor Credit Co.
    6.650%, 08/07/00                                     200                 200
    5.760%, 01/24/01                                     250                 249
    6.360%, 01/30/01                                     100                 100
    5.760%, 02/12/01                                      20                  20
    6.290%, 03/05/01                                     100                 100
General Electric Capital Corp.
    6.000%, 09/13/00                                     150                 150
    5.190%, 01/16/01                                     125                 124
    5.500%, 01/16/01                                     500                 496
General Motors Acceptance Corp.
    7.500%, 07/24/00                                     150                 150
    6.210%, 09/19/00                                     120                 120
    6.150%, 01/16/01                                     700                 696
    6.200%, 01/16/01                                     115                 115
    6.600%, 01/17/01                                     300                 300
    6.800%, 04/17/01                                     100                 100
    5.350%, 05/04/01                                     400                 395
IBM Corp.
    5.755%, 07/10/00                                     250                 250
    6.037%, 08/07/00                                     700                 700
International Lease Finance Corp.
    6.420%, 09/11/00                                     145                 145
    6.450%, 09/11/00                                     100                 100
    6.090%, 09/25/00                                     100                 100
    6.210%, 11/20/00                                     750                 749
    6.200%, 11/06/00                                     150                 150
    6.590%, 12/01/00                                     750                 750
John Deere Capital Corp.
    6.390%, 09/18/00                                     500                 499
    5.220%, 10/19/00                                     500                 497
Merrill Lynch & Co., Inc.
    5.930%, 03/23/01                                     100                  99
    6.020%, 05/11/01                                     250                 247
Morgan Stanley Dean Witter
    5.250%, 02/08/01                                     110                 109
    6.700%, 05/01/01                                     115                 115
NationsBank Corp.
    5.700%, 02/12/01                                     300                 297
Norwest Corp.
    5.625%, 02/05/01                                     200                 199
Norwest Financial Inc.
    6.200%, 02/15/01                                     150                 149
Pacific Gas & Electric
    6.110%, 01/08/01                                      95                  95
Wells Fargo & Co.
    6.875%, 05/10/01                                     325                 324
                                                                           -----
TOTAL MEDIUM TERM NOTES
  (Cost $9,387)                                                            9,387
                                                                           -----

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Concluded)
THE MONEY MARKET FUND

                                                          Number          Value
                                                        of Shares         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.1%
--------------------------------------------------------------------------------
Janus Money Market Fund, Inc.                          4,054,110        $ 4,054
Provident Institutional Fund, Inc.                     1,968,884          1,969
                                                                        -------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $6,023)                                                           6,023
                                                                        -------

TOTAL INVESTMENTS--100.6%
   (Cost $85,991) (a)                                                    85,991

LIABILITIES IN EXCESS
    OF OTHER ASSETS--(0.6%)                                                (502)
                                                                        -------

NET ASSETS APPLICABLE TO 85,491,651
     ISSUED AND OUTSTANDING--100.0%                                     $85,489
                                                                        =======

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                                           $1.00
                                                                        =======

--------------------------------------------------------------------------------
(a) Cost for Federal income tax purposes.
** The rate shown is the rate as of June 30, 2000, and the maturity is the next interest readjustment date.


                                                         Percentage of Portfolio
   Maturity                      Amount                 ------------------------
   Schedule                     Par (000)                                  (cum)
--------------------------------------------------------------------------------
  1 - 7 days                     $23,885                       29.8%       29.8%
  8 - 14 days                     25,212                       31.5%       61.3%
 15 - 30 days                      1,350                        1.7%       63.0%
 31 - 60 days                     10,587                       13.2%       76.2%
 61 - 90 days                      1,740                        2.2%       78.4%
 91 - 120 days                     1,244                        1.6%       80.0%
121 - 150 days                     1,705                        2.1%       82.1%
 over 150 days                    14,355                       17.9%      100.0%
                                 -------                      ------
                                 $80,078                      100.0%

Average Weighted Maturity -- 55 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE QUALITY BOND FUND

                                                        Par                Value
                                                       (000)               (000)
--------------------------------------------------------------------------------
CORPORATE BONDS--5.0%
--------------------------------------------------------------------------------
Canadian Government Agency--2.0%
Hydro-Quebec
       8.400%,  01/15/22                                  420            $   445
       8.050%,  07/07/24                                1,365              1,449
                                                                         -------
                                                                           1,894
                                                                         -------
Transportation--3.0%
CSX Corp.
       7.050%, 05/01/02                                 2,810              2,779
                                                                         -------

TOTAL CORPORATE BONDS
  (Cost $4,571)                                                            4,673
                                                                         -------

--------------------------------------------------------------------------------
MEDIUM TERM NOTES--9.8%
--------------------------------------------------------------------------------
Diversified Financial Services--9.8%
Associates Corp. N.A.
       7.750%, 02/15/05                                 1,000                998
General Electric Cap Corp.
       7.250%, 05/03/04                                 8,265              8,283
                                                                         -------


TOTAL MEDIUM TERM NOTES
  (Cost $9,259)                                                            9,281
                                                                         -------

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--45.6%
--------------------------------------------------------------------------------
U.S. Treasury Bonds--11.1%
       6.125%, 08/15/29                                10,305             10,424
                                                                         -------
U.S. Treasury Notes--27.8%
       6.250%, 02/15/03                                   800                798
       5.500%, 05/31/03                                 3,275              3,202
       6.750%, 05/15/05                                 5,800              5,938
       6.500%, 02/15/10                                 7,855              8,115
       7.250%, 05/15/16                                 7,460              8,211
                                                                         -------
                                                                          26,264
                                                                         -------
U.S. Treasury Notes Inflation Index--6.7%
       3.625%, 07/15/02                                 6,000              6,374
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $42,497)                                                          43,062
                                                                         -------

--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--31.8%
--------------------------------------------------------------------------------
Federal Government Loan Mortgage Corporation--9.1%
       8.000%, 07/01/30                                 8,500              8,542
                                                                         -------
Federal National Mortgage Association--22.7%
       6.825%, 09/01/07                                 2,638              2,579
       6.600%, 11/01/07                                   487                468
       6.620%, 11/01/07                                 1,867              1,797
       6.500%, 07/01/30                                 5,900              5,555
       7.000%, 07/01/30                                 3,000              2,892
       8.500%, 07/01/30                                 8,000              8,145
                                                                         -------
                                                                          21,436
                                                                         -------
TOTAL AGENCY OBLIGATIONS
  (Cost $30,035)                                                          29,978
                                                                         -------

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION--0.9%
--------------------------------------------------------------------------------
Morgan Stanley Capital I
       6.950%, 12/12/05
  (Cost $900)                                             901                859
                                                                         -------

                                                        Par                Value
                                                       (000)               (000)
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--28.8%
--------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust
       6.810%, 02/15/03                                 5,400            $ 5,387
Chase Credit Card Master Trust
       6.683%, 08/15/05                                 3,500              3,507
Discover Card Master Trust I
       6.643%, 09/16/05                                 4,500              4,502
First USA Credit Card Master Trust
       6.664%, 01/18/06                                 2,500              2,498
Fleet Credit Card Master Trust II
       6.653%, 07/15/05                                 3,550              3,557
Illinois Power Special Purpose Trust
       5.380%, 06/25/07                                 4,500              4,231
MBNA Master Credit Card Trust I
       6.693%, 10/15/05                                 1,500              1,503
Railcar Leasing L.L.C.
       7.125%, 01/15/13                                 2,000              1,957
                                                                         -------

TOTAL ASSET BACKED SECURITIES
  (Cost $27,340)                                                          27,142
                                                                         -------


                                                          Number           Value
                                                        of Shares          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.5%
--------------------------------------------------------------------------------
Janus Money Market Fund                                3,298,645          3,299
Provident Institutional Fund                              20,325             20
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,319)                                                           3,319
                                                                       ---------
TOTAL INVESTMENTS--125.4%
  (Cost $117,921) (a)                                                   118,314

RECEIVABLE FOR SECURITIES
  SOLD --25.4%                                                           23,942

PAYABLE FOR SECURITIES
  PURCHASED --(51.9%)                                                   (48,980)

OTHER ASSETS IN EXCESS
  OF OTHER LIABILITIES--1.1%                                              1,058
                                                                       ---------

NET ASSETS APPLICABLE TO 9,228,457
  SHARES OF COMMON STOCK ISSUED
  AND OUTSTANDING -- 100.0%                                            $ 94,334
                                                                       =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $ 10.22
                                                                       =========

---------------
(a) At June 30, 2000, the cost for Federal income tax purposes was $118,007,885. Net unrealized appreciation was $306,168. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $915,125 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $608,957.


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE HIGH YIELD  BOND FUND

                                                        Par               Value
                                                       (000)              (000)
--------------------------------------------------------------------------------
CORPORATE BONDS--84.3%
--------------------------------------------------------------------------------
Aerospace & Defense--1.7%
Anteon Corp.
     12.000%, 05/15/09                                    200            $   184
BE Aerospace
     8.000%, 03/01/08                                     125                106
Communications & Power Industries
     12.000%, 08/01/05                                    450                340
Dyncorp, Inc.
     9.500%, 03/01/07                                     275                221
L-3 Communications Corp.
     10.375%, 05/01/07                                    200                204
                                                                         -------
                                                                           1,055
                                                                         -------
Automobiles & Related--2.1%
Advance Stores Co., Inc.
     10.250%, 04/15/08                                    250                204
Aftermarket Technology Corp.
     12.000%, 08/01/04                                    175                176
Hayes Lemmerz International, Inc.
     8.250%, 12/15/08                                     200                170
Hayes Wheels International, Inc.
     9.125%, 07/15/07                                      75                 67
Lear Corp.
     7.960%, 05/15/05                                     125                117
     8.110%, 05/15/09                                     125                114
MSX International, Inc.
     11.375%, 01/15/08                                    200                190
Venture Holdings Trust
     9.500%, 07/01/05                                     350                268
                                                                         -------
                                                                           1,306
                                                                         -------
Broadcast/Media--2.8%
ACME Television/Finance Corp.
     11.297%**, 09/30/04                                  400                384
Benedek Communications Corp.
     17.481%**, 05/15/06                                  200                149
Capstar Broadcasting Partners
     12.000%, 07/01/09                                    380                441
Chancellor Media Corp.
     8.750%, 06/15/07                                     150                152
Radio Unica Corp.
     15.585%**, 08/01/06                                  250                162
Sinclair Broadcast Group
     10.000%, 09/30/05                                    200                193

Spanish Broadcasting System
     9.625%, 11/01/09                                     275                273
                                                                         -------
                                                                           1,754
                                                                         -------
Building Products--3.2%
American Builders & Contractors Supply Co., Inc.
     10.625%, 05/15/07                                    375                309
Associated Materials, Inc.
     9.250%, 03/01/08                                     600                567
ISG Resources, Inc.
     10.000%, 04/15/08                                    500                459
Lennar Corp.
     9.950%, 05/01/10                                     500                492
Nortek, Inc.
     9.875%, 03/01/04                                     200                191
                                                                         -------
                                                                           2,018
                                                                         -------
Cable Operators--5.6%
Callahan Nordrhein West
     14.000%, 07/15/10                                    300                288
Charter Communications Holdings L.L.C.
     12.225%**, 04/01/11                                  150                 86

                                                         Par              Value
                                                        (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Coaxial Communications, Inc.
     10.000%, 08/15/06                                    200             $  192
Coaxial L.L.C.
     13.680%**, 08/15/08                                  300                193
Frontiervision Holdings L.P.
     11.819%**, 09/15/07                                  400                349
International Cabletel, Inc.
     11.791%**, 02/01/06                                  550                509
Northland Cable Television
     10.250%, 11/15/07                                    250                209
NTL, Inc.
     12.860%**, 04/01/08                                   75                 47
Telewest Communication PLC
     11.248%**, 10/01/07                                  200                192
     9.875%**, 02/01/10                                   250                240
United International Holdings
     12.174%**, 02/15/08                                1,125                782
United Pan-Europe Communications NV
     10.875%, 08/01/09                                    100                 89
     15.346%, 02/01/10                                    650                312
                                                                         -------
                                                                           3,488
                                                                         -------
Containers--1.9%
BWAY Corp.
     10.250%, 04/15/07                                    500                477
U.S. Can Corp.
     10.125%, 10/15/06                                    700                724
                                                                         -------
                                                                           1,201
                                                                         -------
Electronic Components--2.7%
Amkor Technologies, Inc.
     9.250%, 05/01/06                                     500                495
     10.500%, 05/01/09                                     75                 76
Asat Finance L.L.C.
     12.500%, 11/01/06                                    225                242
Chippac International Ltd.
     12.750%, 08/01/09                                     75                 82
Flextronics International Ltd.
     9.875%, 07/01/10                                     500                509
Intersil Corp.
     13.250%, 08/15/09                                     32                 37
SCG Holdings & Semiconductor Corp.
     12.000%, 08/01/09                                    230                247
                                                                         -------
                                                                           1,688
                                                                         -------
Energy Services--8.0%
Amerigas Partners L.P.
     10.125%, 04/15/07                                    400                404
Canadian Forest Oil Ltd.
     8.750%, 09/15/07                                     300                283
Comstock Resources, Inc.
     11.250%, 05/01/07                                    475                484
Continental Resources, Inc.
     10.250%, 08/01/08                                    275                247
Denbury Management, Inc.
     9.000%, 03/01/08                                      75                 69
Energy Corp. of America
     9.500%, 05/15/07                                     600                387
Eott Energy Partners
     11.000%, 10/01/09                                    100                101
Forest Oil Corp.
     10.500%, 01/15/06                                    200                204
Frontier Oil Corp.
     11.750%, 11/15/09                                    350                352

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE HIGH YIELD  BOND FUND

                                                         Par              Value
                                                        (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nuevo Energy Co.
     9.500%, 06/01/08                                     250             $  247
Orion Power Holdings, Inc.
     12.000%, 05/01/10                                    300                316
PDVSA Finance Ltd.
     6.800%, 11/15/08                                     300                247
Plains Resources, Inc.
     10.250%, 03/15/06                                    150                152
Pride Petroleum Services, Inc.
     9.375%, 05/01/07                                     425                427
Stone Energy Corp.
     8.750%, 09/15/07                                     500                477
Swift Energy Co.
     10.250%, 08/01/09                                    300                305
YPF Sociedad Anonima
     10.000%, 11/02/28                                    300                324
                                                                         -------
                                                                           5,026
                                                                         -------
Entertainment & Leisure--1.4%
AMC Entertainment, Inc.
     9.500%, 02/01/11                                      75                 36
Cinemark USA, Inc.
     8.500%, 08/01/08                                     125                 59
Premier Parks, Inc.
     9.250%, 04/01/06                                     150                143
     9.750%, 06/15/07                                     250                242
     11.647%**, 04/01/08                                  250                172
Yankeenets L.L.C.
     12.750%, 03/01/07                                    200                194
                                                                         -------
                                                                             846
                                                                         -------
Finance--1.2%
Euronet Services, Inc. @
     18.814%**, 07/01/06                                  500                147
Lodgian Finance Corp.
     12.250%, 07/15/09                                    200                155
RBF Finance Co.
     11.000%, 03/15/06                                    400                432
                                                                         -------
                                                                             734
                                                                         -------
Food/Tobacco--2.2%
B&G Foods, Inc.
     9.625%, 08/01/07                                     600                423
Doane Pet Care Co.
     9.750%, 05/15/07                                     500                427
International Home Foods, Inc.
     10.375%, 11/01/06                                    100                107
Luigino's, Inc.
     10.000%, 02/01/06                                    150                118
New World Pasta Co.
     9.250%, 02/15/09                                     500                292
                                                                         -------
                                                                           1,367
                                                                         -------
Healthcare Services--2.8%
Bio Rad Labs
     11.625%, 02/15/07                                    200                207
Dade International, Inc.
     11.125%, 05/01/06                                    100                 56
Fresenius Medical Capital Trust II
     7.875%, 02/01/08                                     100                 91
Lifepoint Hospitals Holdings, Inc.
     10.750%, 05/15/09                                    350                361
Mariner Post-Accute Network, Inc. #
     106.823%**, 11/01/07                                 650                 10
Quest Diagnostic, Inc.
     10.750%, 12/15/06                                    350                364

                                                         Par              Value
                                                        (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tenet Healthcare Corp.
     8.000%, 01/15/05                                     300             $  290
Triad Hospital Holdings, Inc.
     11.000%, 05/15/09                                    375                386
                                                                          ------
                                                                           1,765
                                                                          ------
Hotels & Gaming--5.2%
Arogosy Gaming Co.
     10.750%, 06/01/09                                    375                390
Courtyard by Marriott II
     10.750%, 02/01/08                                    600                592
HMH Properties, Inc.
     7.875%, 08/01/08                                     300                271
Hollywood Casino Shreveport
     13.000%, 08/01/06                                    350                372
Horseshoe Gaming L.L.C.
     9.375%, 06/15/07                                     500                497
     8.625%, 05/15/09                                      50                 47
International Game Technology
     8.375%, 05/15/09                                     500                481
Station Casinos, Inc.
     10.125%, 03/15/06                                    300                306
Venetian Casino
     14.250%, 11/15/05                                    300                287
                                                                          ------
                                                                           3,243
                                                                          ------
Internet Service Providers--2.7%
Covad Communications Group
     17.422%**, 03/15/08                                  400                222
Cybernet Internet Services
     14.000%, 07/01/09                                    150                 66
Exodus Communications, Inc.
     11.250%, 07/01/08                                    150                149
     10.750%, 12/15/09                                    350                340
Globix Corp.
     12.500%, 02/01/10                                    250                207
PSINet, Inc.
     11.500%, 11/01/08                                    150                143
Verio, Inc.
     11.250%, 12/01/08                                    300                335
     10.625%, 11/15/09                                    200                221
                                                                          ------
                                                                           1,683
                                                                          ------
Long Distance Telecommunication--2.1%
Hermes Europe Railtel BV
     11.500%, 08/15/07                                    100                 88
     10.375%, 01/15/09                                    150                125
IPCS, Inc.
     13.199%**, 07/15/10                                  300                162
Metromedia Fiber Network, Inc.
     10.000%. 11/15/08                                    200                199
Primus Telecomm Group
     12.750%, 10/15/09                                    250                201
RSL Communications plc
     9.125%, 03/01/08                                     100                 65
     12.000%, 11/01/08                                     50                 37
Viatel, Inc.
     11.500%, 03/15/09                                    100                 77
Williams Communications Group, Inc.
     10.875%, 10/01/09                                    150                147
Worldwide Fiber, Inc.
     12.000%, 08/01/09                                    250                239
                                                                          ------
                                                                           1,340
                                                                          ------
Manufacturing--1.8%
Hawk Corp.
     10.250%, 12/01/03                                    375                363

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE HIGH YIELD  BOND FUND

                                                         Par              Value
                                                        (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HCC Industries, Inc. @
     10.750%, 05/15/07                                    400             $  170
International Wire Group, Inc.
     111.750%, 06/01/05                                   600                605
                                                                          ------
                                                                           1,138
                                                                          ------
Metals & Mining--2.1%
Bethlehem Steel
     110.375%, 09/01/03                                   150                149
Better Minerals & Aggregates
     113.000%, 09/15/09                                   350                343
Golden Northwest Aluminum
     112.000%, 12/15/06                                   350                352
Kaiser Aluminum and Chemical Corp.
     112.750%, 02/01/03                                   200                181
Russel Metals, Inc.
     110.000%, 06/01/09                                   300                287
                                                                          ------
                                                                           1,312
                                                                          ------
Miscellaneous Consumer Products--1.9%
Bally Total Fitness Holdings
     19.875%, 10/15/07                                    425                389
Corning Consumer Product
     19.625%, 05/01/08                                    150                101
Hedstrom Holdings, Inc. @ #
     1125.146%**, 06/01/09                                500                  1
Holmes Products Corp.
     19.875%, 11/15/07                                     75                 53
Jostens, Inc.
     112.750%, 05/01/10                                   175                174
Sleepmaster
     111.000%, 05/15/09                                   500                473
                                                                          ------
                                                                           1,191
                                                                          ------
Paper & Paper Products--3.0%
Ainsworth Lumber Co.
     112.500%, 07/15/07                                   100                101
Four M Corp.
     112.000%, 06/01/06                                   250                236
Kappa Beheer BV
     110.625%, 07/15/09                                   500                509
Millar Western Forest
     19.875%, 05/15/08                                    100                 94
Norampac, Inc.
     19.500%, 02/01/08                                     25                 24
Paperboard Industries International, Inc.
     18.375%, 09/15/07                                    250                214
Repap New Brunswick
     111.500%, 06/01/04                                   375                384
Riverwood International Co.
     110.875%, 04/01/08                                   300                266
U.S. Timberlands Klam/Finance
     19.625%, 11/15/07                                     50                 45
                                                                          ------
                                                                           1,873
                                                                          ------
Printing & Publishing--1.5%
Hollinger International Publishing, Inc.
     19.250%, 03/15/07                                    400                397
Sun Media Corp.
     19.500%, 02/15/07                                    275                268
TDL Infomedia Group Ltd.
     112.125%, 10/15/09                                   125                193
Transwestern Holdings, L.P.
     112.297%**, 11/15/08                                 100                 74
                                                                          ------
                                                                             932
                                                                          ------

                                                         Par              Value
                                                        (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Rental Auto - Equipment--0.8%
Universal Compression, Inc.
     10.955%**, 02/15/08                                  700             $  508
                                                                          ------
Restaraunts--1.3%
Foodmaker Corp.
     9.750%, 11/01/03                                     500                501
Foodmaker, Inc.
     8.375%, 04/15/08                                     100                 95
Sbarro, Inc.
     11.000%, 09/15/09                                    200                205
                                                                          ------
                                                                             801
                                                                          ------
Retail--0.0%
Safelite Glass Corp.
     9.875%, 12/15/06                                     300                  4
                                                                          ------
Satellites--0.6%
Orbital Imaging Corp.
     11.625%, 03/01/05                                    100                 66
Pegasus Communications Corp.
     9.625%, 10/15/05                                     200                194
     9.750%, 12/01/06                                     100                 97
                                                                          ------
                                                                             357
                                                                          ------
Savings & Loan--0.3%
Bank United Capital Trust @
     10.250%, 12/31/26                                    250                211
                                                                          ------
Services--2.9%
AP Holdings, Inc. @
     47.137%**, 03/15/08                                  200                 21
Avis Group Holdings, Inc.
     11.000%, 05/01/09                                    500                524
Coinmach Corp.
     11.750%, 11/15/05                                    307                296
Global Imaging Systems, Inc.
     10.750%, 02/15/07                                    200                173
Intertek Finance plc
     10.250%, 11/01/06                                    375                309
Iron Mountain, Inc.
     11.125%, 07/15/06                                    500                519
                                                                          ------
                                                                           1,842
                                                                          ------
Specialty Chemicals--2.7%
American Pacific Corp. @
     9.250%, 03/01/05                                     350                348
Ineos Acrylics Finance
     10.250%, 05/15/10                                     50                 50
ISP Holdings, Inc.
     9.750%, 02/15/02                                     500                485
Koppers Industry, Inc.
     9.875%, 12/01/07                                     500                468
Octel Developments plc
     10.000%, 05/01/06                                    400                364
                                                                          ------
                                                                           1,715
                                                                          ------
Supermarkets--0.6%
Jitney-Jungle Stores of America, Inc. #
     12.000%, 03/01/06                                    250                 39
     10.375%, 09/15/07                                    250                  3
Pantry, Inc.
     10.250%, 10/15/07                                    350                333
Pathmark Stores #
     10.750%, 11/01/03                                    400                 22
                                                                          ------
                                                                             397
                                                                          ------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE HIGH YIELD  BOND FUND

                                                         Par              Value
                                                        (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Textiles & Apparel--1.5%
Dan River, Inc.
     10.125%, 12/15/03                                    300            $   293
Delta Mills, Inc.
     9.625%, 09/01/07                                     400                340
Dyersburg Corp.
     9.750%, 09/01/07                                     450                 47
Westpoint Stevens, Inc.
     7.875%, 06/15/05                                     300                252
                                                                         -------
                                                                             932
                                                                         -------
Transportation--1.4%
Petro Stopping Centers
     10.500%, 02/01/07                                    300                267
Travelcenters of America
     10.250%, 04/01/07                                    600                608
                                                                         -------
                                                                             875
                                                                         -------
Wireless Communications--9.3%
Airgate PCS, Inc.
     13.018%**, 10/01/09                                  700                417
Centennial Cellular Corp.
     10.750%, 12/15/08                                    250                251
Clearnet Communications, Inc. @
     10.125%, 07/07/07                                    500                495
Leap Wireless
     12.500%, 04/15/10                                    175                150
McCaw International Ltd.
     13.584%**, 04/15/07                                  350                271
Microcell Telecommunications
     11.364%**, 06/01/06                                  250                233
Millicom International Cellular, Inc.
     14.331%**, 06/01/06                                  550                470
Nextel Communcations, Inc.
     12.000%, 11/01/08                                     50                 54
Nextel International, Inc.
     13.591%**, 04/15/08                                   50                 33
Nextel Partners, Inc.
     12.140%**, 02/01/09                                  450                315
Price Communications Wireless, Inc.
     9.125%, 12/15/06                                     350                355
     11.750%, 07/15/07                                    100                109
Rogers Cantel, Inc
     9.750%, 06/01/16                                     350                372
Telecorp PCS, Inc.
     11.396%**, 04/15/09                                  600                398
Triton PCS, Inc.
     11.065%**, 05/01/08                                  800                588
Ubiquitel Operating Co.
     13.949%**, 04/15/10                                  900                473
Voicestream Wireless Corp.
     11.500%, 09/15/09                                    250                273
     10.375%, 11/15/09                                    125                131
     10.455%, 11/15/09                                    675                456
                                                                         -------
                                                                           5,844
                                                                         -------
Wireline Telecommunications--7.0%
Alaska Communications
     9.375%, 05/15/09                                     350                326
Allegiance Telecom, Inc.
     11.882%**, 02/15/08                                  525                386
Colt Telecom Group plc
     11.059%**, 12/15/06                                  750                664
Completel Europe NV
     14.000%, 04/15/10                                    150                138

                                                         Par              Value
                                                        (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Focal Communications Corp.
     11.875%, 01/15/10                                    250            $   250
Hyperion Telecommunications, Inc.
     11.681%**, 04/15/03                                  175                164
ICG Holdings, Inc.
     13.800%**, 09/15/05                                  450                433
Jazztel plc
     14.000%,04/01/09                                     350                327
     14.000%, 07/15/10                                    175                169
KMC Telecom Holdings, Inc.
     19.132%**, 02/15/08                                  350                173
McLeodUSA, Inc.
     10.787%**, 03/01/07                                  350                291
Netia Holdings
     10.250%, 11/01/07                                    200                167
NEXTLINK Communications, Inc.
     12.500%, 04/15/06                                    250                264
Tele1 Europe BV
     13.000%, 05/15/09                                    300                303
Versatel Telecom BV
     13.250%, 05/15/08                                    300                308
                                                                         -------
                                                                           4,363
                                                                         -------
TOTAL CORPORATE BONDS
 (Cost $57,198)                                                           52,809
                                                                         -------

--------------------------------------------------------------------------------
COMMERCIAL PAPER--3.0%
--------------------------------------------------------------------------------
Anheuser Busch Co., Inc.
     6.800%, 07/03/00                                     376                376
Park Avenue Receivables Corp.
     6.530%, 07/07/00                                     500                499
Sand Dollar Funding L.L.C.
     6.600%, 08/24/00                                   1,000                989
                                                                         -------
TOTAL COMMERCIAL PAPER
 (Cost $1,865)                                                             1,864
                                                                         -------

--------------------------------------------------------------------------------
                                                        Number
COMMON STOCK--1.5%                                    of Shares
--------------------------------------------------------------------------------
AT&T Canada, Inc.* @                                      514                 15
Dr. Pepper Bottling Holdings, Inc.* @                  14,800                370
Gaylord Container Corp.*                                7,500                 20
Hedstrom Holdings, Inc.* @                              6,065                  0
Intermedia Communications,  Inc.*                         183                  5
ITC / \ DeltaCom, Inc.*                                 6,000                134
McLeodUSA, Inc.*                                        7,000                145
Microcell Telecommunications, Inc.* @                   1,717                 62
Nextel Communications, Inc.*                              464                 28
Premier Parks, Inc.*                                    2,800                 64
Tele1 Europe Holding AB (ADR)*                          9,903                119
                                                                         -------
TOTAL COMMON STOCK
 (Cost $634)                                                                 962
                                                                         -------



--------------------------------------------------------------------------------
PREFERRED STOCK--8.9%
--------------------------------------------------------------------------------
Broadcast/Media--1.0%
Citadel Broadcasting Co.                                1,907                210
Cumulus Media, Inc.                                       130                107
Sinclair Capital                                        3,250                307
                                                                         -------
                                                                             624
                                                                         -------
Cable Operators--2.2%
CSC Holdings, Inc.                                     12,871              1,371
                                                                         -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Concluded)
THE HIGH YIELD  BOND FUND

                                                       Number             Value
                                                     of Shares            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Computer Services & Software--0.1%
Rhythms Netconnections, Inc.                            1,700            $    78
                                                                         -------

Industrial - Other--0.5%
Anvil Holdings, Inc. @                                 18,295                242
Clarke USA, Inc.                                        3,288                 74
                                                                         -------
                                                                             316
                                                                         -------
Long Distance--0.7%
Global Crossing Holdings Ltd.                           4,250                420
                                                                         -------

Metals & Mining--0.3%
International Utility Structures, Inc. *                  292                204
                                                                         -------

Satellites--0.4%
Pegasus Communications Corp.                              246                248
                                                                         -------

Wireless Communications--2.8%
Dobson Communications Corp.                               417                422
Nextel Communications, Inc.                             4,904                972
Rural Cellular Corp.                                      367                350
                                                                         -------
                                                                           1,744
                                                                         -------
Wireline Communications--0.9%
E. Spire Communications, Inc.                           2,014                 37
Intermedia Communications, Inc.                        13,429                129
Nextlink Communications                                 7,259                381
                                                                         -------
                                                                             547
                                                                         -------
TOTAL PREFERRED STOCK
 (Cost $6,143)                                                             5,552
                                                                         -------

--------------------------------------------------------------------------------
                                                       Number
Warrants--0.1%                                      of Warrants           Value
--------------------------------------------------------------------------------
Allegiance Telecom, Inc.* @                               250                 43
Asat Finance*                                             100                 20
Cybernet Internet Services*                               150                  3
KMC Telecom Holdings, Inc.* @                             200                  1
UIH Australia* @                                          175                  3
Wright Medical Technology, Inc.* @                      2,676                  0
                                                                         -------
TOTAL WARRANTS
 (Cost $62)                                                                   70
                                                                         -------

                                                                          Value
                                                                          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOTAL INVESTMENT--97.8%
 (Cost $65,902)(a)                                                       $61,257


OTHER ASSETS IN EXCESS
 OF LIABILITIES--2.2%                                                      1,414
                                                                         -------


NET ASSETS APPLICABLE TO 7,287,287
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0%                                          $62,671
                                                                         =======

NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                              $  8.60
                                                                         =======


---------------
*  Non-Income Producing Security
** Effective Yield
@  Restricted Security
#  Security in Default
ADR - American Depository Receipt


(a) At June 30, 2000, the cost for Federal income tax purposes was $66,031,277. Net unrealized depreciation was $4,774,629. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,136,035 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,910,664.


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE GROWTH EQUITY FUND

                                                        Number          Value
                                                      of Shares         (000)
-------------------------------------------------------------------------------
COMMON STOCK--94.6%
-------------------------------------------------------------------------------
Computer - Network Products & Services--11.5%
Cisco Systems, Inc.*                                    300,000        $ 19,059
Oracle Corp.*                                           150,000          12,605
Sun Microsystems, Inc.*                                 150,000          13,645
                                                                       --------
                                                                         45,309
                                                                       --------
Computer Services & Software--3.9%
EMC Corp.*                                              200,000          15,387
                                                                       --------
Finance--8.5%
Citigroup, Inc.                                         350,000          21,088
Morgan Stanley Dean Witter & Co.                        150,000          12,487
                                                                       --------
                                                                         33,575
                                                                       --------
Diversified Manufacturing Operations--11.2%
General Electric Co.                                    400,000          20,400
Tyco International Ltd.                                 500,000          23,687
                                                                       --------
                                                                         44,087
                                                                       --------
Electronics-Semiconductors--14.7%
Analog Devices, Inc.*                                   125,000           9,500
Applied Materials, Inc.*                                200,000          18,131
Texas Instruments, Inc.                                 250,000          17,172
Vitesse Semiconductor Corp.*                            175,000          12,879
                                                                       --------
                                                                         57,682
                                                                       --------
Fiber Optics--8.0%
Corning , Inc.                                           50,000          13,494
JDS Uniphase Corp.*                                     150,000          17,977
                                                                       --------
                                                                         31,471
                                                                       --------
Medical--5.4%
Amgen, Inc.*                                            300,000          21,084
                                                                       --------
Medical Products--2.6%
Johnson & Johnson                                       100,000          10,188
                                                                       --------
Oil & Gas - Equipment & Services--3.4%
Transocean Sedco Forex, Inc.                            250,000          13,359
                                                                       --------
Pharmaceuticals--9.6%
Merck & Co., Inc.                                       150,000          11,494
Pfizer, Inc.                                            550,000          26,400
                                                                       --------
                                                                         37,894
                                                                       --------
Retail--2.5%
Home Depot, Inc.                                        200,000           9,988
                                                                       --------

                                                    Number            Value
                                                  of Shares           (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Telecommunications--13.3%
Nextel Communications, Inc*                         350,000        $   21,405
Nokia Corp. ( ADR)                                  275,000            13,733
Nortel Networks Corp.                               250,000            17,063
                                                                   ----------
                                                                       52,201
                                                                   ----------
TOTAL COMMON STOCK
   (Cost $281,661)                                                    372,225
                                                                   ----------

-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.5%
-----------------------------------------------------------------------------
Temporary Cash Investment Fund, Inc.              4,821,201             4,821
Temporary Investment Fund, Inc.                   4,821,201             4,821
                                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $9,642)                                                        9,642
                                                                   ----------
TOTAL INVESTMENTS--97.1%
   (Cost $291,303) (a)                                                381,867

OTHER ASSETS IN EXCESS
    OF LIABILITIES--2.9%                                               11,559
                                                                   ----------
NET ASSETS APPLICABLE TO 11,068,689
    SHARES OF COMMON STOCK
    ISSUED AND OUTSTANDING--100.0%                                 $  393,426
                                                                   ==========
NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                                     $    35.54
                                                                   ==========
------------------------------------
* Non-Income Producing Security
  ADR - American Depository Receipt


(a) At June 30, 2000 the cost for Federal Income tax purposes was $292,535,662. Net unrealized appreciation was $89,330,959. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $92,283,862 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,952,903.




The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE LARGE CAP VALUE FUND

                                                  Number of          Value
                                                   Shares            (000)
----------------------------------------------------------------------------
COMMON STOCK--97.1%
----------------------------------------------------------------------------
Aerospace & Defense--1.0%
Boeing Co.                                         57,300            $ 2,396
                                                                     -------
Air Transportation--0.5%
Delta Air Lines, Inc.                              22,500              1,138
                                                                     -------
Automobiles & Related--0.9%
Ford Motor Co.                                     44,400              1,909
Visteon Corp.                                       5,813                 70
                                                                     -------
                                                                       1,979
                                                                     -------
Banking--10.4%
Bank of America Corp.                              87,000              3,741
BB&T Corp.                                         74,300              1,774
Charter One Financial, Inc.                        90,300              2,077
Comerica, Inc.                                     52,200              2,342
Firstar Corp.                                      92,400              1,946
FleetBoston Financial Corp.                        70,394              2,393
M&T Bank Corp.                                        400                180
Mellon Financial Corp.                             36,700              1,337
National City Corp.                                48,200                822
PNC Financial Services Group                       46,200              2,166
Synovus Financial Corp.                            58,300              1,028
U.S. Bancorp                                       73,100              1,407
Wells Fargo & Co.                                  66,830              2,590
                                                                     -------
                                                                      23,803
                                                                     -------
Beverages--2.2%
Anheuser-Busch Cos., Inc.                          31,100              2,323
Brown-Forman Corp.                                 12,600                677
Coca-Cola Co.                                      19,000              1,091
Pepsi Bottling Group, Inc.                         30,700                896
                                                                     -------
                                                                       4,987
                                                                     -------
Chemicals--2.9%
Dow Chemical Co.                                   34,500              1,042
Du Pont (E. I.) de Nemours and Co.                 49,000              2,144
Engelhard Corp.                                    60,100              1,025
PPG Industries, Inc.                               31,900              1,414
Praxair, Inc.                                      25,400                951
                                                                     -------
                                                                       6,576
                                                                     -------
Computer Services & Software--1.1%
Computer Associates International, Inc.            24,400              1,249
Electronic Data Systems Corp.                      31,900              1,316
                                                                     -------
                                                                       2,565
                                                                     -------
Computers & Office Equipment--2.8%
Hewlett-Packard Co.                                27,300              3,409
International Business Machines Corp.              19,500              2,136
Xerox Corp.                                        44,100                882
                                                                     -------
                                                                       6,427
                                                                     -------
Consumer Products--3.4%
Fortune Brands, Inc.                               66,800              1,541
Johnson & Johnson                                  27,500              2,802
Philip Morris Cos., Inc.                          126,600              3,363
                                                                     -------
                                                                       7,706
                                                                     -------

                                                       Number of         Value
                                                        Shares           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Containers--0.3%
Owens-Illinois, Inc.*                                   53,900           $  630
                                                                         ------
Cosmetics & Toiletries--0.8%
Kimberly-Clark Corp.                                    32,300            1,853
                                                                         ------
Distribution Services--0.3%
Grainger (W.W.), Inc.                                   20,900              644
                                                                         ------
Diversified Manufacturing Operations--3.1%
Cooper Industries, Inc.                                 36,500            1,189
Eaton Corp.                                             17,000            1,139
Honeywell International, Inc.                           23,700              798
Illinois Tool Works, Inc.                               32,300            1,841
Minnesota Mining & Manufacturing Co.                    25,300            2,087
                                                                         ------
                                                                          7,054
                                                                         ------
Electric Products--1.4%
Emerson Electric Co.                                    53,400            3,224
                                                                         ------
Energy Resources & Services--7.9%
Cinergy Corp.                                           43,800            1,114
Constellation Energy Group                              37,100            1,208
CP& L Energy, Inc.                                      51,300            1,638
Dominion Resources, Inc.                                30,300            1,299
DPL, Inc.                                               74,800            1,641
Duke Energy Corp.                                       43,200            2,435
Entergy Corp.                                           69,800            1,898
PG&E Corp.                                              47,000            1,157
Reliant Energy, Inc.                                    34,300            1,014
Sempra Energy                                           84,500            1,437
TXU Corp.                                               51,500            1,519
Williams Cos., Inc.                                     41,400            1,726
                                                                         ------
                                                                         18,086
                                                                         ------
Entertainment & Leisure--1.0%
The Walt Disney Co.                                     58,500            2,271
                                                                         ------
Finance--8.1%
Bear Stearns Cos., Inc.                                 39,200            1,632
Capital One Financial Corp.                              4,200              187
Chase Manhattan Corp.                                   41,700            1,921
Citigroup, Inc.                                         83,450            5,028
Fannie Mae                                              79,200            4,133
Household International, Inc.                           43,900            1,825
MBNA Corp.                                              23,900              648
Paine Webber Group, Inc.                                42,100            1,916
Washington Mutual, Inc.                                 39,000            1,126
                                                                         ------
                                                                         18,416
                                                                         ------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE LARGE CAP VALUE FUND

                                                   Number of          Value
                                                    Shares            (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Foods--4.0%
Albertson's, Inc.                                   49,200            $ 1,636
Archer-Daniels-Midland Co.                          66,900                656
General Mills, Inc.                                 45,100              1,725
Heinz (H.J.) Co.                                    45,100              1,973
Sara Lee Corp.                                      64,000              1,236
SYSCO Corp.                                         47,800              2,014
                                                                      -------
                                                                        9,240
                                                                      -------
Healthcare--0.8%
HCA - The Healthcare Corp.                          39,100              1,188
HEALTHSOUTH Corp.*                                  90,800                653
                                                                      -------
                                                                        1,841
                                                                      -------
Hotels & Resorts--1.3%
Marriott International, Inc.                        35,900              1,295
Starwood Hotels & Resorts Worldwide, Inc.           50,700              1,651
                                                                      -------
                                                                        2,946
                                                                      -------
Insurance--4.6%
AFLAC, INC.                                          2,450                113
Allstate Corp.                                      37,000                823
American General Corp.                              35,800              2,184
Aon Corp.                                            4,200                130
CIGNA Corp.                                         21,500              2,010
Hartford Financial Services Group, Inc.             54,400              3,043
Lincoln National Corp.                              26,500                957
Torchmark Corp.                                     46,200              1,141
                                                                      -------
                                                                       10,401
                                                                      -------
Machinery--0.5%
Caterpillar, Inc.                                   31,900              1,080
                                                                      -------
Medical Products--1.1%
Baxter International, Inc.                          24,500              1,723
Mallinckrodt Inc.                                   20,000                869
                                                                      -------
                                                                        2,592
                                                                      -------
Metals--0.4%
Alcoa, Inc.                                         33,800                980
                                                                      -------
Oil & Gas--11.8%
BP Amoco plc (ADR)                                  44,400              2,511
Chevron Corp.                                       31,400              2,663
Conoco, Inc.                                        97,400              2,266
Exxon Mobil Corp.                                   99,400              7,803
Royal Dutch Petroleum Co.                           64,900              3,996
Schlumberger Ltd.                                   17,400              1,299
Tosco Corp.                                         28,500                816
Total Fina Elf SA (ADR)                             22,200              1,709
Transocean Offshore, Inc.                           28,200              1,507
Union Pacific Resources Group, Inc.                 83,200              1,830
Weatherford International, Inc.*                    10,900                434
                                                                      -------
                                                                       26,834
                                                                      -------

                                                      Number of        Value
                                                       Shares          (000)
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
 Paper & Forest Products--1.4%
 Mead Corp.                                            48,200          $ 1,217
 Weyerhaeuser Co.                                      47,100            2,025
                                                                       -------
                                                                         3,242
                                                                       -------
 Pharmaceuticals--4.4%
 Abbott Laboratories                                   59,000            2,629
 Bristol-Myers Squibb Co.                              43,300            2,522
 Pharmacia Corp.                                       59,300            3,065
 Schering-Plough Corp.                                 34,800            1,757
                                                                       -------
                                                                         9,973
                                                                       -------
 Photography Equipment & Supplies--0.7%
 Eastman Kodak Co.                                     27,100            1,612
                                                                       -------
 Printing & Publishing--1.1%
 McGraw-Hill Cos., Inc.                                29,400            1,588
 Tribune Co.                                           24,000              840
                                                                       -------
                                                                         2,428
                                                                       -------
 Retail--2.4%
 CVS Corp.                                             30,100            1,204
 Federated Department Stores, Inc.*                    56,200            1,897
 KMart Corp.*                                          84,800              578
 Sears, Roebuck & Co.                                  32,200            1,051
 Staples, Inc.*                                        46,500              716
                                                                       -------
                                                                         5,446
                                                                       -------
 Telecommunications--11.5%
 ALLTEL Corp.                                          39,300            2,434
 AT&T Corp.                                           119,450            3,778
 Bell Atlantic Corp.                                   81,400            4,136
 BellSouth Corp.                                       89,600            3,819
 GTE Corp.                                             50,700            3,156
 SBC Communications, Inc.                             147,600            6,384
 Sprint Corp.                                          50,200            2,560
                                                                       -------
                                                                        26,267
                                                                       -------
 Textiles--0.5%
 Shaw Industries, Inc.                                 83,700            1,046
                                                                       -------
 Toys--0.2%
 Hasbro, Inc.                                          37,500              565
                                                                       -------
 Transportation--0.9%
 Union Pacific Corp.                                   58,600            2,179
                                                                       -------
 Waste Management--0.9%
 Republic Services, Inc.*                              24,300              389
 Waste Management, Inc.                                86,900            1,651
                                                                       -------
                                                                         2,040
                                                                       -------
 Wireless Communications--0.5%
 Motorola, Inc.                                        41,400            1,203
                                                                       -------
 TOTAL COMMON STOCK                                                    221,670
   (Cost $226,847)                                                     -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Concluded)
THE LARGE CAP VALUE FUND

                                                       Number of         Value
                                                        Shares           (000)
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REIT)--2.3%
-------------------------------------------------------------------------------

Apartments--1.5%
Equity Residential Properties Trust                     71,200        $   3,275
                                                                      ---------
Office Property--0.8%
Equity Office Properties Trust                          69,000            1,902
                                                                      ---------
Total REITS                                                               5,177
  (Cost $5,145)                                                       ---------

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.0%
-------------------------------------------------------------------------------
Temporary Cash Investment Fund, Inc.                 1,204,126            1,204
Temporary Investment Fund, Inc.                      1,204,125            1,204
                                                                      ---------
TOTAL SHORT-TERM INVESTMENTS                                              2,408
  (Cost $2,408)                                                       ---------

TOTAL INVESTMENTS--100.4%                                               229,255
  (Cost $234,400) (a)

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(0.4%)                                                  (885)
                                                                      ---------
NET ASSETS APPLICABLE TO 12,827,904
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                      $ 228,370
                                                                      =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                          $   17.80
                                                                      =========

-------------------------------------------
* Non-Income Producing Security
  ADR - American Depository Receipt

(a) At June 30, 2000, the cost for Federal income tax purposes was $234,695,577. Net unrealized depreciation was $5,440,580. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $11,989,387 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $17,429,967.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE FLEXIBLY MANAGED FUND

                                                    Number             Value
                                                   of Shares           (000)
-----------------------------------------------------------------------------
COMMON STOCK--57.0%
-----------------------------------------------------------------------------
Banking--0.2%
Bank Fuer International Zahlungs                         190          $   946
                                                                      -------
Building & Building Supplies--1.4%
Johns Manville Corp.                                 442,600            5,837
                                                                      -------
Chemicals--4.4%
Cabot Corp.                                          221,000            6,022
Great Lakes Chemical Corp.                           162,000            5,103
Imperial Chemical Industries PLC  (ADR)              116,000            3,574
Octel Corp.*                                         503,000            3,930
                                                                      -------
                                                                       18,629
                                                                      -------
Consumer Products--2.4%
Fortune Brands, Inc.                                  43,000              992
Philip Morris Cos., Inc.                             200,000            5,312
Reebok International Ltd.*                           229,000            3,650
                                                                      -------
                                                                        9,954
                                                                      -------
Diversified Operations--0.0%
Lonrho Africa PLC                                    305,000               88
                                                                      -------
Energy & Resources--8.4%
FirstEnergy Corp.                                    320,000            7,480
Kansas City Power & Light Co.                         73,000            1,642
Niagara Mohawk Holdings, Inc.                      1,286,000           17,924
Questar Corp.                                         81,000            1,569
UniSource Energy Corp.                               434,000            6,510
                                                                      -------
                                                                       35,125
                                                                      -------
Food Processing--0.5%
McCormick & Co., Inc.                                 65,000            2,112
                                                                      -------
Hotels & Gaming--1.1%
Mandalay Resort Group*                               237,000            4,740
                                                                      -------
Insurance--7.1%
Aetna, Inc.                                           19,000            1,220
Berkley (W.R.) Corp.                                  36,000              674
Leucadia National Corp.                              162,000            3,696
Loews Corp.                                          294,000           17,640
Unitrin, Inc.                                         51,000            1,500
White Mountains Insurance Group, Inc.                 32,100            5,136
                                                                      -------
                                                                       29,866
                                                                      -------
Media & Communications--4.1%
Chris-Craft Industries, Inc.*                        192,000           12,684
Meredith Corp.                                       132,000            4,455
                                                                      -------
                                                                       17,139
                                                                      -------
Medical--1.1%
Smith and Nephew PLC                               1,230,000            4,469
                                                                      -------
Mining - Gold--3.4%
Homestake Mining Co.                                 305,000            2,097
Newmont Mining Corp.                                 555,000           12,002
                                                                      -------
                                                                       14,099
                                                                      -------
Oil & Gas--12.5%
Amerada Hess Corp.                                   323,000           19,945
Murphy Oil Corp.                                     146,500            8,708
Mitchell Energy & Development Corp.                  335,700           10,784
Texaco, Inc.                                         180,000            9,585

                                                       Number          Value
                                                     of Shares         (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
USX - Marathon Group                                   38,000         $    952
Vastar Resources, Inc.                                 27,500            2,260
                                                                      --------
                                                                        52,234
                                                                      --------
Paper & Forest Products--0.7%
Georgia-Pacific Corp.                                  32,500              703
Potlatch Corp.                                          9,600              318
Weyerhaeuser Co.                                       46,000            1,978
                                                                      --------
                                                                         2,999
                                                                      --------
Photography Equipment & Supplies--0.5%
Polaroid Corp.                                        106,000            1,915
                                                                      --------
Printing & Publishing--4.8%
Donnelley (R.R.) & Sons Co.                            57,000            1,286
New York Times Co.                                    189,000            7,465
Washington Post Co.                                    23,400           11,185
                                                                      --------
                                                                        19,936
                                                                      --------
Retail--1.6%
J.C. Penney Co., Inc.                                  71,000            1,309
Petrie Stores Corp.*                                1,380,000            1,682
Toys "R" Us, Inc.*                                    250,000            3,641
                                                                      --------
                                                                         6,632
                                                                      --------
Toys--0.3%
Hasbro, Inc.                                           81,000            1,220
                                                                      --------
Transportation--2.5%
Canadian Pacific Ltd.                                 156,000            4,085
Overseas Shipholding Group, Inc.                      192,000            4,728
Ryder System, Inc.                                     91,000            1,723
                                                                      --------
                                                                        10,536
                                                                      --------
TOTAL COMMON STOCK
  (Cost $208,037)                                                      238,476
                                                                      --------

-------------------------------------------------------------------------------
PREFERRED STOCK--6.1%
-------------------------------------------------------------------------------
Cleveland Electric Illum. 7.00%                        10,500            1,029
Entergy Gulf States Utilities, Inc. 7.00%              13,500              645
Hercules Trust II  6.50%                               18,000              988
Niagara Mohawk Power Co. 6.50%                         16,000              392
Niagara Mohawk Power Co. 7.00%                          3,000               73
Niagara Mohawk Power Co. 7.50%                          1,500               38
Owens - Illinois, Inc. 4.75%                           57,000            1,268
Rouse Co. $3                                          295,000           10,546
Sinclair Broadcasting Group, Inc. 6.00%                11,000              343
Union Pacific Capital Trust 6.25%                     210,000            8,242
USX Capital Trust  6.75%                               54,000            1,806
                                                                      --------
TOTAL PREFERRED STOCK
  (Cost $30,325)                                                        25,370
                                                                      --------

-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST--1.4%
-------------------------------------------------------------------------------
Regional Malls--1.4%
Rouse Co.
  (Cost $5,195)                                       231,000            5,717
                                                                      --------

-------------------------------------------------------------------------------
OPTIONS--0.0%
-------------------------------------------------------------------------------
Tribune Co. $40, 11/18/00*
  (Cost $18)                                               30               19
                                                                      --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Concluded)
THE FLEXIBLY MANAGED FUND

                                                       Par            Value
                                                      (000)           (000)
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--2.5%
----------------------------------------------------------------------------
U.S. Treasury Notes
     6.125%, 07/31/00                                 1,250          $ 1,251
     6.250%, 04/30/01                                 2,500            2,497
     6.250%, 10/31/01                                 2,500            2,494
     5.875%, 09/30/02                                 4,275            4,230
                                                                     -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $10,602)                                                      10,472
                                                                     -------

----------------------------------------------------------------------------
AGENCY OBLIGATIONS--8.4%
----------------------------------------------------------------------------
FNMA
     6.375%, 01/16/02                                 3,200            3,174
Tennessee Valley Authority
     5.880%, 04/01/36                                 1,880           17,899
     5.980%, 04/01/36                                 4,600            4,510
     6.235%, 07/15/45                                 9,950            9,908
                                                                     -------
                                                                      32,317
TOTAL AGENCY OBLIGATIONS
  (Cost $37,080)                                                      35,491
                                                                     -------

----------------------------------------------------------------------------
MEDIUM TERM NOTE--0.4%
----------------------------------------------------------------------------
FNMA
     5.370%, 02/07/01
  (Cost $1,576)                                       1,600            1,586
                                                                     -------

----------------------------------------------------------------------------
MUNICIPAL BOND--0.7%
----------------------------------------------------------------------------
California State
     5.85%, 10/01/11
  (Cost $3,267)                                       2,925            3,037
                                                                     -------

----------------------------------------------------------------------------
CORPORATE BOND--1.0%
----------------------------------------------------------------------------
BellSouth Telecommunications
     5.850%, 11/15/45
  (Cost $3,776)                                       3,800            3,782
                                                                     -------

----------------------------------------------------------------------------
COVERTIBLE BONDS--12.8%
----------------------------------------------------------------------------
Battle Mountain Gold Co.
     6.000%, 01/04/05                                   570              470
Exide Corp.
     2.900%, 12/15/05                                 1,250              568
HealthSouth Corp.
     3.250%, 04/01/03                                 5,700            4,567
Hilton Hotels Corp.
     5.000%, 05/15/06                                13,945           11,156
Inco Ltd.
     5.75%, 07/01/04                                 10,800            9,693
Loews Corp.
     3.125%, 09/15/07                                 7,400            6,218
McKesson Corp.
     4.500%, 03/01/04                                 1,500            1,283
Ogden Corp.
     5.75%, 10/20/02                                    250              212
Phycor, Inc.
     4.500%, 02/15/03                                 3,250              553
Potomac Electric Power Co.
     5.000%, 09/01/02                                 2,800            2,667
Rite Aid Corp.
     5.25%, 09/15/02                                    820              489

                                                   Par                Value
                                                  (000)               (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Teck Corp.
     3.75%, 07/15/06                              7,700             $   5,852
Texaco Capital, Inc.
     3.500%, 08/05/04                             1,700                 1,584
Waste Management, Inc.
     4.000%, 02/01/02                             8,825                 8,171
TOTAL COVERTIBLE BONDS                                              ---------
  (Cost $57,792)                                                       53,483
                                                                    ---------

-----------------------------------------------------------------------------
ZERO COUPON BONDS--2.7%
-----------------------------------------------------------------------------
Baker Hughes, Inc.
     3.622%**, 05/05/08                           1,450                 1,124
Lennar Corp.
     3.085%**,  07/29/18                          4,700                 1,966
Pep Boys, Inc.
     7.281%**, 09/20/11                           4,650                 2,604
Roche Holdings, Inc.
     6.291%**, 05/06/12                          10,500                 5,040
Times Mirror Co.
     4.534%**, 04/15/17                             850                   465
TOTAL ZERO COUPON BONDS                                             ---------
  (Cost $11,764)                                                       11,199
                                                                    ---------

                                                  Number
                                                of Shares
-----------------------------------------------------------------------------
RIGHTS--0.0%
-----------------------------------------------------------------------------
Hills Stores Co.*
  (Cost $0)                                      93,000                     -
                                                                    ---------

-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.0%
-----------------------------------------------------------------------------
Reserve Investment Fund
 (Cost $25,505)                                  25,505                25,505

TOTAL INVESTMENTS -- 99.0%                                          ---------
  (Cost $394,937)                                                     414,137

OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 1.0%                                                4,210
                                                                    ---------
NET ASSETS APPICABLE TO 23,180,599
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                  $ 418,347
                                                                    =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                        $   18.05
                                                                    =========

--------------------------------------------
*  Non-Income producing Security
** Efective Yield
ADR - American Depository Receipt

(a) At June 30, 2000, the cost for Federal income tax purposes was $395,872,198. Net unrealized appreciation was $18,264,468. This consisted of aggregated gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $54,509,540 and aggregate gross unrealized depreciation for all securites in which there was an excess of tax cost over market value of $36,245,072.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE INTERNATIONAL EQUITY FUND

                                                  Number             Value
                                                of Shares            (000)
----------------------------------------------------------------------------
COMMON STOCK--95.5%
----------------------------------------------------------------------------
Australia--3.1%
Computershare, Ltd.                               162,400           $   838
Macquarie Bank, Ltd.                               78,400             1,228
PowerLan, Ltd.                                    962,300             1,009
Westfield Holdings, Ltd.                          290,600             2,003
Woodside Petroleum, Ltd.                          199,900             1,560
                                                                    -------
                                                                      6,638
                                                                    -------
Denmark--1.0%
Novo Nordisk A/S-B                                 12,000             2,051
                                                                    -------
Finland--2.6%
Nokia Corp. (ADR)                                  85,900             4,290
Perlos OYJ                                         42,900             1,361
                                                                    -------
                                                                      5,651
                                                                    -------
France--9.8%
Altran Technologies SA                             13,000             2,556
Atos SA*                                           14,500             1,362
AXA                                                17,000             2,689
Cap Gemini SA                                       5,100               902
Carrefour SA                                       26,000             1,785
Compagnie Generale d'Industrie
  et de Participations                             35,200             1,505
Dassault Systemes SA                               16,500             1,545
L'Oreal SA                                          1,600             1,391
Publicis SA                                         2,800             1,103
Sidel SA                                           11,600               945
Societe Generale A                                 15,500               936
STMicroelectronics NV                              22,500             1,424
Total Fina SA-B                                    18,035             2,776
                                                                    -------
                                                                     20,919
                                                                    -------
Germany--2.8%
Allianz AG                                          7,308             2,608
Bayerische Motoren
  Werke (BMW) AG                                   41,600             1,272
Muenchener Rueckversicherungs
  Gesellschaft AG                                   6,804             2,139
                                                                    -------
                                                                      6,019
                                                                    -------
Hong Kong--2.0%
Dah Sing Financial Group                          172,100               693
Hutchison Whampoa, Ltd.                           132,000             1,660
SmarTone Telecommunications Holdings, Ltd.        215,000               476
Sun Hung Kai Properties, Ltd.                     195,000             1,401
                                                                    -------
                                                                      4,230
                                                                    -------
Ireland--2.0%
Allied Irish Banks PLC                            100,290               904
CRH PLC                                            49,021               890
Elan Corp. PLC (ADR)*                              50,500             2,446
                                                                    -------
                                                                      4,240
                                                                    -------
Italy--4.0%
ENI SpA                                           266,200             1,544
Parmalat Finanziaria SpA                          818,000             1,159
Pininfarina SpA                                    56,500               956
Pirelli SpA                                       800,000             2,113
Telecom Italia Mobile SpA                         150,000             1,539

                                                    Number           Value
                                                  of Shares          (000)
 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
 Telecom Italia SpA                                 85,000          $ 1,173
                                                                    -------
                                                                      8,484
                                                                    -------
 Japan--20.0%
 Asatsu-DK, Inc.                                    25,000            1,028
 Benesse Corp.                                      17,000            1,181
 Fuji Photo Film Co., Ltd.                          18,000              738
 Fujitsu, Ltd.                                      87,000            3,018
 Fujitsu Support & Service, Inc.                     6,100              605
 Hikari Tsushin, Inc.                                2,300               95
 Hoya Corp.                                         16,000            1,437
 Mikuni Coca-Cola Bottling Co., Ltd.                34,000              495
 Murata Manufacturing Co., Ltd.                     18,000            2,589
 Nichiei Co., Ltd.                                  31,800              523
 Nintendo Co., Ltd.                                 16,500            2,888
 Nippon Telegraph & Telephone Corp.                 20,000              267
 Nippon Television Network Corp.                     2,700            1,761
 NTT DoCoMo, Inc.                                  115,000            3,119
 Rohm Co., Ltd.                                     13,500            3,955
 Ryohin Keikaku Co., Ltd.                           13,500            1,723
 Secom Co., Ltd.                                    22,000            1,611
 Seven-Eleven Japan Co., Ltd.                       15,000            1,258
 Shin-Etsu Chemical Co., Ltd.                       41,000            2,085
 Shohkoh Fund & Co., Ltd.                            8,200            1,852
 Sony Corp.                                         19,700            1,843
 Takeda Chemical Industries, Ltd.                   50,000            3,289
 Tokyo Broadcasting System, Inc.                    62,000            2,684
 Tokyo Electron, Ltd.                               15,000            2,059
 Yasuda Fire & Marine
   Insurance Co., Ltd.                             145,000              766
                                                                    -------
                                                                     42,869
                                                                    -------
 Malaysia--0.3%
 Malayan Banking Berhad                            160,000              648
                                                                    -------
 Netherlands--6.9%
 Aegon N.V.                                         81,680            2,918
 Aegon N.V. (ARS)                                   20,252              722
 ASM Lithography Holding N.V.*                      59,600            2,572
 Getronics N.V.                                     67,000            1,037
 Heineken N.V.                                      39,100            2,390
 Koninklijke Philips Electronics N.V.               75,120            3,557
 Unilever N.V.                                      36,800            1,695
                                                                    -------
                                                                     14,891
                                                                    -------
 Norway--1.7%
 Nycomed Amersham PLC                              162,000            1,573
 Tomra Systems ASA                                  76,600            2,039
                                                                    -------
                                                                      3,612
                                                                    -------
 Singapore--2.2%
 Datacraft Asia, Ltd.                              140,400            1,236
 DBS Group Holdings, Ltd.                          110,000            1,412
 Singapore Press Holdings, Ltd.                    140,000            2,186
                                                                    -------
                                                                      4,834
                                                                    -------
 Spain--1.0%
 Banco Santander Central Hispano SA                100,000            1,059
 Telefonica SA                                      50,000            1,078
                                                                    -------
                                                                      2,137
                                                                    -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE INTERNATIONAL EQUITY FUND

                                                 Number             Value
                                               of Shares            (000)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Sweden--7.3%
Assa Abloy AB-B                                 170,623          $  3,444
Ericsson LM-B                                   154,800             3,080
Investor AB-B                                    61,600               846
Modern Times Group MTG AB - B*                   26,900             1,288
Nordic Baltic Holding (NBH) AB                  374,700             2,841
Securitas AB - B                                 75,900             1,618
Skandia Forsakrings AB                           96,000             2,550
                                                                 --------
                                                                   15,667
                                                                 --------
Switzerland--9.0%
Credit Suisse Group                              21,000             4,191
Givaudan*                                           558               170
Nestle SA                                         1,150             2,309
Pharma Vision 2000 AG*                            1,000               670
PSP Swiss Property AG*                           11,500             1,061
Rieter Holding AG                                 6,800             2,300
Roche Holding AG                                    518             5,129
Swiss Re                                          1,000             2,045
Zurich Allied AG                                  3,000             1,487
                                                                 --------
                                                                   19,362
                                                                 --------
United Kingdom--19.8%
3i Group PLC                                    100,576             2,069
Abbey National PLC                              100,000             1,196
Amvescap PLC                                    195,000             3,129
AstraZeneca Group PLC                            53,000             2,475
BP Amoco plc (ADR)                               26,934             1,523
Capita Group PLC                                146,500             3,586
Compass Group PLC                               245,500             3,235
Glaxo Wellcome PLC                               75,000             2,188
Hays PLC                                        220,000             1,227
HSBC Holdings PLC                               190,000             2,173
Invensys PLC                                    424,360             1,593
LASMO PLC                                       650,000             1,378
Logica PLC                                       63,000             1,492
Misys PLC                                       111,940               946
New Dixons Group PLC                            370,952             1,511
Provident Financial PLC                          81,334               848
Prudential PLC                                  150,000             2,198
Royal Bank of Scotland Group PLC                 95,000             1,591
Vodafone AirTouch PLC                         1,000,599             4,045
WPP Group PLC                                   275,000             4,018
                                                                 --------
                                                                   42,421
TOTAL COMMON STOCK
  (Cost $163,144)                                                 204,673
                                                                 --------

                                                Number                Value
                                              of Shares               (000)
----------------------------------------------------------------------------
PREFERRED STOCK--1.4%
----------------------------------------------------------------------------
Germany--1.4%
ProSieben Media AG                              12,000              $  1,438
SAP AG                                           8,500                 1,595
                                                                    --------
TOTAL PREFERRED STOCK
  (Cost $3,033)                                                        3,033
                                                                    --------

----------------------------------------------------------------------------
WARRANTS--0.3%
----------------------------------------------------------------------------
Germany--0.0%
Muenchener Rueckversicherungs*                     104                     8
                                                                    --------
Switzerland--0.3%
Zuercher Kantonalbank*                         900,000                   587
                                                                    --------
TOTAL WARRANTS (Cost $576)                                               595
                                                                    --------

----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.3%
----------------------------------------------------------------------------
Temporary Cash Investment Fund, Inc.         2,427,621                 2,428
Temporary Investment Fund, Inc.              2,427,621                 2,428
                                                                    --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,856)                                                        4,856
                                                                    --------
TOTAL INVESTMENTS--99.4%
  (Cost $171,609) (a)                                                213,157

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.6%                                                 1,180
                                                                    --------
NET ASSETS APPLICABLE TO 10,061,949
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                      $214,337
                                                                    ========
NET ASSET VALUE,  OFFERING AND
  REDEMPTION PRICE PER SHARE                                        $  21.30
                                                                    ========

----------------------------------------
* - Non-Income Producing Security
ADR - American Depository Receipt
ARS - American Registered Share

(a) At June 30, 2000, the cost for Federal income tax purposes was $172,038,049. Net unrealized appreciation was $41,119,055. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $52,013,238 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,894,183.


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Concluded)
THE INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------
                                                  % of Market          Value
                                                     Value            (000's)
------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK
SECTOR DIVERSIFICATION
------------------------------------------------------------------------------
Financial Services                                   11.60%        $   24,165
Telecommunications                                   10.30%            21,405
Insurance                                             9.70%            20,122
Pharmaceuticals                                       8.50%            17,578
Electronics                                           8.10%            16,789
Computer Services & Software                          7.70%            15,913
Oil                                                   4.20%             8,782
Media Communications                                  3.50%             7,171
Retail Diversified                                    3.00%             6,275
Advertising                                           3.00%             6,149
Diversified Food Products                             2.50%             5,163
Metal Processors & Fabricators                        2.40%             4,948
Investment Companies                                  2.20%             4,646
Real Estate Development                               2.10%             4,465
Human Resources                                       1.70%             3,586
Diversified Operations                                1.60%             3,253
Machinery - General Industry                          1.60%             3,245
Catering Services                                     1.50%             3,235
Security Services                                     1.50%             3,230
Toys                                                  1.40%             2,888
Beverages                                             1.40%             2,884
Engineering Services                                  1.20%             2,556
Diversified Commercial Services                       1.20%             2,408
Automobile Manufacturing                              1.10%             2,229
Publishing                                            1.00%             2,186
Tire & Rubber                                         1.00%             2,113
Diversified Chemicals                                 1.00%             2,085
Recycling                                             1.00%             2,039
Medical Procucts                                      0.80%             1,573
Cosmetics                                             0.70%             1,561
Optical Equipment                                     0.70%             1,436
Building Materials                                    0.40%               890
Photographic Equipment                                0.40%               738
                                                    -------        ----------
                                                    100.00%        $  207,706
                                                    =======        ==========

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE SMALL CAP VALUE FUND

                                                         Number         Value
                                                        of Shares       (000)
------------------------------------------------------------------------------
COMMON STOCK--96.9%
------------------------------------------------------------------------------
Aerospace & Defense--6.7%
AAR CORP.                                                 31,000         $ 372
Curtiss-Wright Corp.                                      10,000           374
DRS Technologies, Inc.*                                   36,000           418
Ducommun, Inc.                                            29,000           346
EDO Corp.                                                 48,200           304
HEICO Corp.                                               30,000           427
Kaman Corp.                                               40,000           424
Moog, Inc.*                                               20,000           530
                                                                       -------
                                                                         3,195
                                                                       -------
Agricultural Operations--0.3%
Cadiz, Inc.*                                              20,000           157
                                                                       -------
Air Transportation--0.6%
Mesa Air Group, Inc.*                                     50,000           276
                                                                       -------
Banking--3.9%
American Financial Holdings, Inc.                         12,500           198
Banknorth Group, Inc.                                     30,000           457
East West Bancorp, Inc.                                   33,000           470
Enhance Financial Services Group, Inc.                    30,000           424
Sterling Bancorp                                          20,000           315
                                                                       -------
                                                                         1,864
                                                                       -------
Building & Building Supplies--2.2%
Encompass Services Corp.*                                 70,000           402
Fleetwood Enterprises, Inc.                               19,000           271
Modtech Holdings, Inc.*                                   34,600           361
                                                                       -------
                                                                         1,034
                                                                       -------
Chemicals--3.7%
Arch Chemicals, Inc.                                      27,500           602
Chemfab Corp.*                                            30,000           356
Olin Corp.                                                19,900           328
Quaker Chemical Corp.                                     25,000           434
Terra Industries, Inc.*                                   50,000            53
                                                                       -------
                                                                         1,773
                                                                       -------
Computer-Network Products & Services--1.2%
Auspex Systems, Inc.*                                     60,000           298
UNOVA, Inc.*                                              40,000           293
                                                                       -------
                                                                           591
                                                                       -------
Computer Services & Software--3.1%
AlphaNet Solutions, Inc.*                                 31,000           134
Computer Task Group, Inc.                                 45,000           228
Epicor Software Corp.*                                    55,000           138
MSC Software Corp.                                        40,000           373
Technology Solutions Co.*                                 95,000           592
                                                                       -------
                                                                         1,465
                                                                       -------
Computers & Office Equipment--3.9%
Boca Research, Inc.*                                      40,000           214
Evans & Sutherland Computer Corp.*                        22,400           144
Maxwell Technologies, Inc.                                15,000           206
Mentor Graphics Corp.*                                    17,500           347
MTS Systems Corp.                                         40,000           251
Sigma Designs, Inc.*                                      65,000           297
Wallace Computer Services, Inc.                           41,700           412
                                                                       -------
                                                                         1,871
                                                                       -------

                                                   Number               Value
                                                 of Shares              (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Consumer Products--2.1%
Applied Extrusion Technologies, Inc.*              64,300               $  351
Central Garden & Pet Co.*                          30,000                  270
Herbalife International, Inc.                      45,000                  380
                                                                        ------
                                                                         1,001
                                                                        ------
Containers--0.8%
Longview Fibre Co.                                 36,000                  398
                                                                        ------
Distribution Services--1.0%
Bell Microproducts, Inc.*                          25,000                  465
                                                                        ------
Diversified Operations--5.8%
Calgon Carbon Corp.                                65,000                  504
Deswell Industries, Inc.                           20,000                  263
Lydall, Inc.                                       25,000                  266
Ogden Corp.*                                       50,000                  450
Smith (A.O.) Corp.                                 17,500                  366
SPS Technologies, Inc.*                            13,000                  534
Volt Information Sciences, Inc.*                   12,000                  395
                                                                        ------
                                                                         2,778
                                                                        ------
Electronic Components--4.2%
BMC Industries, Inc.                               70,000                  284
Chyron Corp.                                       85,000                  244
Cubic Corp.                                        23,700                  427
ESS Technology, Inc.*                              20,000                  289
Planar Systems, Inc.*                              43,000                  555
Sheldahl, Inc.*                                    40,000                  215
                                                                        ------
                                                                         2,014
                                                                        ------
Electronic Systems--3.3%
Analogic Corp.                                      6,000                  238
GenRad, Inc.                                       57,500                  517
LeCroy Corp.*                                      20,000                  196
Paxar Corp.*                                       24,400                  291
Robotic Vision Systems, Inc.*                      20,000                  366
                                                                        ------
                                                                         1,608
                                                                        ------
Entertainment & Leisure--2.0%
AMC Entertainment, Inc.                            65,000                  248
Carmike Cinemas, Inc.*                             75,000                  291
Vail Resorts, Inc.*                                25,000                  408
                                                                        ------
                                                                           947
                                                                        ------
Health Care--1.9%
CorVel Corp.*                                      15,000                  371
Spacelabs Medical, Inc.*                           32,500                  325
Weider Nutrition International, Inc.               80,000                  240
                                                                        ------
                                                                           936
                                                                        ------
Insurance--4.4%
Annuity and Life Re (Holdings), Ltd.               27,000                  654
Fremont General Corp.                              60,000                  236
Horace Mann Educators Corp.                        24,800                  372
RenaissanceRe Holdings Ltd.                         9,500                  414
Trenwick Group, Inc.                               30,000                  437
                                                                        ------
                                                                         2,113
                                                                        ------
Machinery--7.3%
Albany International Corp.                         29,933                  428
Chart Industries, Inc.*                            75,000                  366
CMI Corp.                                          50,000                  141

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Concluded)
THE SMALL CAP VALUE FUND

                                                        Number           Value
                                                       of Shares         (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DT Industries, Inc.*                                     30,000          $  276
Flowserve Corp.                                          25,000             378
FSI International, Inc.*                                 20,000             433
JLG Industries, Inc.                                     35,000             416
Lindsay Manufacturing Co.                                20,000             392
Stewart & Stevenson Services, Inc.                       37,000             560
Tokheim Corp.                                            82,500             134
                                                                         ------
                                                                          3,524
                                                                         ------
Manufacturing--11.1%
A.T. Cross Co.*                                          30,000             146
Baldwin Technology Co., Inc.                             90,000             191
Brush Engineered Materials, Inc.                         17,500             273
Burlington Industries, Inc.*                            100,000             169
Cannondale Corp.*                                        30,000             195
CoorsTek, Inc.*                                           7,000             322
Donna Karan International, Inc.*                         55,000             333
Esterline Technologies Corp.*                            27,600             409
G & K Services, Inc.                                     20,000             501
Griffon Corp.*                                           65,000             362
Hexcel Corp.                                             50,000             475
Kaydon Corp.                                             20,000             420
Osmonics, Inc.*                                          27,500             254
Steinway Musical Instruments, Inc.*                      29,000             479
Todd Shipyards Corp.*                                    39,800             313
Toro Co.                                                 15,000             494
                                                                         ------
                                                                          5,336
                                                                         ------
Medical --1.3%
Acuson Corp.*                                            30,000             405
QuadraMed Corp.*                                         90,000             236
                                                                         ------
                                                                            641
                                                                         ------
Metal Components & Products--4.4%
Atchison Casting Corp.*                                  23,000             132
Carpenter Technology Corp.                               20,000             422
Century Aluminum Co.                                     31,500             344
Penn Engineering & Manufacturing Corp.                   10,500             370
Precision Castparts Corp.                                10,000             453
Timken Co.                                               22,500             419
                                                                         ------
                                                                          2,140
                                                                         ------
Oil & Gas--2.5%
Cabot Oil & Gas Corp.                                    20,000             424
Forcenergy, Inc.*                                        28,100             566
St. Mary Land & Exploration Co.                           5,500             231
                                                                         ------
                                                                          1,221
                                                                         ------
Printing & Publishing--2.0%
Banta Corp.                                              25,500             483
Houghton Mifflin Co.                                     10,800             504
                                                                         ------
                                                                            987
                                                                         ------
Retail--6.9%
Brown Shoe Co., Inc.                                     35,000             455
Burlington Coat Factory Warehouse Corp.                  40,000             432
Good Guys, Inc.*                                         65,000             232
Noodle Kidoodle, Inc.*                                   80,000             243
Nu Skin Enterprises, Inc.*                               60,000             345
Sharper Image Corp.*                                     28,000             341
ShopKo Stores, Inc.                                      35,000             538

                                                     Number            Value
                                                    of Shares          (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Spiegel, Inc.                                        67,000           $   564
The Bombay Co., Inc.*                                60,000               176
                                                                      -------
                                                                        3,326
                                                                      -------
Telecommunications--3.2%
Allen Telecom, Inc.*                                 25,000               442
Channell Commercial Corp.*                           15,000               180
Comtech Telecommunications Corp.*                    32,100               531
Salient 3 Communications, Inc.                       30,000               363
                                                                      -------
                                                                        1,516
                                                                      -------
Transportation--6.6%
Alexander & Baldwin, Inc.                            20,000               442
Arkansas Best Corp.*                                 30,000               299
Circle International Group, Inc.                     24,000               602
Fritz Cos., Inc.                                     40,000               411
Interpool, Inc.                                      59,200               577
OMI Corp.*                                           60,000               326
Overseas Shipholding Group, Inc.                     20,000               493
                                                                      -------
                                                                        3,150
                                                                      -------
Waste Management--0.5%
GTS Duratek, Inc.*                                   26,100               219
                                                                      -------
TOTAL COMMON STOCK
    (Cost $48,137)                                                     46,546
                                                                      -------

-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.7%
-----------------------------------------------------------------------------
RBB Sansom Street Fund - Money Market             1,120,464             1,120
Temporary Cash Investment Fund, Inc.              1,121,638             1,122
TOTAL SHORT-TERM INVESTMENTS                                          -------
   (Cost $2,242)                                                        2,242
                                                                      -------
TOTAL INVESTMENTS--101.6%
  (Cost $50,379) (a)                                                   48,788

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(1.6%)                                                (763)
                                                                      -------
NET ASSETS APPLICABLE TO 3,506,254
   SHARES OF COMMIN STOCK
   ISSUED AND OUTSTANDING --100.0%                                    $48,025
                                                                      =======
NET ASSET VALUE. OFFERING AND
   REDEMPTION PRICE PER SHARE                                         $ 13.70
                                                                      =======

-------------------------------------------
* Non-Income Producing Security

(a) At June 30, 2000, the cost for Federal income tax purposes was $50,479,465. Net unrealized depreciation was $1,691,158. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,827,619 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,518,777.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE EMERGING GROWTH FUND

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------
COMMON STOCK--93.6%
--------------------------------------------------------------------------------
Advertising--0.6%
Lamar Advertising Co.*                              24,200              $  1,049
TMP Worldwide, Inc.*                                 6,900                   509
                                                                        --------
                                                                           1,558
                                                                        --------
Broadcast/Media--2.9%
Citadel Communications Corp.*                       25,300                   883
Cox Radio, Inc.*                                    49,500                 1,386
Entercom Communications Corp.*                      25,500                 1,243
Hispanic Broadcasting Corp.*                        30,400                 1,007
Macrovision Corp.*                                  24,800                 1,585
Spanish Broadcasting System, Inc.*                  40,200                   825
                                                                        --------
                                                                           6,929
                                                                        --------
Computer - Internet - Content Service--4.1%
24 / 7 Media, Inc.*                                 50,000                   780
coolsavings.com, inc.*                              16,700                   101
Critical Path, Inc.*                                24,000                 1,399
HomeStore.com, Inc.*                                78,250                 2,294
LifeMinders, Inc.*                                  20,450                   605
MyPoints.com, Inc.*                                 63,150                 1,200
NaviSite, Inc.*                                     45,100                 1,889
NetCreations, Inc.*                                 18,100                   830
SportsLine.com, Inc.*                               44,700                   764
                                                                        --------
                                                                           9,862
                                                                        --------
Computer - Internet Services & Software--26.0%
Alteon Websystems, Inc.*                            27,750                 2,776
Art Technology Group, Inc.*                         17,100                 1,727
Be Free, Inc.*                                      58,200                 4,131
Check Point Software Technologies Ltd.*             10,000                 2,123
Digex, Inc.*                                        28,100                 1,910
Digital Island, Inc.*                               45,350                 2,204
DSL.net, Inc.*                                      69,450                   718
eSPEED, Inc.*                                       41,850                 1,819
FirePond, Inc.*                                     71,500                 2,576
Internap Network Services Corp.*                    11,200                   462
ITXC Corp.*                                         27,500                   974
Kana Communications, Inc.*                          26,710                 1,654
Keynote Systems, Inc.*                              16,100                 1,124
Macromedia, Inc.*                                   30,100                 2,909
Netcentives, Inc.*                                  61,600                 1,149
Netopia, Inc.*                                      27,400                 1,102
Portal Software, Inc.*                              28,200                 1,802
Primus Knowledge Solutions, Inc.*                   33,550                 1,519
Proxicom, Inc.*                                     53,400                 2,555
PSINet, Inc.*                                       62,200                 1,561
RealNetworks, Inc.*                                 39,800                 2,011
Register.com, Inc.*                                  8,000                   245
Retek, Inc.*                                        68,200                 2,182
Scient Corp.*                                       21,400                   954
Software.com, Inc.*                                 28,200                 3,663
SonicWALL, Inc.*                                    18,400                 1,620
TIBCO Software, Inc.*                               22,200                 2,380
Verio, Inc.*                                        30,100                 1,670
VeriSign, Inc.*                                     27,627                 4,872
Viant Corp.*                                        58,800                 1,744
Vignette Corp.*                                     21,450                 1,116
Vitria Technology, Inc.*                            21,900                 1,339
WatchGuard Technologies, Inc.*                      23,450                 1,289

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
webMethods, Inc.*                                    2,700              $    425
                                                                        --------
                                                                          62,305
                                                                        --------
Computer - Network Products & Services--4.6%
Cobalt Networks, Inc.*                              70,700                 4,094
Extreme Networks, Inc.*                             17,100                 1,798
Foundry Networks, Inc.*                              6,800                   750
ISS Group, Inc.*                                    38,500                 3,801
Stratos Lightwave, Inc.*                             1,500                    42
Turnstone Systems, Inc.*                             2,800                   464
                                                                        --------
                                                                          10,949
                                                                        --------

Computer Services & Software--12.1%
Acxiom Corp.*                                       39,300                 1,098
BEA Systems, Inc.*                                  43,700                 2,159
Business Objects S.A. (ADR)*                        13,900                 1,224
Caminus Corp.*                                      49,700                 1,221
Cysive, Inc.*                                       59,900                 1,436
Digimarc Corp.*                                     15,300                   589
Exchange Applications, Inc.*                        77,600                 2,061
Informatica Corp.*                                  82,000                 6,714
Informix Corp.*                                     79,100                   591
Interactive Intelligence, Inc.*                     25,200                   943
Mercator Software, Inc.*                            24,800                 1,704
NetIQ Corp.*                                        58,250                 3,473
NVIDIA Corp*                                        26,600                 1,690
OnDisplay, Inc.*                                     6,800                   557
Peregrine Systems, Inc.*                            31,000                 1,079
Quest Software, Inc.*                               26,100                 1,449
StorageNetworks, Inc.*                                 300                    27
Sykes Enterprises, Inc.*                            26,300                   339
The BISYS Group, Inc.*                              12,700                   785
Virage, Inc.*                                          500                     9
                                                                        --------
                                                                          29,148
                                                                        --------
Computers--0.2%
Handspring, Inc.*                                    1,000                    27
Immersion Corp.*                                    18,600                   557
                                                                        --------
                                                                             584
                                                                        --------
Electronics--1.8%
Interlink Electronics, Inc.*                        51,650                 2,166
Manufacturers' Services Ltd.*                        2,800                    58
Molecular Devices Corp.*                             6,300                   436
Photon Dynamics, Inc.*                               7,200                   538
Power Integrations, Inc.*                           43,300                 1,024
                                                                        --------
                                                                           4,222
                                                                        --------
Electronics-Semiconductors--6.6%
Alpha Industries, Inc.                               9,600                   423
Applied Micro Circuits Corp.*                       19,900                 1,965
Cree, Inc.*                                         14,100                 1,885
Exar Corp.*                                         17,050                 1,488
GlobeSpan, Inc.*                                    19,000                 2,315
Integrated Device Technology, Inc.*                 29,600                 1,776
LTX Corp.*                                          35,500                 1,241
Marvell Technology Group Ltd.*                         300                    17
Microsemi Corp.*                                    66,800                 2,265
PLX Technology, Inc.*                               59,600                 2,472
                                                                        --------
                                                                          15,847
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE EMERGING GROWTH FUND

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiber Optics--2.2%
Avanex Corp.*                                       10,650              $  1,018
CIENA Corp.*                                        16,200                 2,700
Exfo Electro-Optical Engineering, Inc.*              1,300                    57
Metromedia Fiber Network, Inc.*                     39,200                 1,556
                                                                        --------
                                                                           5,331
                                                                        --------
Finance--1.2%
Financial Federal Corp.*                            34,900                   606
Knight Trading Group, Inc.*                         25,100                   748
NextCard, Inc.*                                     29,800                   252
Waddell & Reed Financial, Inc.                      41,600                 1,365
                                                                        --------
                                                                           2,971
                                                                        --------
Healthcare--0.9%
Community Health Care*                              11,400                   185
Province Healthcare Co.*                            20,400                   736
Sunrise Assisted Living, Inc.*                      70,700                 1,312
                                                                        --------
                                                                           2,233
                                                                        --------
Hotels--0.9%
Four Seasons Hotels, Inc.                           34,100                 2,121
                                                                        --------
Human Resources--0.6%
On Assignment, Inc.*                                43,400                 1,340
                                                                        --------
Medical Supplies & Equipment--5.4%
Charles River Laboratories International, Inc.*      5,350                   119
Cytyc Corp.*                                        58,400                 3,115
Protein Design Labs, Inc.*                          23,300                 3,841
ResMed, Inc.*                                       71,400                 1,910
SurModics, Inc.*                                    50,900                 1,346
Techne Corp.*                                        6,000                   786
Thoratec Laboratories Corp.*                        31,450                   506
Visible Genetics, Inc.*                             27,300                 1,230
                                                                        --------
                                                                          12,853
                                                                        --------
Pharmaceuticals--0.6%
Cubist Pharmaceuticals, Inc.*                       28,800                 1,419
                                                                        --------
Research & Development--1.3%
Albany Molecular Research, Inc.*                    13,800                   751
Aurora Biosciences Corp.*                           35,900                 2,440
                                                                        --------
                                                                           3,191
                                                                        --------
Retail--1.1%
Bed, Bath & Beyond, Inc*                            38,800                 1,405
Factory 2-U Stores, Inc.*                           34,500                 1,308
                                                                        --------
                                                                           2,713
                                                                        --------
Services - Commercial--0.8%
MemberWorks, Inc.*                                  18,900                   634
Student Advantage, Inc.*                            65,300                   480
TeleTech Holdings, Inc.*                            27,600                   856
                                                                        --------
                                                                           1,970
                                                                        --------

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Services - Consulting--1.6%
Forrester Research, Inc.*                           17,150              $  1,248
Professional Detailing, Inc.*                       78,050                 2,473
                                                                        --------
                                                                           3,721
                                                                        --------
Telecommunications--10.9%
Allegiance Telecom, Inc.*                           35,850                 2,295
Anaren Microwave, Inc.*                              7,650                 1,003
AudioCodes Ltd.*                                    12,100                 1,462
CapRock Communications Corp.*                       27,250                   538

Crown Castle International Corp.*                   27,900                 1,018
Ditech Communications Corp.*                        22,500                 2,132
Dobson Communications Corp.*                        01,500                 1,960
EchoStar Communications Corp.*                      41,000                 1,357
Efficient Networks, Inc.*                           26,700                 1,965
Electric Lightwave, Inc.*                           57,700                 1,076
McLeodUSA, Inc.*                                    89,400                 1,852
Metrocall, Inc.*                                   209,400                 1,881
Next Level Communications, Inc.*                     8,100                   695
NEXTLINK Communications, Inc.*                      65,112                 2,468
Primus Telecommunications Group, Inc.*              27,000                   673
Superconductor Technologies, Inc.*                  22,700                   892
Viatel, Inc.*                                       19,600                   559
West TeleServices Corp.*                            13,900                   352
                                                                        --------
                                                                          26,204
                                                                        --------
Therapeutics--3.5%
Abgenix, Inc.*                                      21,500                 2,577
Gilead Sciences, Inc.*                              17,500                 1,245
Medarex, Inc.*                                      33,200                 2,806
Pharmacyclics, Inc.*                                19,900                 1,212
PRAECIS Pharmaceuticals, Inc.*                      22,550                   630
                                                                        --------
                                                                           8,470
                                                                        --------
Transportation Services--0.4%
Forward Air Corp.*                                  26,550                 1,057
                                                                        --------
Wireless Communications--3.3%
American Tower Corp.                                69,600                 2,901
Metawave Communications Corp.*                      27,400                   730
Netro Corp.*                                        32,900                 1,888
Powerwave Technologies, Inc.*                       13,200                   581
Spectrasite Holdings, Inc.*                         45,000                 1,278
WebLink Wireless, Inc.*                             29,900                   395
                                                                        --------
                                                                           7,773
                                                                        --------
TOTAL COMMON STOCK
  (Cost $161,460)                                                        224,771
                                                                        --------

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST--0.8%
--------------------------------------------------------------------------------
Diversified--0.8%
Pinnacle Holdings, Inc.*
 (Cost $690)                                        35,250                 1,890
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Concluded)
THE EMERGING GROWTH FUND

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.2%
--------------------------------------------------------------------------------
Temporary Cash Investment Fund, Inc.             6,190,949              $  6,191
Temporary Investment Fund, Inc.                  6,190,822                 6,191
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $12,382)                                                           12,382
                                                                        --------
TOTAL INVESTMENTS--99.6%
 (Cost $174,532)(a)                                                      239,043

OTHER ASSETS IN EXCESS
 OF LIABILITIES--0.4%                                                        944
                                                                        --------
NET ASSETS APPLICABLE TO 5,462,762
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0%                                         $239,987
                                                                        ========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                             $  43.93
                                                                        ========


---------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2000, the cost for Federal income tax purposes was $174,864,191. Net unrealized appreciation was $ 64,178,866. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $79,947,845 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $15,768,979.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE LIMITED MATURITY BOND FUND

                                                     Par                  Value
                                                    (000)                 (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--86.3%
--------------------------------------------------------------------------------
U.S. Treasury Notes--67.0%
  6.500%, 08/31/01                                 $ 1,000              $ 1,000
  6.625%, 03/31/02                                   1,000                1,002
  5.500%, 01/31/03                                   2,000                1,959
  5.875%, 11/15/04                                   2,200                2,167
  6.500%, 02/15/10                                   1,190                1,229
                                                                        --------
                                                                          7,357
                                                                        --------
U.S. Treasury Notes Inflation Indexed Notes--19.3%
  3.625%, 07/15/02                                   2,000                2,125
                                                                        --------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $9,439)                                                           9,482
                                                                        --------

--------------------------------------------------------------------------------
AGENCY OBLIGATION--9.2%
--------------------------------------------------------------------------------
Government National Mortgage Associaton
  8.000%, 06/01/30
 (Cost $1,006)                                       1,000                1,011
                                                                        --------

--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--10.9%
--------------------------------------------------------------------------------
Discover Card Master Trust I
  6.643%, 09/16/05                                     500                  500
First USA Credit Card Master Trust
  6.729%, 01/18/06                                     200                  200
MBNA Master Credit Card Trust
  6.693%, 10/15/05                                     500                  501
                                                                        --------
TOTAL ASSET BACKED SECURITIES
 (Cost $1,200)                                                            1,201
                                                                        --------

                                                  Number of
                                                    Shares
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.6%
--------------------------------------------------------------------------------
Janus Money Market Fund                            173,765                  174
Provident Institutional Fund                           830                    1
TOTAL SHORT-TERM INVESTMENTS
 (Cost $175)                                                                175
                                                                        --------
TOTAL INVESTMENTS--108.0%                                                11,869
 (Cost $11,820)(a)

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(8.0%)                                                  (880)
                                                                        --------

NET ASSETS APPLICABLE TO 1,082,127
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                          $10,989
                                                                        ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $ 10.15
                                                                        ========

---------------
(a)At June 30, 2000, the cost for Federal income tax purposes was $11,820,382. Net unrealized appreciation was $48,308. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $59,379 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $11,071.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE GROWTH AND INCOME FUND

                                                     Par                  Value
                                                    (000)                 (000)
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 2.5%
--------------------------------------------------------------------------------
Telecommunications--2.5%

Nextel Communications, Inc.
  5.250%, 01/15/10
 (Cost $1,025)                                       1,000              $  1,015
                                                                        --------



                                                  Number of
                                                    Shares

--------------------------------------------------------------------------------
COMMON STOCK -- 87.9%
--------------------------------------------------------------------------------
Banking--1.7%
Chase Manhattan Corp.                               15,000                   691
                                                                        --------



Beverages--1.1%
PepsiCo, Inc.                                       10,000                   444
                                                                        --------
Computer - Network Products & Services--7.2%
Cisco Systems, Inc.*                                15,000                   953
Oracle Corp.*                                       13,000                 1,092
Sun Microsystems, Inc.*                             10,000                   910
                                                                        --------
                                                                           2,955
                                                                        --------
Computer Services & Software--4.9%
Automatic Data Processing, Inc.                     20,000                 1,071
EMC Corp.*                                          12,000                   923
                                                                        --------
                                                                           1,994
                                                                        --------
Computers & Office Equipment--4.2%
Hewlett-Packard Co.                                  5,000                   624
International Business Machines Corp.               10,000                 1,096
                                                                        --------
                                                                           1,720
                                                                        --------
Consumer Products--1.3%
Johnson & Johnson                                    5,000                   509
                                                                        --------
Cosmetics & Toiletries--4.3%
Colgate-Palmolive Co.                               20,000                 1,198
Kimberly-Clark Corp.                                10,000                   574
                                                                        --------
                                                                           1,772
                                                                        --------
Diversified Manufacturing Operations--6.4%
General Electric Co.                                30,000                 1,530
Tyco International Ltd.                             23,000                 1,090
                                                                        --------
                                                                           2,620
                                                                        --------
Electronic Components--0.7%
Agilent Technologies, Inc.*                          4,000                   295
                                                                        --------
Electronics - Semiconductors--6.2%
Applied Materials, Inc.*                            10,000                   907
Intel Corp.                                          6,000                   802
Texas Instruments, Inc.                             12,000                   824
                                                                        --------
                                                                           2,533
                                                                        --------
Energy Resources & Services--1.4%
Duke Energy Corp.                                   10,000                   564
                                                                        --------

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance--11.2%
Citigroup, Inc.                                     22,000              $  1,326
MBNA Corp.                                          40,000                 1,085
Merrill Lynch & Co. , Inc.                          10,000                 1,150
Morgan Stanley Dean Witter & Co.                    12,000                   999
                                                                        --------
                                                                           4,560
                                                                        --------
Insurance--3.2%
American International Group, Inc.                  11,000                 1,293
                                                                        --------
Medical--5.3%
Amgen, Inc.*                                        20,000                 1,406
Medtronic, Inc.                                     15,000                   747
                                                                        --------
                                                                           2,153
                                                                        --------
Oil & Gas - Equipment & Services--8.0%
Exxon Mobil Corp.                                   15,000                 1,178
Halliburton Co.                                     15,000                   708
Schlumberger Ltd.                                   15,000                 1,119
Transocean Sedco Forex, Inc.                         5,000                   267
                                                                        --------
                                                                           3,272
                                                                        --------
Pharmaceuticals--6.0%
Merck & Co., Inc.                                   15,000                 1,149
Pfizer, Inc.                                        27,500                 1,320
                                                                        --------
                                                                           2,469
                                                                        --------
Retail--5.6%
Home Depot, Inc.                                    10,000                   499
Wal-Mart Stores, Inc.                               20,000                 1,153
Walgreen Co.                                        20,000                   644
                                                                        --------
                                                                           2,296
                                                                        --------
Telecommunications--7.8%
Nokia Corp. (ADR)                                   15,000                   749
Nortel Networks Corp.                               10,000                   683
Vodafone AirTouch  plc  ( ADR)                      20,000                   829
WorldCom, Inc.*                                     20,000                   918
                                                                        --------
                                                                           3,179
                                                                        --------
Wireless Communications--1.4%
Motorola, Inc.                                      20,000                   581
                                                                        --------
TOTAL COMMON STOCK
 (Cost $28,470)                                                           35,900
                                                                        --------

--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.7%
--------------------------------------------------------------------------------
Retail--1.7%
CVS Automatic Common Exchange Traces
  (Cost $736)                                       10,000                   708
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Concluded)
THE GROWTH AND INCOME FUND

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.9%
--------------------------------------------------------------------------------
Temporary Investment Fund, Inc.                   2,022,359            $  2,022
Temporary Cash Investment Fund, Inc.              2,022,361               2,022
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $4,044)                                                            4,044
                                                                       ---------


TOTAL INVESTMENTS--102.0%                                                41,667
 (Cost $34,275) (a)

LIABILITIES IN EXCESS
 OF OTHER ASSETS--(2.0%)                                                   (804)
                                                                       ---------

NET ASSETS APPLICABLE TO 4,117,347
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0%                                        $ 40,863
                                                                       =========

NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                            $   9.92
                                                                       =========

---------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2000, the cost for Federal income tax purposes was $34,274,784. Net unrealized appreciation was $7,391,998. This consisted of aggregate gross appreciation for all securities in which there was an excess of market value over tax cost of $8,033,753 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $641,755.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE INDEX 500 FUND

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------
COMMON STOCK--96.7%
--------------------------------------------------------------------------------
Advertising--0.2%
Interpublic Group of Cos., Inc.                      5,400                $  232
Omnicom Group, Inc.                                  3,200                   285
Young & Rubicam, Inc.                                1,300                    74
                                                                          ------
                                                                             591
                                                                          ------
Aerospace & Defense--0.8%
B.F. Goodrich Co.                                    1,900                    65
Boeing Co.                                          16,100                   673
General Dynamics Corp.                               3,600                   188
Lockheed Martin Corp.                                7,100                   176
Northrop Grumman Corp.                               1,200                    79
Raytheon Co.                                         6,000                   115
United Technologies Corp.                            8,400                   495
                                                                          ------
                                                                           1,791
                                                                          ------
Air Transportation--0.2%
AMR Corp.                                            2,700                    71
Delta Air Lines, Inc.                                2,200                   111
Southwest Airlines Co.                               8,800                   167
US Airways Group, Inc.*                              1,200                    47
                                                                          ------
                                                                             396
                                                                          ------
Autos, Tires, & Accessories--1.0%
Cooper Tire & Rubber Co.                             1,300                    14
Dana Corp.                                           2,700                    57
Delphi Automotive Systems Corp.                     10,000                   147
Ford Motor Co.                                      21,400                   920
General Motors Corp.                                 9,500                   552
Genuine Parts Co.                                    3,100                    62
Goodyear Tire & Rubber Co.                           2,800                    56
Harley-Davidson, Inc.                                5,400                   208
Navistar International Corp.                         1,100                    34
PACCAR, Inc.                                         1,400                    56
Rockwell International Corp.                         3,300                   104
TRW, Inc.                                            2,200                    95
Visteon Corp.*                                       2,300                    28
                                                                          ------
                                                                           2,333
                                                                          ------
Banking--4.1%
AmSouth Bancorporation                               7,000                   110
Bank of America Corp.                               29,500                 1,268
Bank of New York Co., Inc.                          13,100                   609
Bank One Corp.                                      20,400                   542
BB&T Corp.                                           6,200                   148
Charter One Financial, Inc.                          3,700                    85
Chase Manhattan Corp.                               22,000                 1,013
Comerica, Inc.                                       2,800                   126
Fifth Third Bancorp.                                 5,500                   348
First Union Corp.                                   17,400                   432
Firstar Corp.                                       17,300                   364
FleetBoston Financial Corp.                         16,000                   544
Huntington Bancshares, Inc.                          3,900                    62
KeyCorp.                                             7,700                   136
Mellon Financial Corp.                               8,700                   317
National City Corp.                                 10,800                   184

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Northern Trust Corp.                                 4,000                $  260
Old Kent Financial Corp.                             2,415                    65
PNC Financial Services Group                         5,200                   244
Regions Financial Corp.                              3,900                    77
SouthTrust Corp.                                     3,000                    68
State Street Corp.                                   2,900                   308
Summit Bancorp.                                      3,100                    76
SunTrust Banks, Inc.                                 5,400                   247
Synovus Financial Corp.                              5,000                    88
U.S. Bancorp                                        13,400                   258
Union Planters Corp.                                 2,400                    67
Wachovia Corp.                                       3,600                   195
Wells Fargo & Co.                                   28,700                 1,112
                                                                          ------
                                                                           9,353
                                                                          ------
Beverages--2.0%
Adolph Coors Co.                                       700                    42
Anheuser-Busch Cos., Inc.                            8,000                   597
Brown-Forman Corp.                                   1,200                    64
Coca-Cola Co.                                       44,000                 2,527
Coca-Cola Enterprises, Inc.                          7,500                   122
PepsiCo, Inc.                                       25,600                 1,138
                                                                          ------
                                                                           4,490
                                                                          ------
Broadcast/Media--2.0%
Clear Channel Communications, Inc.*                  6,000                   450
Meredith Corp.                                         900                    30
Seagram Co. Ltd.                                     7,800                   452
Time Warner, Inc.                                   23,400                 1,778
Viacom, Inc.*                                       27,100                 1,848
                                                                          ------
                                                                           4,558
                                                                          ------
Building & Building Supplies--0.2%
Armstrong Holdings, Inc.                               700                    11
Centex Corp.                                         1,100                    26
Ecolab, Inc.                                         2,300                    90
Kaufman & Broad Home Corp.                             900                    18
Masco Corp.                                          8,000                   144
Owens Corning                                        1,000                     9
Pulte Corp.                                            700                    15
Sherwin-Williams Co.                                 2,900                    61
Vulcan Materials Co.                                 1,800                    77
                                                                          ------
                                                                             451
                                                                          ------
Cable Operators--0.6%
Comcast Corp.*                                      16,000                   648
MediaOne Group, Inc.*                               11,000                   733
                                                                          ------
                                                                           1,381
                                                                          ------
Chemicals--0.9%
Air Products & Chemicals, Inc.                       4,100                   126
Ashland, Inc.                                        1,300                    46
Dow Chemical Co.                                    12,000                   362
Du Pont (E.I.) de Nemours and Co.                   18,600                   814
Eastman Chemical Co.                                 1,400                    67
Engelhard Corp.                                      2,300                    39

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE INDEX 500 FUND

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Great Lakes Chemical Corp.                           1,000               $    31
Hercules, Inc.                                       1,900                    27
PPG Industries, Inc.                                 3,100                   137
Praxair, Inc.                                        2,800                   105
Rohm & Haas Co.                                      3,900                   135
Sigma-Aldrich Corp.                                  1,500                    44
Union Carbide Corp.                                  2,400                   119
W.R. Grace & Co.*                                    1,200                    15
                                                                         -------
                                                                           2,067
                                                                         -------
Computer - Internet Services & Software--1.5%
America Online, Inc.*                               40,900                 2,157
Yahoo! Inc.*                                         9,700                 1,202
                                                                         -------
                                                                           3,359
                                                                         -------
Computer Network Products & Services--6.8%
3COM Corp.*                                          6,200                   357
Adaptec, Inc.*                                       1,800                    41
Cabletron Systems, Inc.*                             3,200                    81
Cisco Systems, Inc.*                               123,800                 7,865
Network Appliance, Inc.*                             5,400                   435
Oracle Corp.*                                       50,500                 4,244
Sun Microsystems, Inc.*                             28,200                 2,565
                                                                         -------
                                                                          15,588
                                                                         -------
Computer Services & Software--6.6%
Adobe Systems, Inc.                                  2,100                   273
Autodesk, Inc.                                       1,000                    35
Automatic Data Processing, Inc.                     11,200                   600
BMC Software, Inc.*                                  4,300                   157
Ceridian Corp.                                       2,600                    63
Citrix Systems, Inc.*                                3,300                    63
Computer Associates International, Inc.             10,500                   537
Computer Sciences Corp.*                             3,000                   224
Compuware Corp.*                                     6,400                    66
Deluxe Corp.                                         1,300                    31
Electronic Data Systems Corp.                        8,300                   342
EMC Corp.*                                          38,600                 2,970
First Data Corp.                                     7,300                   362
Mercury Interactive Corporation*                     1,400                   135
Microsoft Corp.*                                    93,600                 7,485
NCR Corp.*                                           1,700                    66
Novell, Inc.*                                        5,900                    55
Parametric Technology Corp.*                         4,900                    54
PeopleSoft, Inc.*                                    4,900                    82
Sapient Corp.*                                       1,000                   107
Siebel Systems, Inc.*                                3,600                   589
Unisys Corp.                                         5,500                    80
VERITAS Software Corp.*                              7,000                   791
                                                                         -------
                                                                          15,167
                                                                         -------
Computers & Office Equipment--4.5%
Apple Computer, Inc.*                                5,800                   304
Avery Dennison Corp.                                 2,000                   134
Compaq Computer Corp.                               30,200                   772
Dell Computer Corp.*                                45,800                 2,260
Gateway, Inc.*                                       5,700                   323

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hewlett-Packard Co.                                 17,800               $ 2,223
International Business Machines Corp.               31,500                 3,451
Lexmark International Group, Inc.*                   2,300                   155
Pitney Bowes, Inc.                                   4,600                   184
Seagate Technology, Inc.*                            4,000                   220
Xerox Corp.                                         11,900                   238
                                                                         -------
                                                                          10,264
                                                                         -------
Consumer Products--0.9%
American Greetings Corp.                             1,100                    21
Brunswick Corp.                                      1,600                    26
Clorox Co.                                           4,200                   188
Fortune Brands, Inc.                                 2,800                    65
Mattel, Inc.                                         7,600                   100
Maytag Corp.                                         1,400                    52
Newell Rubbermaid, Inc.                              4,700                   121
NIKE, Inc.                                           4,900                   195
Philip Morris Cos., Inc.                            40,700                 1,081
Reebok International, Ltd.*                          1,000                    16
Russell Corp.                                          600                    12
Tupperware Corp.                                     1,000                    22
UST, Inc.                                            2,900                    43
V.F. Corp.                                           2,000                    48
Whirlpool Corp.                                      1,300                    61
                                                                         -------
                                                                           2,051
                                                                         -------
Containers--0.1%
Ball Corp.                                             500                    16
Bemis Co., Inc.                                        900                    30
Crown Cork & Seal Co., Inc.                          2,300                    34
Owens-Illinois, Inc.*                                2,600                    30
Pactiv Corp.*                                        3,000                    24
Sealed Air Corp.*                                    1,500                    79
                                                                         -------
                                                                             213
                                                                         -------
Cosmetics & Toiletries--1.5%
Alberto-Culver Co.                                   1,000                    31
Avon Products, Inc.                                  4,200                   187
Colgate-Palmolive Co.                               10,300                   617
Gillette Co.                                        18,600                   650
International Flavors & Fragrances, Inc.             1,800                    54
Kimberly-Clark Corp.                                 9,900                   568
Procter & Gamble Co.                                23,300                 1,334
                                                                         -------
                                                                           3,441
                                                                         -------
Cruise Lines--0.1%
Carnival Corp.                                      10,800                   211
                                                                         -------
Diversified Manufacturing Operations--5.4%
Cooper Industries, Inc.                              1,700                    55
Crane Co.                                            1,100                    27
Danaher Corp.                                        2,500                   124
Eaton Corp.                                          1,300                    87
FMC Corp.                                              500                    29
General Electric Co.                               176,000                 8,976
Honeywell International, Inc.                       14,200                   478
Illinois Tool Works, Inc.                            5,400                   308

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE INDEX 500 FUND

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ITT Industries, Inc.                                 1,600               $    49
Leggett & Platt, Inc.                                3,500                    58
Minnesota Mining & Manufacturing Co. (3M)            7,000                   577
National Service Industries, Inc.                      700                    14
Textron, Inc.                                        2,600                   141
Tyco International Ltd.                             30,000                 1,421
                                                                         -------
                                                                          12,344
                                                                         -------
Electronic Components--0.7%
Agilent Technologies, Inc.*                          8,000                   590
Sanmina Corp.*                                       2,600                   222
Solectron Corp.*                                    10,600                   444
Tektronix, Inc.*                                       900                    65
Teradyne, Inc.*                                      3,100                   228
Thomas & Betts Corp.                                 1,000                    19
                                                                         -------
                                                                           1,568
                                                                         -------
Electronics-Semiconductors--6.7%
Advanced Micro Devices, Inc.*                        2,700                   209
Altera Corp.*                                        3,500                   357
Analog Devices, Inc.*                                6,300                   479
Applied Materials, Inc.*                            14,400                 1,305
Conexant Systems, Inc.*                              3,900                   190
Intel Corp.                                         59,600                 7,966
KLA-Tencor Corp.*                                    3,300                   193
Linear Technology Corp.                              5,500                   351
LSI Logic Corp.*                                     5,500                   298
Maxim Integrated Products, Inc.*                     5,000                   340
Micron Technology, Inc.                              9,900                   872
National Semiconductor Corp.*                        3,100                   176
Novellus Systems, Inc.*                              2,300                   130
Texas Instruments, Inc.                             29,100                 1,999
Xilinx, Inc.*                                        5,700                   471
                                                                         -------
                                                                          15,336
                                                                         -------
Energy Resources & Services--2.6%
AES Corp.                                            7,600                   347
Ameren Corp.                                         2,400                    81
American Electric Power Co., Inc.                    7,920                   235
American Power Conversion Corp.*                     3,400                   139
Cinergy Corp.                                        2,800                    71
CMS Energy Corp.                                     2,000                    44
Columbia Energy Group                                1,400                    92
Consolidated Edison, Inc.                            3,800                   113
Constellation Energy Group                           2,700                    88
CP& L Energy, Inc.                                   2,800                    89
Dominion Resources, Inc.                             4,200                   180
DTE Energy Co.                                       2,500                    76
Duke Energy Corp.                                    6,500                   366
Edison International                                 5,900                   121
El Paso Energy Corp.                                 4,100                   209
Emerson Electric Co.                                 7,600                   459
Enron Corp.                                         13,000                   838
Entergy Corp.                                        4,100                   111
FirstEnergy Corp.                                    4,100                    96
Florida Progress Corp.                               1,800                    84
FPL Group, Inc.                                      3,200                   158
GPU, Inc.                                            2,200                    60

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Molex, Inc.                                          3,500                 $ 169
New Century Energies, Inc.                           2,100                    64
Niagara Mohawk Holdings, Inc.                        3,100                    43
Northern States Power Co.                            2,800                    57
PECO Energy Co.                                      3,000                   121
PG&E Corp.                                           6,900                   170
Pinnacle West Capital Corp.                          1,500                    51
PPL Corp.                                            2,600                    57
Public Service Enterprise Group, Inc.                3,800                   132
Reliant Energy, Inc.                                 5,300                   157
Southern Co.                                        11,500                   268
TXU Corp.                                            4,700                   139
Unicom Corp.                                         3,200                   124
Williams Cos., Inc.                                  7,900                   329
                                                                         -------
                                                                           5,938
                                                                         -------
Engines--0.0%
Briggs & Stratton Corp.                                400                    14
Cummins Engine Co., Inc.                               700                    19
                                                                         -------
                                                                              33
                                                                         -------
Entertainment & Leisure--0.6%
Harrah's Entertainment, Inc.*                        2,200                    46
The Walt Disney Co.                                 37,000                 1,436
                                                                         -------
                                                                           1,482
                                                                         -------
Fiber Optics--0.6%
Corning , Inc.                                       4,900                 1,322
                                                                         -------
Finance--5.7%
American Express Co.                                23,800                 1,241
Associates First Capital Corp.                      13,000                   290
Bear Stearns Cos.                                    2,000                    83
Capital One Financial Corp.                          3,500                   156
Charles Schwab Corp.                                24,200                   814
Citigroup, Inc.                                     60,000                 3,615
Countrywide Credit Industries, Inc.                  2,000                    61
Dun & Bradstreet Corp.                               2,900                    83
Equifax, Inc.                                        2,500                    66
Fannie Mae                                          17,900                   934
Franklin Resources, Inc.                             4,300                   131
Freddie Mac                                         12,400                   502
Golden West Financial Corp.                          2,800                   114
H&R Block, Inc.                                      1,800                    58
Hartford Financial Services Group, Inc.              3,800                   213
Household International, Inc.                        8,400                   349
J.P. Morgan & Co., Inc.                              2,900                   319
Lehman Brothers Holdings, Inc.                       2,200                   208
MBNA Corp.                                          14,300                   388
Merrill Lynch & Co., Inc.                            6,900                   793
Morgan Stanley Dean Witter & Co.                    20,100                 1,673
Paine Webber Group, Inc.                             2,600                   118
Paychex, Inc.                                        6,600                   277
Providian Financial Corp.                            2,500                   225
SLM Holding Corp.                                    2,800                   105
T. Rowe Price Associates, Inc.                       2,100                    89
Washington Mutual, Inc.                              9,700                   280
                                                                         -------
                                                                          13,185
                                                                         -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE INDEX 500 FUND

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foods--1.6%
Archer-Daniels-Midland Co.                          10,700                $  105
Bestfoods                                            4,900                   339
Campbell Soup Co.                                    7,500                   218
ConAgra, Inc.                                        8,800                   168
General Mills, Inc.                                  5,200                   199
H.J. Heinz Co.                                       6,300                   276
Hershey Foods Corp.                                  2,400                   117
Kellogg Co.                                          7,200                   214
Nabisco Group Holdings Corp.                         5,800                   150
Quaker Oats Co.                                      2,300                   173
Ralston-Ralston Purina Group                         5,500                   110
Safeway, Inc.*                                       8,800                   397
Sara Lee Corp.                                      15,500                   299
SUPERVALU, Inc.                                      2,300                    44
SYSCO Corp.                                          5,900                   249
Unilever NV                                         10,200                   439
Wm. Wrigley Jr., Co.                                 2,000                   160
                                                                          ------
                                                                           3,657
                                                                          ------
Healthcare--0.5%
HCA-The Healthcare Corp                              9,900                   301
HEALTHSOUTH Corp.*                                   6,900                    50
Humana, Inc.*                                        3,000                    16
IMS Health, Inc.                                     5,300                    95
Manor Care, Inc.*                                    1,800                    13
McKesson HBOC, Inc.                                  5,000                   105
Tenet Healthcare Corp.*                              5,600                   151
UnitedHealth Group, Inc.                             2,900                   249
Wellpoint Health Networks, Inc.*                     1,100                    80
                                                                          ------
                                                                           1,060
                                                                          ------
Hotels & Resorts--0.1%
Hilton Hotels Corporation                            6,600                    62
Marriott International, Inc.                         4,300                   155
                                                                          ------
                                                                             217
                                                                          ------
Instruments-Controls--0.1%
Johnson Controls, Inc.                               1,500                    77
Parker-Hannifin Corp.                                2,000                    68
Thermo Electron Corp.*                               2,800                    59
                                                                          ------
                                                                             204
                                                                          ------
Instruments - Scientific--0.2%
Millipore Corp.                                        800                    60
PerkinElmer, Inc.                                      900                    60
PE Corp.- PE Biosystems Group                        3,700                   244
                                                                          ------
                                                                             364
                                                                          ------
Insurance--2.8%
Aetna, Inc.                                          2,500                   160
AFLAC, INC.                                          4,700                   216
Allstate Corp.                                      13,200                   294
American General Corp.                               4,400                   268
American International Group, Inc.                  27,400                 3,219
Aon Corp.                                            4,600                   143

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Chubb Corp.                                          3,100                $  191
CIGNA Corp.                                          2,900                   271
Cincinnati Financial Corp.                           2,900                    91
Conseco, Inc.                                        5,800                    57
Jefferson-Pilot Corp.                                1,800                   102
Lincoln National Corp.                               3,400                   123
Loews Corp.                                          1,800                   108
Marsh & McLennan Cos., Inc.                          4,800                   501
MBIA, Inc.                                           1,800                    87
MGIC Investment Corp.                                1,900                    86
Progressive Corp.                                    1,300                    96
SAFECO Corp.                                         2,300                    46
St. Paul Cos., Inc.                                  3,800                   130
Torchmark Corp.                                      2,300                    57
UnumProvident Corp.                                  4,300                    86
                                                                          ------
                                                                           6,332
                                                                          ------
Machinery--0.3%
Black & Decker Corp.                                 1,500                    59
Caterpillar, Inc.                                    6,200                   210
Deere & Co.                                          4,200                   155
Dover Corp.                                          3,600                   146
Ingersoll-Rand Co.                                   2,900                   117
McDermott International, Inc.                        1,100                    10
Pall Corp.                                           2,200                    42
Snap-On, Inc.                                        1,000                    28
Stanley Works                                        1,600                    38
                                                                          ------
                                                                             805
                                                                          ------
Medical--0.6%
Amgen, Inc.*                                        18,300                 1,286
Biogen, Inc.*                                        2,600                   168
                                                                          ------
                                                                           1,454
                                                                          ------
Medical Supplies & Equipment--2.1%
Baxter International, Inc.                           5,200                   366
Becton, Dickinson & Co.                              4,500                   129
Biomet, Inc.*                                        2,100                    81
Boston Scientific Corp.*                             7,300                   160
C.R. Bard, Inc.                                        900                    43
Guidant Corp.*                                       5,500                   272
Johnson & Johnson                                   24,700                 2,516
Mallinckrodt Inc.                                    1,200                    52
Medtronic, Inc.                                     21,300                 1,061
St. Jude Medical, Inc.                               1,500                    69
                                                                          ------
                                                                           4,749
                                                                          ------
Metal Components & Products--0.4%
Alcan Aluminum Ltd.                                  3,900                   121
Alcoa, Inc.                                         15,400                   447
Allegheny Technologies, Inc.                         1,500                    27
Bethlehem Steel Corp.*                               2,300                     8
Freeport-McMoRan Copper & Gold, Inc.*                2,800                    26
Inco, Ltd.                                           3,200                    49
Nucor Corp.                                          1,500                    50
Phelps Dodge Corp.                                   1,400                    52

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE INDEX 500 FUND

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Timken Co.                                           1,100               $    20
USX-U.S. Steel Group                                 1,600                    30
Worthington Industries, Inc.                         1,500                    16
                                                                         -------
                                                                             846
                                                                         -------
Mining - Gold--0.1%
Barrick Gold Corp.                                   7,000                   127
Homestake Mining Co.*                                4,600                    32
Newmont Mining Corp.                                 3,000                    65
Placer Dome, Inc.                                    5,800                    55
                                                                         -------
                                                                             279
                                                                         -------
Oil & Gas--5.4%
Amerada Hess Corp.                                   1,600                    99
Anadarko Petroleum Corp.                             2,300                   113
Apache Corp.                                         2,000                   118
Baker Hughes, Inc.                                   5,900                   189
Burlington Resources, Inc.                           3,800                   145
Chevron Corp.                                       11,600                   984
Coastal Corp.                                        3,800                   231
Conoco, Inc.                                        11,100                   273
Eastern Enterprises                                    500                    31
Exxon Mobil Corp.                                   61,900                 4,863
Halliburton Co.                                      7,900                   373
Kerr-McGee Corp.                                     1,700                   100
NICOR, Inc.                                            800                    26
Occidental Petroleum Corp.                           6,600                   139
ONEOK, Inc.                                            500                    13
Peoples Energy Corp.                                   600                    19
Phillips Petroleum Co.                               4,500                   228
Rowan Cos., Inc.*                                    1,700                    52
Royal Dutch Petroleum Co.                           38,200                 2,352
Schlumberger Ltd.                                   10,100                   754
Sempra Energy                                        3,600                    61
Sunoco, Inc.                                         1,600                    47
Texaco, Inc.                                         9,800                   522
Tosco Corp.                                          2,600                    74
Transocean Sedco Forex, Inc.                         3,700                   198
Union Pacific Resources Group, Inc.                  4,500                    99
Unocal Corp.                                         4,300                   142
                                                                         -------
USX - Marathon Group                                 5,500                12,383
                                                                         -------
Optical Supplies--0.1%
Allergan, Inc.                                       2,300                   171
Bausch & Lomb, Inc.                                    900                    70
                                                                         -------
                                                                             241
                                                                         -------
Paper & Related Products--0.3%
Boise Cascade Corp.                                  1,000                    26
Fort James Corp.                                     3,700                    86
Georgia-Pacific Group                                3,000                    79
International Paper Co.                              8,600                   256
Louisiana-Pacific Corp.                              1,900                    21
Mead Corp.                                           1,800                    45
Potlatch Corp.                                         500                    17
Temple-Inland, Inc.                                    900                    38
Westvaco Corp.                                       1,800                    45
Weyerhaeuser Co.                                     4,100                   176

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Willamette Industries, Inc.                          2,000               $    54
                                                                         -------
                                                                             843
                                                                         -------
Pharmaceuticals--8.0%
Abbott Laboratories                                 27,600                 1,230
ALZA Corp.*                                          1,800                   106
American Home Products Corp.                        23,200                 1,363
Bristol-Myers Squibb Co.                            35,100                 2,045
Cardinal Health, Inc.                                4,900                   363
Eli Lilly & Co.                                     20,100                 2,007
MedImmune, Inc.*                                     3,700                   274
Merck & Co., Inc.                                   40,900                 3,134
Pharmacia Corp.                                     22,600                 1,168
Pfizer, Inc.                                        10,900                 5,323
Schering-Plough Corp.                               26,100                 1,318
Watson Pharmaceuticals, Inc.*                        1,700                    91
                                                                         -------
                                                                          18,422
                                                                         -------
Photography Equipment & Supplies--0.1%
Eastman Kodak Co.                                    5,500                   327
Polaroid Corp.                                         800                    14
                                                                         -------
                                                                             341
                                                                         -------
Printing & Publishing--0.5%
Donnelley (R.R.) & Sons Co.                          2,200                    50
Dow Jones & Co., Inc.                                1,600                   117
Harcourt General, Inc.                               1,300                    71
Gannett Co., Inc.                                    4,700                   281
Knight-Ridder, Inc.                                  1,400                    74
McGraw-Hill Cos., Inc.                               3,500                   189
New York Times Co.                                   3,000                   118
Times Mirror Co.                                       400                    36
Tribune Co.                                          5,500                   192
                                                                         -------
                                                                           1,128
                                                                         -------
Restaurants--0.5%
Darden Restaurants, Inc.                             2,200                    36
McDonald's Corp.                                    23,800                   784
Starbucks Corp.*                                     3,300                   126
Tricon Global Restaurants, Inc.*                     2,600                    73
Wendy's International, Inc.                          2,000                    36
                                                                         -------
                                                                           1,055
                                                                         -------
Retail--5.1%
Albertson's, Inc.                                    7,500                   249
Autozone, Inc.*                                      2,400                    53
Bed, Bath & Beyond, Inc.*                            2,500                    91
Best Buy Co., Inc.*                                  3,600                   228
Circuit City Stores - Circuit City Group             3,600                   119
Consolidated Stores Corp.*                           2,000                    26
CVS Corp.                                            6,900                   276
Dillard's, Inc.                                      1,700                    21
Dollar General Corp.                                 5,900                   115
Federated Department Stores, Inc.*                   3,800                   128
Gap, Inc.                                           15,100                   472
Great Atlantic & Pacific Tea Co., Inc.                 700                    12
Hasbro, Inc.                                         3,100                    47

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE INDEX 500 FUND

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Home Depot,  Inc.                                   41,200              $  2,057
J.C. Penney Co., Inc.                                4,600                    85
Kmart Corp.*                                         8,600                    59
Kohl's Corp.*                                        5,800                   323
Kroger Co.                                          14,900                   329
Limited, Inc.                                        7,600                   164
Liz Claiborne, Inc.                                  1,000                    35
Longs Drug Stores Corp.                                700                    15
Lowe's Cos., Inc.                                    6,800                   279
May Department Stores Co.                            5,900                   142
Nordstrom, Inc.                                      2,400                    58
Office Depot, Inc.*                                  5,600                    35
RadioShack Corp.                                     3,300                   156
Rite Aid Corp.*                                      4,600                    30
Sears, Roebuck & Co.                                 6,300                   206
Staples, Inc.*                                       8,600                   132
Target Corp.                                         8,100                   470
Tiffany & Co.                                        1,300                    88
TJX Cos., Inc.                                       5,300                    99
Toys "R" Us, Inc.*                                   3,800                    55
Wal-Mart Stores, Inc.                               79,300                 4,570
Walgreen Co.                                        17,900                   576
Winn-Dixie Stores, Inc.                              2,600                    37
                                                                        --------
                                                                          11,837
                                                                        --------
Services-Commercial--0.1%
Cendant Corp.*                                      12,800                   179
Convergys Corp.*                                     2,700                   140
Quintiles Transnational Corp.*                       2,000                    28
                                                                        --------
                                                                             347
                                                                        --------
Services-Consulting--0.0%
Fluor Corp.                                          1,400                    44
                                                                        --------
Telecommunications--10.5%
ADC Telecommunications, Inc.*                        6,000                   503
ALLTEL Corp.                                         5,600                   347
Andrew Corp.*                                        1,400                    47
AT&T Corp.                                          56,750                 1,795
Bell Atlantic Corp.                                 27,500                 1,397
BellSouth Corp.                                     33,500                 1,428
CenturyTel, Inc.                                     2,500                    72
Comverse Technology, Inc.*                           2,700                   251
Global Crossing, Ltd.*                              15,700                   414

                                                    Number                Value
                                                  of Shares               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GTE Corp.                                           17,100              $  1,064
Lucent Technologies, Inc.                           57,900                 3,431
Nextel Communications, Inc.*                        13,500                   826
Nortel Networks Corp.                               52,700                 3,597
QUALCOMM, Inc.*                                     13,200                   792
SBC Communications, Inc.                            60,500                 2,617
Scientific-Atlanta, Inc.                             2,800                   209
Sprint Corp.                                        15,600                   796
Sprint Corp. (PCS Group)*                           16,300                   970
Tellabs, Inc.*                                       7,300                   500
US WEST, Inc.                                        9,000                   772
WorldCom, Inc.*                                     50,900                 2,337
                                                                        --------
                                                                          24,165
                                                                        --------
Textile--0.0%
Springs Industries, Inc.                               300                    10
                                                                        --------
Transportation & Related Services--0.4%
Burlington Northern Santa Fe Corp.                   7,600                   174
CSX Corp.                                            3,900                    83
FedEx Corp.*                                         5,200                   198
Kansas City Southern Industries, Inc.                2,000                   177
Norfolk Southern Corp.                               6,800                   101
Ryder System, Inc.                                   1,100                    21
                                                                        --------
Union Pacific Corp.                                  4,400                   918
                                                                        --------
Travel Services--0.0%
Sabre Holdings Corp.*                                2,300                    66
                                                                        --------
Waste Management--0.1%
Allied Waste Industries, Inc.*                       3,400                    34
Waste Management, Inc.*                             11,100                   211
                                                                        --------
                                                                             245
                                                                        --------
Wholesale Distributor--0.1%
Costco Wholesale Corp.*                              7,900                   261
W.W. Grainger, Inc.                                  1,700                    52
                                                                        --------
                                                                             313
                                                                        --------
Wireless Communications--0.5%
Motorola, Inc.                                      38,300                 1,113
                                                                        --------
TOTAL COMMON STOCK
  (Cost $222,385)                                                        222,351
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Concluded)
THE INDEX 500 FUND

                                                     Par                  Value
                                                    (000)                 (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.1%
--------------------------------------------------------------------------------
U.S. Treasury Bills--0.1%
   5.850%, 02/01/00  [Sagittarius]                     120              $    116
   5.900%, 02/01/01  [Sagittarius]                      20                    19
   5.920%, 02/01/02  [Sagittarius]                      60                    58
   5.930%, 02/01/03  [Sagittarius]                     160                   154

TOTAL U.S. TREASURY OBLIGATIONS
                                                                        --------
  (Cost $347)                                                                347
                                                                        --------

                                                    Number
                                                  of Shares
--------------------------------------------------------------------------------
Short-Term Investments--2.9%
--------------------------------------------------------------------------------
Temporary Cash Investment Fund, Inc.
  (Cost $6,682)                                   6,681,910                6,682
                                                                        --------
TOTAL INVESTMENTS--99.7%
  (Cost $229,414) (a)                                                    229,380

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.3%                                                       623
                                                                        --------

NET ASSETS APPLI CABLE TO 22,969,671
  SHARES OF COMMON STOCK ISSUED
  AND OUTSTANDING--100.0%                                               $230,003
                                                                        ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  10.01
                                                                        ========

---------------
* Non-Income Producing Security
[Sagittarius] $347,412 market value held as collateral for the open futures contract

(a) At June 20, 2000, the cost for Federal income tax purposes was $229,414,418. Net unrealized depreciation was $34,495. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $12,199,177 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $12,233,672.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE MID CAP GROWTH FUND

                                                      Number of          Value
                                                       Shares            (000)
--------------------------------------------------------------------------------
COMMON STOCK--96.5%
--------------------------------------------------------------------------------
Advertising--2.6%
Getty Images, Inc.*                                      7,210            $ 267
Interpublic Group of Cos., Inc.                          9,850              424
TMP Worldwide, Inc.*                                     7,450              550
                                                               -----------------
                                                                          1,241
                                                               -----------------
Banking--1.3%
Charter One Financial, Inc.                              8,810              203
Northern Trust Corp.                                     6,560              427
                                                               -----------------
                                                                            630
                                                               -----------------

Broadcast/Media--2.6%
Gemstar International Group Ltd.*                        5,030              309
Hispanic Broadcasting Corp.*                             6,240              207
Polycom, Inc.*                                           2,840              267
TV Guide, Inc.*                                          7,900              271
Westwood One, Inc.*                                      6,130              209
                                                               -----------------
                                                                          1,263
                                                               -----------------

Computer - Internet - Content Service--3.5%
CMGI, Inc.*                                              5,920              271
InfoSpace, Inc.*                                         8,820              488
Internet Capital Group, Inc.*                            6,250              231
LookSmart Ltd.*                                         11,670              216
Lycos, Inc.*                                             3,540              191
VerticalNet, Inc.*                                       9,030              334
                                                               -----------------
                                                                          1,731
                                                               -----------------

Computer - Internet Services & Software--11.5%
Agile Software Corp.*                                    5,680              402
Ariba, Inc.*                                             3,630              356
Art Technology Group, Inc.*                              4,120              416
BEA Systems, Inc.*                                      10,080              498
Exodus Communications, Inc.*                            13,820              637
Inktomi Corp.*                                           4,830              571
Macromedia, Inc.*                                        2,300              222
Phone.com, Inc.*                                         2,790              182
Portal Software, Inc.*                                   7,590              485
Proxicom, Inc.*                                          6,150              294
RealNetworks, Inc.*                                      5,980              302
TIBCO Software, Inc.*                                    4,850              520
VeriSign, Inc.*                                          3,963              699
                                                               -----------------
                                                                          5,584
                                                               -----------------




Computer - Network Products & Services--4.8%
Extreme Networks, Inc.*                                  5,090              535
Foundry Networks, Inc.*                                  3,060              338
Micromuse, Inc.*                                         2,870              475
Network Appliance, Inc.*                                 5,380              433
Redback Networks, Inc.*                                  3,210              575
                                                               -----------------
                                                                          2,356
                                                               -----------------

Computer Services & Software--9.9%
CheckFree Holdings Corp.*                                4,600              238
Electronic Arts, Inc.*                                   4,680              341
Fiserv, Inc.*                                            9,900              428
Integrated Circuit Systems, Inc.*                       18,370              316

                                                         Number of        Value
                                                           Shares         (000)
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 ISS Group, Inc.*                                          2,890          $ 285
 Mercury Interactive Corp.*                                2,400            232
 Quest Software, Inc.*                                     4,770            265
 Rational Software Corp.*                                  4,030            374
 SanDisk Corp.*                                            6,060            371
 Sapient Corp.*                                            3,080            329
 Symantec Corp.*                                           3,970            214
 The BISYS Group, Inc.*                                    3,360            208
 VERITAS Software Corp.                                   11,000          1,243
                                                                 ---------------
                                                                          4,844
                                                                 ---------------

 Containers--0.5%
 Sealed Air Corp.*                                         4,760            249
                                                                 ---------------

 Cosmetics & Toiletries--0.1%
 Estee Lauder Cos., Inc.                                   1,060             52
                                                                 ---------------



 Electronic Components--3.4%
 American Power Conversion Corp.*                          7,920            323
 Celestica, Inc.*                                          7,390            367
 Jabil Circuit, Inc.*                                      7,200            357
 Sanmina Corp.*                                            3,890            332
 Tektronix, Inc.*                                          3,640            265
                                                                 ---------------
                                                                          1,644
                                                                 ---------------


 Electronics - Semiconductors--11.8%
 Applied Micro Circuits Corp.*                             5,940            587
 Atmel Corp.*                                              6,360            234
 Broadcom Corp.*                                           2,640            578
 Cree , Inc.*                                              1,450            194
 Cypress Semiconductor Corp.*                              7,660            324
 GlobeSpan, Inc.*                                          4,590            559
 KLA-Tencor Corp.*                                         5,470            321
 Lam Research Corp.*                                       5,560            209
 National Semiconductor Corp.*                             3,850            219
 Novellus Systems, Inc.*                                   6,250            354
 PMC-Sierra, Inc.*                                         2,580            458
 Rambus, Inc.*                                             2,870            296
 Silicon Laboratories, Inc.*                               4,650            249
 TriQuint Semiconductor, Inc.*                             3,350            320
 Vitesse Semiconductor Corp.*                              5,620            414
 Xilinx, Inc.*                                             5,330            440
                                                                 ---------------
                                                                          5,756
                                                                 ---------------

 Energy Services--1.4%
 AES Corp.                                                 7,780            355
 Dynegy, Inc.                                              4,710            322
                                                                 ---------------
                                                                            677
                                                                 ---------------


 Fiber Optics--7.1%
 Avanex Corp.*                                             1,800            172
 CIENA Corp.*                                              3,020            503
 Exfo Electro-Optical Engineering, Inc.*                   1,280             56
 JDS Uniphase Corp.*                                      17,890          2,144
 Metromedia Fiber Network, Inc.*                           6,570            261
 SDL, Inc.*                                                1,110            317
                                                                 ---------------
                                                                          3,453
                                                                 ---------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Continued)
THE MID CAP GROWTH FUND

                                                      Number of          Value
                                                       Shares            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance--2.6%
Capital One Financial Corp.                              8,330            $ 372
Lehman Brothers Holdings, Inc.                           3,600              340
Paychex, Inc.                                           12,985              545
                                                               -----------------
                                                                          1,257
                                                               -----------------


Foods & Beverages--1.7%
Keebler Foods Co.                                        5,930              220
Suiza Foods Corp.*                                       5,060              247
SYSCO Corp.                                              8,040              339
                                                               -----------------
                                                                            806
                                                               -----------------

Healthcare--1.0%
Tenet Healthcare Corp.*                                  9,850              266
UnitedHealth Group, Inc.                                 2,790              239
                                                               -----------------
                                                                            505
                                                               -----------------

Human Resources--0.6%
Manpower, Inc.                                           9,080              291
                                                               -----------------


Instruments - Scientific--1.8%
PE Corp.- PE Biosystems Group                            8,070              532
Waters Corp.*                                            2,910              363
                                                               -----------------
                                                                            895
                                                               -----------------

Machinery--0.3%
SPX Corp.                                                1,320              160
                                                               -----------------

Medical Supplies & Equipment--4.0%
Allergan, Inc.                                           5,090              379
MedImmune, Inc.*                                         7,470              553
MiniMed, Inc.*                                           2,470              291
St. Jude Medical, Inc.                                   9,040              415
Sybron International Corp.*                             15,620              309
                                                               -----------------
                                                                          1,947
                                                               -----------------


Motorcycles--0.7%
Harley-Davidson, Inc.                                    9,270              357
                                                               -----------------

Office Supplies--0.6%
Avery Dennison Corp.                                     4,350              292
                                                               -----------------

Oil & Gas--2.6%
Cooper Cameron Corp.*                                    5,240              346
Nabors Industries, Inc.*                                 5,750              239
Tidewater, Inc.                                          6,370              229
Weatherford International, Inc.*                        11,930              475
                                                               -----------------
                                                                          1,289
                                                               -----------------

Pharmaceuticals--2.1%
Biovail Corp.*                                          4,840              268

                                                         Number of        Value
                                                          Shares          (000)
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 Forest Laboratories, Inc.*                                3,980          $ 402
 King Pharmaceuticals, Inc.*                               8,390            368
                                                                 ---------------
                                                                          1,038
                                                                 ---------------


 Publishing - Newspapers--0.8%
 Dow Jones & Co., Inc.                                     5,020            368
                                                                 ---------------

 Retail--4.4%
 Bed, Bath & Beyond, Inc.*                                 9,240            335
 CDW Computer Centers, Inc.*                               4,020            251
 Dollar Tree Stores, Inc.*                                 9,060            358
 Insight Enterprises, Inc.*                                4,460            265
 Kohl's Corp.*                                             6,470            360
 Priceline.com, Inc.*                                      8,020            304
 Tiffany & Co.                                             3,810            257
                                                                 ---------------
                                                                          2,130
                                                                 ---------------

 Services - Commercial--1.0%
 Concord EFS, Inc.*                                        8,800            229
 Quanta Services, Inc.*                                    4,310            237
                                                                 ---------------
                                                                            466
                                                                 ---------------

 Services - Consulting--0.5%
 Diamond Technology Partners, Inc.*                        2,940            259
                                                                 ---------------


 Telecommunications--6.9%
 Allegiance Telecom, Inc.*                                 3,810            244
 McLeodUSA, Inc.*                                         15,360            318
 Nextel Communications, Inc.*                              7,330            448
 NEXTLINK Communications, Inc.*                            8,840            335
 RCN Corp.*                                               12,380            314
 Scientific-Atlanta, Inc.                                  3,590            267
 Sonus Networks, Inc.*                                     1,900            300
 Terayon Communication Systems, Inc.*                      5,030            323
 VoiceStream Wireless Corp.*                               3,390            394
 Western Wireless Corp.*                                   8,050            438
                                                                 ---------------
                                                                          3,381
                                                                 ---------------


 Transportation--0.5%
 Atlas Air, Inc.*                                          6,550            235
                                                                 ---------------


 Wireless Communications--3.9%
 Aether Systems, Inc.*                                     2,320            475
 American Tower Corp.                                      6,610            276
 Nextel Partners, Inc.*                                   13,460            439
 Powerwave Technologies, Inc.*                             7,930            349
 RF Micro Devices, Inc.*                                   4,230            370
                                                                 ---------------
                                                                          1,909
                                                                 ---------------


 TOTAL COMMON STOCK
  (Cost $43,855)                                                         47,065
                                                                 ---------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Concluded)
THE MID CAP GROWTH FUND

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--3.5%
--------------------------------------------------------------------------------
RBB Sansom Street Fund - Money Market
  (Cost $1,716)                                      1,715,820           $1,716
                                                               -----------------


TOTAL INVESTMENTS--100.0%
  (Cost $45,571) (a)                                                     48,781

LIABILITIES IN EXCESS
  OF OTHER ASSETS--0.0%                                                     (20)
                                                               -----------------

NET ASSETS APPLICABLE TO 4,561,932
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING-- 100.0%                                       $48,761
                                                               =================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                             $10.69
                                                               =================

---------------------------------------------
* Non-Income Producing Security

(a) At June 30, 2000, the cost for Federal income tax purposes was $45,571,293. Net unrealized appreciation was $3,210,012. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,200,235 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,990,223.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED)
THE MID CAP VALUE FUND

                                                      Number          Value
                                                     of Shares        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.4%
--------------------------------------------------------------------------------
Aerospace & Defense--1.9%
General Dynamics Corp.                                18,600    $           972
                                                                ----------------


Air Transportation--2.2%
Continental Airlines, Inc.*                           14,000                658
Southwest Airlines Co.                                25,000                473
                                                                ----------------
                                                                          1,131
                                                                ----------------
Automotive Parts - Equipment--1.2%
Lear Corp.*                                          30,300                606
                                                                ----------------



Banking--2.9%
IndyMac Mortgage Holdings, Inc.*                      52,900                717
M&T Bank Corp.                                         1,200                540
Valley National Bancorp                                8,925                218
                                                                ----------------
                                                                          1,475
                                                                ----------------
Broadcast/Media--4.3%
A. H. Belo Corp.                                      58,100              1,006
E. W. Scripps Co.                                     12,700                625
Emmis Communications Corp.                             5,800                240
Gemstar International Group, Ltd.*                     5,100                313
                                                                ----------------
                                                                          2,184
                                                                ----------------

Building Products--1.1%
American Standard Cos., Inc.*                         13,900                570
                                                                ----------------

Computer Services & Software--3.4%
Ceridian Corp.                                        30,600                736
Compuware Corp.*                                      28,000                290
Intuit, Inc.*                                          6,700                277
StorageNetworks, Inc.*                                   100                  9
SunGard Data Systems, Inc.*                           12,800                397
                                                                ----------------
                                                                          1,709
                                                                ----------------
Computers--1.6%
Apple Computer, Inc.*                                  6,600                346
Gateway, Inc.*                                         8,300                471
                                                                ----------------
                                                                            817
                                                                ----------------
Containers --1.0%
Sealed Air Corp.*                                      9,600                503
                                                                ----------------

Data Processing/Management--2.8%
ChoicePoint, Inc.*                                    13,700                574
Fiserv, Inc.*                                          5,600                242
Iron Mountain, Inc.*                                  17,600                577
                                                                ----------------
                                                                          1,393
                                                                ----------------

Diversified Manufacturing Operations--4.8%
Crane Co.                                             19,100                464
Danaher Corp.                                          9,000                445
Eaton Corp.                                            7,800                523
FMC Corp.                                             10,400                603
Pall Corp.                                            20,800                393
                                                                ----------------
                                                                          2,428
                                                                ----------------

Electric --3.5%
AES Corp.                                             22,200              1,013
Unicom Corp.                                          19,200                743
                                                                ----------------
                                                                          1,756
                                                                ----------------

                                                    Number          Value
                                                  of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Electronics--1.3%
Energizer Holdings, Inc.*                           16,400    $             299
Flextronics International, Ltd.*                     5,300                  364
                                                              ------------------
                                                                            663
                                                              ------------------

Energy Products & Services--3.1%
Dynegy, Inc.                                         7,000                  478
Kinder Morgan, Inc.                                 12,100                  418
Williams Cos., Inc.                                 15,700                  654
                                                              ------------------
                                                                          1,550
                                                              ------------------
Finance--13.0%
Ambac Financial Group, Inc.                         11,800                  647
Bear Stearns Cos., Inc.                             17,600                  733
Countrywide Credit Industries, Inc.                 21,000                  637
Dun & Bradstreet Corp.                              23,800                  681
Franklin Resources, Inc.                            16,500                  501
Household International, Inc.                       16,900                  702
John Hancock Financial Services, Inc.*               6,800                  161
Nationwide Financial Services, Inc.                 26,700                  878
Providian Financial Corp.                            7,100                  639
SLM Holding Corp.                                   26,800                1,003
                                                              ------------------
                                                                          6,582
                                                              ------------------
Foods--2.3%
Hershey Foods Corp.                                 11,500                  560
Nabisco Holdings Corp.                              11,800                  620
                                                              ------------------
                                                                          1,180
                                                              ------------------
Healthcare--4.0%
HEALTHSOUTH Corp.*                                  68,000                  489
Tenet Healthcare Corp.*                             33,800                  913
Wellpoint Health Networks, Inc.*                     8,900                  645
                                                              ------------------
                                                                          2,047
                                                              ------------------
Hotels & Resorts--2.0%
Starwood Hotels & Resorts Worldwide, Inc.           30,500                  986
                                                              ------------------


Instruments - Scientific --0.7%
Waters Corp.                                         2,700                  337
                                                              ------------------


Insurance --8.7%
ACE Ltd.                                            33,400                  935
Aon Corp.                                           21,100                  656
MetLife, Inc.*                                      62,100                1,308
UnumProvident Corp.                                 33,100                  664
XL Capital Ltd.                                     15,800                  855
                                                              ------------------
                                                                          4,418
                                                              ------------------
Machinery --1.8%
SPX Corp.                                            7,700                  931
                                                              ------------------

Medical - Biomedical/Gene--2.7%
Charles River Laboratories International, Inc.*     12,100                  269
Genzyme Corp.*                                      18,000                1,072
                                                              ------------------
                                                                          1,341
                                                              ------------------
Medical Supplies & Equipment--3.2%
Becton, Dickinson & Co.                             14,900                  427
C.R. Bard, Inc.                                     14,900                  717
St. Jude Medical, Inc.                              10,800                  495
                                                              ------------------
                                                                          1,639
                                                              ------------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2000 (UNAUDITED) (Concluded)
THE MID CAP VALUE FUND

                                                      Number        Value
                                                    of Shares       (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mining - Gold--1.1%
Homestake Mining Co.                                  78,700  $             541
                                                             -------------------


Oil & Gas--7.4%
Anadarko Petroleum Corp.                              13,600                671
Apache Corp.                                           9,700                571
Coastal Corp.                                          8,500                517
Noble Drilling Corp.*                                  7,800                321
Santa Fe International Corp.                          11,100                388
Transocean Sedco Forex, Inc.                          13,200                705
USX - Marathon Group                                  22,600                566
                                                                ----------------
                                                                          3,739
                                                                ----------------
Paper & Related Products--0.7%
Bowater, Inc.                                          8,400                371
                                                                ----------------

Retail--4.5%
AnnTaylor Stores Corp.*                                6,900                228
Consolidated Stores Corp.*                            29,700                384
Insight Enterprises, Inc.*                            10,900                647
Kroger Co.                                            32,600                719
Tiffany & Co.                                          4,100                277
                                                                ----------------
                                                                          2,255
                                                                ----------------
Satellite Telecommunication--2.0%
General Motors Corp.                                   4,700                412
Loral Space & Communications Ltd.*                    88,100                611
                                                                ----------------
                                                                          1,023
                                                                ----------------
Specialty Chemicals --1.5%
Engelhard Corp.                                       13,800                236
Praxair, Inc.                                         14,100                528
                                                                ----------------
                                                                            764
                                                                ----------------
Services - Consulting--0.8%
Comdisco, Inc.                                        18,400                411
                                                                ----------------

Transportation - Rail Freight --1.5%
Kansas City Southern Industries, Inc.                  8,800                780
                                                                ----------------

Wireless Communications--1.4%
American Tower Corp.                                  16,600                692
                                                                ----------------


TOTAL COMMON STOCK
  (Cost $46,939)                                                         47,794
                                                                ----------------

                                                                    Value
                                                                    (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--4.2%
--------------------------------------------------------------------------------
Office Property--2.8%
Boston Properties, Inc.                             20,700    $             791
Spieker Properties, Inc.                            13,500                  638
                                                              ------------------
                                                                          1,429
                                                              ------------------
Shopping Centers--1.4%
Vornado Realty Trust                                20,700                  719
                                                              ------------------

TOTAL REITS
  (Cost $2,083)                                                           2,148
                                                              ------------------



SHORT-TERM INVESTMENTS -- 2.9%
Federal Fund                                       731,964                  732
Trust For Federal Securities T-Fund                731,964                  732
                                                              ------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,464)                                                           1,464
                                                              ------------------

TOTAL INVESTMENTS -- 101.5%
  (Cost $50,486) (a)                                                     51,406

LIABILITIES IN EXCESS OF
  OTHER ASSETS --(1.5%)                                                    (773)
                                                              ------------------

NET ASSETS APPLICABLE TO 4,977,061
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                      $50,633
                                                              ==================

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $ 10.17
                                                              ==================


--------------------------------------------------------
*   Non-Income Producing Security


(a) At June 30, 2000, the cost for Federal income tax purposes was $50,485,942. Net unrealized appreciation was $920,579. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,979,327 and aggregate gross unrealized depreciation for all securites in which there was an excess of tax cost over market value of $2,058,748.


The accompanying notes are an integral part of these financial statements.

                       THIS PAGE LEFT INTENTIONALLY BLANK

PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(Dollar Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                                                                     Inter-
                                                                                  Money     Quality    High Yield   national
                                                                                  Market      Bond        Bond       Equity
                                                                                  Fund        Fund        Fund        Fund
                                                                                 --------   --------    --------    --------
Investment Income:
Dividends ....................................................................   $     --   $     --    $    317    $  1,358
Interest .....................................................................      2,490      2,206       3,164         229
Foreign tax withheld .........................................................         --         --          --        (110)
                                                                                 --------   --------    --------    --------
       Total investment income ...............................................      2,490      2,206       3,481       1,477
                                                                                 --------   --------    --------    --------

Expenses:
Investment advisory fees .....................................................        131        133         161         834
Administration fees ..........................................................         60         49          48         160
Accounting fees ..............................................................         30         25          24          76
Custodian fees and expenses ..................................................         19         15          12          51
Other expenses ...............................................................         19         12          34          43
                                                                                 --------   --------    --------    --------
       Total expenses ........................................................        259        234         279       1,164
       Less: Expense waivers .................................................         --         --          --          --
                                                                                 --------   --------    --------    --------
             Net expenses ....................................................        259        234         279       1,164
                                                                                 --------   --------    --------    --------
Net investment income (loss) .................................................      2,231      1,972       3,202         313
                                                                                 --------   --------    --------    --------

Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized gain (loss) on investment transactions ......................         --       (911)     (1,797)     21,500
    Net realized foreign exchange loss .......................................         --         --         (80)       (410)
    Change in net unrealized appreciation/depreciation of investments, futures
       contracts and foreign currency related items ..........................         --      1,668      (1,943)    (47,912)
                                                                                 --------   --------    --------    --------
Net realized and unrealized gain (loss) on investments .......................         --        757      (3,820)    (26,822)
                                                                                 --------   --------    --------    --------

Net Increase (Decrease) in Net Assets Resulting from Operations ..............   $  2,231   $  2,729    ($   618)   ($26,509)
                                                                                 ========   ========    ========    ========

                           [RESTUBED TABLE FOR ABOVE]

                                                                                                          Limited
                                                                                  Small Cap   Emerging    Maturity
                                                                                    Value      Growth       Bond
                                                                                    Fund**      Fund        Fund+
                                                                                  --------    --------    --------
Investment Income:
Dividends ....................................................................    $    191    $      1    $     --
Interest .....................................................................         150         348         130
Foreign tax withheld .........................................................          --          --          --
                                                                                  --------    --------    --------
       Total investment income ...............................................         341         349         130
                                                                                  --------    --------    --------

Expenses:
Investment advisory fees .....................................................         139         787           6
Administration fees ..........................................................          33         165           3
Accounting fees ..............................................................          17          67           1
Custodian fees and expenses ..................................................          16          33           1
Other expenses ...............................................................          10          25           1
                                                                                  --------    --------    --------
       Total expenses ........................................................         215       1,077          12
       Less: Expense waivers .................................................           9          --          --
                                                                                  --------    --------    --------
             Net expenses ....................................................         206       1,077          12
                                                                                  --------    --------    --------
Net investment income (loss) .................................................         135        (728)        118
                                                                                  --------    --------    --------

Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized gain (loss) on investment transactions ......................       4,655      26,922           4
    Net realized foreign exchange loss .......................................          --          --          --
    Change in net unrealized appreciation/depreciation of investments, futures
       contracts and foreign currency related items ..........................        (922)    (20,320)         48
                                                                                  --------    --------    --------
Net realized and unrealized gain (loss) on investments .......................       3,733       6,602          52
                                                                                  --------    --------    --------

Net Increase (Decrease) in Net Assets Resulting from Operations ..............    $  3,868    $  5,874    $    170
                                                                                  ========    ========    ========

 *  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
    Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.
+ For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

   The accompanying notes are an integral part of these financial statements

                                                                                  Growth    Large Cap    Flexibly  Growth and
                                                                                  Equity      Value      Managed     Income
                                                                                   Fund       Fund*        Fund       Fund+
                                                                                 --------    --------    --------    --------
Investment Income:
Dividends ....................................................................   $    508    $  2,399    $  3,612    $     42
Interest .....................................................................        279         124       4,613          26
Foreign tax withheld .........................................................        (19)        (28)        (37)         (2)
                                                                                 --------    --------    --------    --------
       Total investment income ...............................................        768       2,495       8,188          66
                                                                                 --------    --------    --------    --------

Expenses:
Investment advisory fees .....................................................        855         656       1,156          33
Administration fees ..........................................................        244         185         325          10
Accounting fees ..............................................................         91          74         107           5
Custodian fees and expenses ..................................................         24          22          41           2
Other expenses ...............................................................         46          62         106           2
                                                                                 --------    --------    --------    --------
       Total expenses ........................................................      1,260         999       1,735          52
       Less: Expense waivers .................................................         --          --          --          --
                                                                                 --------    --------    --------    --------
             Net expenses ....................................................      1,260         999       1,735          52
                                                                                 --------    --------    --------    --------
Net investment income (loss) .................................................       (492)      1,496       6,453          14
                                                                                 --------    --------    --------    --------

Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized gain (loss) on investment transactions ......................     36,206      28,295       5,886         158
    Net realized foreign exchange loss .......................................         --          --        (411)         --
    Change in net unrealized appreciation/depreciation of investments, futures
       contracts and foreign currency related items ..........................    (42,839)    (44,049)      3,848        (495)
                                                                                 --------    --------    --------    --------
Net realized and unrealized gain (loss) on investments .......................     (6,633)    (15,754)      9,323        (337)
                                                                                 --------    --------    --------    --------

Net Increase (Decrease) in Net Assets Resulting from Operations ..............   $ (7,125)   ($14,258)   $ 15,776    $   (323)
                                                                                 ========    ========    ========    ========

                           [RESTUBED TABLE FOR ABOVE]

                                                                                   Index      Mid Cap     Mid Cap
                                                                                    500       Growth       Value
                                                                                   Fund+       Fund+       Fund+
                                                                                  --------    --------    --------
Investment Income:
Dividends ....................................................................    $    499    $      8    $    112
Interest .....................................................................          39          36          49
Foreign tax withheld .........................................................          (6)         --          --
                                                                                  --------    --------    --------
       Total investment income ...............................................         532          44         161
                                                                                  --------    --------    --------

Expenses:
Investment advisory fees .....................................................          26          49          46
Administration fees ..........................................................          55          11          12
Accounting fees ..............................................................          22           5           6
Custodian fees and expenses ..................................................          10           8           6
Other expenses ...............................................................          13           3           3
                                                                                  --------    --------    --------
       Total expenses ........................................................         126          76          73
       Less: Expense waivers .................................................          34           6          --
                                                                                  --------    --------    --------
             Net expenses ....................................................          92          70          73
                                                                                  --------    --------    --------
Net investment income (loss) .................................................         440         (26)         88
                                                                                  --------    --------    --------

Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized gain (loss) on investment transactions ......................         (28)        137        (141)
    Net realized foreign exchange loss .......................................          --          --          --
    Change in net unrealized appreciation/depreciation of investments, futures
       contracts and foreign currency related items ..........................         (95)      3,210         921
                                                                                  --------    --------    --------
Net realized and unrealized gain (loss) on investments .......................        (123)      3,347         780
                                                                                  --------    --------    --------

Net Increase (Decrease) in Net Assets Resulting from Operations ..............    $    317    $  3,321    $    868
                                                                                  ========    ========    ========

 *  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
    Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.
+ For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

   The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
(Dollar Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                                 Money Market Fund          High Yield Bond Fund
                                                                            --------------------------   --------------------------
                                                                             Six months      Year        Six months       Year
                                                                               ended        ended           ended         ended
                                                                             06/30/99     December 31,    06/30/99     December 31,
                                                                            (Unaudited)       1999       (Unaudited)       1999
                                                                            -----------   ------------   -----------   ------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss) .............................................   $   2,231     $   3,028     $   3,202      $   6,477
Net realized gain (loss) on investment transactions ......................          --        (1,797)         (966)        36,206
Net realized foreign exchange gain (loss) ................................          --            --           (80)            10
Net change in unrealized appreciation/depreciation of investments, futures
   contracts and foreign currency related items ..........................          --            --        (1,943)        (2,556)
                                                                             ---------     ---------     ---------      ---------
      Net increase (decrease) in net assets resulting from operations ....       2,231         3,028          (618)         2,965
                                                                             ---------     ---------     ---------      ---------

Distributions to shareholders from:
Net investment income ....................................................      (2,231)       (3,028)       (6,503)            --
Net realized capital gains ...............................................          --            --            --             --
                                                                             ---------     ---------     ---------      ---------
      Total distributions ................................................      (2,231)       (3,028)       (6,503)            --
                                                                             ---------     ---------     ---------      ---------

Capital Share Transactions:
   Net increase (decrease)  in net assets from capital share transactions       (1,092)       32,955          (136)        (2,040)
                                                                             ---------     ---------     ---------      ---------

Total Increase (Decrease) in Net Assets ..................................      (1,092)       32,955        (7,257)           925

Net Assets, beginning of period ..........................................      86,581        53,626        69,928         69,003
                                                                             ---------     ---------     ---------      ---------

Net Assets, end of period ................................................   $  85,489     $  86,581     $  62,671      $  69,928
                                                                             =========     =========     =========      =========

                           [RESTUBED TABLE FOR ABOVE]

                                                                                  Growth Equity Fund       Large Cap Value Fund*
                                                                             ---------------------------  -------------------------
                                                                              Six months       Year        Six months       Year
                                                                                ended          ended         ended         ended
                                                                               06/30/99    December 31,    06/30/99    December 31,
                                                                             (Unaudited)       1999       (Unaudited)      1999
                                                                             -----------   ------------   ----------   -----------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss) .............................................   $    (492)    $    (317)     $   1,496    $   2,812
Net realized gain (loss) on investment transactions ......................      36,418        28,295         42,806
Net realized foreign exchange gain (loss) ................................          --            --             --           --
Net change in unrealized appreciation/depreciation of investments, futures
   contracts and foreign currency related items ..........................     (42,839)       35,596        (44,049)     (47,874)
                                                                             ---------     ---------      ---------    ---------
      Net increase (decrease) in net assets resulting from operations ....      (7,125)       71,697        (14,258)      (2,256)
                                                                             ---------     ---------      ---------    ---------

Distributions to shareholders from:
Net investment income ....................................................          --            --         (2,812)          --
Net realized capital gains ...............................................     (37,281)           --        (43,070)          --
                                                                             ---------     ---------      ---------    ---------
      Total distributions ................................................     (37,281)           --        (45,882)          --
                                                                             ---------     ---------      ---------    ---------

Capital Share Transactions:
   Net increase (decrease)  in net assets from capital share transactions      153,569        16,874         (2,427)     (42,285)
                                                                             ---------     ---------      ---------    ---------

Total Increase (Decrease) in Net Assets ..................................     109,163        88,571        (62,567)     (44,541)

Net Assets, beginning of period ..........................................     284,263       195,692        290,937      335,478
                                                                             ---------     ---------      ---------    ---------

Net Assets, end of period ................................................   $ 393,426     $ 284,263      $ 228,370    $ 290,937
                                                                             =========     =========      =========    =========

   The accompanying notes are an integral part of these financial statements


                                                                                Quality Bond Fund           Flexibly Managed Fund
                                                                            --------------------------   --------------------------
                                                                            Six months        Year        Six months      Year
                                                                               ended         ended          ended         ended
                                                                             06/30/99     December 31,     06/30/99    December 31,
                                                                            (Unaudited)       1999       (Unaudited)       1999
                                                                            -----------   ------------   -----------   ------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ....................................................   $   1,972    $   2,909      $   6,453     $  16,465
Net realized gain (loss) on investment transactions ......................        (911)      (1,147)         5,886        39,425
Net realized foreign exchange gain (loss) ................................        --           --             (411)         (124)
Net change in unrealized appreciation/depreciation of investments, futures
   contracts and foreign currency related items ..........................       1,668           66)         3,848       (20,797)
                                                                             ---------    ---------      ---------     ---------
      Net increase (decrease) in net assets resulting from operations ....       2,729           (4)        15,776        34,969
                                                                             ---------    ---------      ---------     ---------

Distributions to shareholders from:
Net investment income ....................................................      (2,913)        --          (18,517)         --
Net realized capital gains ...............................................        --           --          (37,919)         --
                                                                             ---------    ---------      ---------     ---------
      Total distributions ................................................      (2,913)        --          (56,436)         --
                                                                             ---------    ---------      ---------     ---------

Capital Share Transactions:
   Net increase (decrease)  in net assets from capital share transactions       38,543        2,474        (23,849)      (97,599)
                                                                             ---------    ---------      ---------     ---------

Total Increase (Decrease) in Net Assets ..................................      38,359        2,470        (64,509)      (62,630)

Net Assets, beginning of period ..........................................      55,975       53,505        482,856       545,486
                                                                             ---------    ---------      ---------     ---------

Net Assets, end of period ................................................   $  94,334    $  55,975      $ 418,347     $ 482,856
                                                                             =========    =========      =========     =========

                          [RESTUBBED TABLE FOR ABOVE]

                                                                             International Equity Fund     Small Cap Value Fund**
                                                                            ---------------------------  -------------------------
                                                                             Six months       Year        Six months       Year
                                                                               ended          ended         ended         ended
                                                                              06/30/99    December 31,    06/30/99    December 31,
                                                                            (Unaudited)       1999       (Unaudited)      1999
                                                                            -----------   ------------   ----------   -----------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ....................................................   $     313     $     322      $     135    $     281
Net realized gain (loss) on investment transactions ......................      21,500        19,002          4,655       (1,244)
Net realized foreign exchange gain (loss) ................................        (410)        1,127             --           --
Net change in unrealized appreciation/depreciation of investments, futures
   contracts and foreign currency related items ..........................     (47,912)       49,269           (922)         447
                                                                             ---------     ---------      ---------    ---------
      Net increase (decrease) in net assets resulting from operations ....     (26,509)       69,720          3,868         (516)
                                                                             ---------     ---------      ---------    ---------

Distributions to shareholders from:
Net investment income ....................................................      (1,125)           --           (281)          --
Net realized capital gains ...............................................     (18,823)           --             --           --
                                                                             ---------     ---------      ---------    ---------
      Total distributions ................................................     (19,948)           --           (281)          --
                                                                             ---------     ---------      ---------    ---------

Capital Share Transactions:
   Net increase (decrease)  in net assets from capital share transactions       45,482        (8,230)          (501)       1,820
                                                                             ---------     ---------      ---------    ---------

Total Increase (Decrease) in Net Assets ..................................        (975)       61,490          3,086        1,304

Net Assets, beginning of period ..........................................     215,312       153,822         44,939       43,635
                                                                             ---------     ---------      ---------    ---------

Net Assets, end of period ................................................   $ 214,337     $ 215,312      $  48,025    $  44,939
                                                                             =========     =========      =========    =========

*   Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
    Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.
+ For the period from May 1, 2000, (commencement of operations) through June 30, 2000.

   The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
(Dollar Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                                                Index       Mid Cap       Mid Cap
                                                                   Emerging Growth Fund       500 Fund    Growth Fund   Value Fund
                                                                 -------------------------  ------------  ------------  ------------
                                                                 Six months      Year        Six months    Six months    Six months
                                                                   ended         ended         ended        ended         ended
                                                                  06/30/99    December 31,    06/30/99      06/30/99      06/30/99
                                                                (Unaudited)       1999      (Unaudited)+  (Unaudited)+  (Unaudited)+
                                                                -----------   ------------  ------------  ------------  ------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss) ..................................  $    (728)    $    (573)    $     440      $     (26)    $      88
Net realized gain (loss) on investment transactions ...........     26,922        32,707           (28)           137          (141)
Net realized foreign exchange gain (loss) .....................         --            --            --             --            --
Net change in unrealized appreciation/depreciation of
   investments, futures contracts and foreign currency
   related items ..............................................    (20,320)          393           (95)         3,210           921
                                                                 ---------     ---------     ---------      ---------     ---------
      Net increase in net assets resulting from operations ....      5,874       105,527           317          3,321           868
                                                                 ---------     ---------     ---------      ---------     ---------

Distributions to shareholders from:
Net investment income .........................................         --            --            --             --            --
Net realized capital gains ....................................    (30,231)           --            --             --            --
                                                                 ---------     ---------     ---------      ---------     ---------
      Total distributions .....................................    (30,231)           --            --             --            --
                                                                 ---------     ---------     ---------      ---------     ---------

Capital Share Transactions:
   Net increase in net assets from capital share
   transactions ...............................................     80,931        39,222       229,686         45,440        49,765
                                                                 ---------     ---------     ---------      ---------     ---------

Total Increase in Net Assets ..................................     56,574       144,749       230,003         48,761        50,633

Net Assets, beginning of period ...............................    183,413        38,664            --             --            --
                                                                 ---------     ---------     ---------      ---------     ---------

Net Assets, end of period .....................................  $ 239,987     $ 183,413     $ 230,003      $  48,761     $  50,633
                                                                 =========     =========     =========      =========     =========

   The accompanying notes are an integral part of these financial statements

                                                                             Limited Maturity      Growth and
                                                                                 Bond Fund         Income Fund
                                                                             ----------------    -------------
                                                                               Six months         Six months
                                                                                 ended               ended
                                                                                06/30/99           06/30/99
                                                                              (Unaudited)+       (Unaudited)+
                                                                             ----------------    -------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ....................................................      $    118           $     14
Net realized gain (loss) on investment transactions ......................             4                158
Net realized foreign exchange gain (loss) ................................            --                 --
Net change in unrealized appreciation/depreciation of investments, futures
   contracts and foreign currency related items ..........................            48               (495)
                                                                                --------           --------
      Net increase (decrease) in net assets resulting from operations ....           170               (323)
                                                                                --------           --------

Distributions to shareholders from:
Net investment income ....................................................            --                 --
Net realized capital gains ...............................................            --                 --
                                                                                --------           --------
      Total distributions ................................................            --                 --
                                                                                --------           --------

Capital Share Transactions:
   Net increase in net assets from capital share transactions ............        10,819             41,186
                                                                                --------           --------

Total Increase in Net Assets .............................................        10,989             40,863

Net Assets, beginning of period ..........................................            --                 --
                                                                                --------           --------

Net Assets, end of period ................................................      $ 10,989           $ 40,863
                                                                                ========           ========

 *  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
    Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.
 + For the period from May 1, 2000, (commencement of operations) through June 30, 2000.

   The accompanying notes are an integral part of these financial statements
                                       44

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Period

                                             Six months ended                          Year ended December 31,
                                              June 30, 2000   ----------------------------------------------------------------
                                               (Unaudited)        1999          1998          1997         1996         1995
                                             ------------     ----------   ----------    -----------   ----------    ---------
Net asset value, beginning of period .....          $1.00          $1.00        $1.00          $1.00        $1.00        $1.00
                                             ------------     ----------   ----------    -----------   ----------    ---------
Income from investment operations:
Net investment income ....................         0.0274         0.0456       0.0489         0.0503       0.0489       0.0538
                                             ------------     ----------   ----------    -----------   ----------    ---------
   Total from investment operations ......         0.0274         0.0456       0.0489         0.0503       0.0489       0.0538
                                             ------------     ----------   ----------    -----------   ----------    ---------

Less dividends:
Dividends from net investment income .....        (0.0274)       (0.0456)     (0.0489)       (0.0503)     (0.0489)     (0.0538)
                                             ------------     ----------   ----------    -----------   ----------    ---------
   Total dividends .......................        (0.0274)       (0.0456)     (0.0489)       (0.0503)     (0.0489)     (0.0538)
                                             ------------     ----------   ----------    -----------   ----------    ---------
Net asset value, end of period ...........          $1.00          $1.00        $1.00          $1.00        $1.00        $1.00
                                             ============     ==========   ==========    ===========   ==========    =========
   Total return ..........................          2.77%          4.66%        5.00%          5.15%        5.00%        5.51%

Ratios/Supplemental data:
Net assets, end of period (in thousands)..        $85,489        $86,581      $53,626        $37,476      $34,501      $24,726
                                             ============     ==========   ==========    ===========   ==========    =========
Ratio of expenses to average net assets ..          0.65%(a)       0.72%        0.72%          0.70%        0.73%(b)     0.69%(b)
                                             ============     ==========   ==========    ===========   ==========    =========
Ratio of net investment income
   to average net assets .................          5.60%(a)       4.60%        4.88%          5.04%        4.88%(b)     5.37%(b)
                                             ============     ==========   ==========    ===========   ==========    =========

----------------
(a)  Annualized.
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.74%, and 0.74%, and the ratio of net investment income to average net assets would have been 4.87%, and 5.32% for the years ended December 31,1996 and 1995, respectively.

--------------------------------------------------------------------------------
THE QUALITY BOND FUND
For a Share Outstanding During the Period

                                             Six months ended                          Year ended December 31,
                                              June 30, 2000    ----------------------------------------------------------------
                                               (Unaudited)        1999         1998           1997         1996           1995
                                              ------------     ---------- ------------   ------------  -----------    ----------
Net asset value, beginning of period ........       $10.40        $10.40        $10.20         $10.00       $10.24       $  9.04
                                              ------------     ---------  ------------   ------------  -----------     ---------
Income from investment operations:
Net investment income .......................         0.21          0.54          0.51           0.60         0.66          0.61
Net realized and unrealized gain (loss)
   on investment transactions ...............         0.15         (0.54)         0.53           0.20        (0.24)         1.21
                                              ------------     ---------  ------------   ------------  -----------     ---------
   Total from investment operations .........         0.36          0.00          1.04           0.80         0.42          1.82
                                              ------------     ---------  ------------   ------------  -----------     ---------
Less distributions:
Dividend from net investment income .........        (0.54)         0.00         (0.51)         (0.60)       (0.66)        (0.61)
Distribution from net realized gain .........         0.00          0.00         (0.33)          0.00         0.00          0.00
Distribution in excess of net realized gain..         0.00          0.00          0.00           0.00         0.00         (0.01)
                                              ------------     ---------  ------------   ------------  -----------     ---------
   Total distributions ......................        (0.54)         0.00         (0.84)         (0.60)       (0.66)        (0.62)
                                              ------------     ---------  ------------   ------------  -----------     ---------
Net asset value, end of period ..............       $10.22        $10.40        $10.40         $10.20       $10.00        $10.24
                                              ============     =========  ============   ============  ===========     =========
   Total return .............................        3.68%          0.00        10.17%          8.03%        4.14%        20.14%

Ratios/Supplemental data:
Net assets, end of period (in thousands) ....      $94,334       $55,975       $53,505        $40,077      $37,611       $38,048
                                              ============     =========  ============   ============  ===========     =========
Ratio of expenses to average net assets .....        0.71%(a)      0.77%         0.77%          0.75%        0.77%(b)      0.73%(b)
                                              ============     =========  ============   ============  ===========     =========
Ratio of net investment income
   to average net assets ....................        6.00%(a)      5.21%         5.26%          5.87%        6.03%(b)      6.20%(b)
                                              ============     =========  ============   ============  ===========     =========
Portfolio turnover rate .....................       425.7%        815.1%        477.2%         317.3%       107.6%        449.2%
                                              ============     =========  =============  ============  ===========     =========

----------------
(a)  Annualized.
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.78%, and 0.78%, and the ratio of net investment income to average net assets would have been 6.02% and 6.15% for the years ended December 31, 1996 and 1995, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Period


                                          Six months ended                            Year ended December 31,
                                           June 30, 2000 --------------------------------------------------------------------------
                                            (Unaudited)        1999            1998            1997           1996            1995
                                            -----------  -----------    -------------     -----------    -----------     ----------
Net asset value, beginning of period ......    $9.58           $9.19            $9.52           $8.91          $8.44          $7.94
                                           ---------     -----------    -------------     -----------    -----------     ----------
Income (loss) from investment operations:
Net investment income .....................     0.44            0.89             0.79            0.80           0.70           0.80
Net realized and unrealized gain (loss)
   on investment transactions .............    (0.53)          (0.50)           (0.33)           0.61           0.47           0.50
                                           ---------     -----------    -------------     -----------    -----------     ---------
   Total from investment operations .......    (0.09)           0.39             0.46            1.41           1.17           1.30
                                           ---------     -----------    -------------     -----------    -----------     ---------
Less distributions:
Dividend from net investment income .......    (0.89)           0.00            (0.79)          (0.80)         (0.70)         (0.80)
Distribution in excess of net
   investment income ......................     0.00            0.00             0.00            0.00           0.00           0.00
                                           ---------     -----------    -------------     -----------    -----------     ----------
   Total distributions ....................    (0.89)           0.00            (0.79)          (0.80)         (0.70)         (0.80)
                                           ---------     -----------    -------------     -----------    -----------     ----------
Net asset value, end of period ............    $8.60           $9.58            $9.19           $9.52          $8.91          $8.44
                                           =========     ===========    =============     ===========    ===========     ==========

   Total return ...........................   (0.93%)          4.24%            4.79%          15.78%         13.87%         16.41%
Ratios/Supplemental data:
Net assets, end of period (in thousands) ..  $62,671         $69,928          $69,003         $59,138        $44,042        $36,442
                                           =========     ===========    =============     ===========    ===========     ==========
Ratio of expenses to average net assets ...    0.87%(a)        0.85%            0.82%           0.81%          0.84%          0.87%
                                           =========     ===========    =============     ===========    ===========     ==========
Ratio of net investment income
   to average net assets ..................    9.95%(a)        9.11%            8.30%           8.96%          8.14%          9.20%
                                           =========     ===========    =============     ===========    ===========     ==========
Portfolio turnover rate ...................    37.6%           78.2%            82.7%          111.3%         118.5%          84.3%
                                           =========     ===========    =============     ===========    ===========     ==========

--------------------
(a)  Annualized.

--------------------------------------------------------------------------------
THE GROWTH EQUITY FUND
For a Share Outstanding During the Period


                                           Six months ended                          Year ended December 31,
                                           June 30, 2000  -----------------------------------------------------------------------
                                            (Unaudited)        1999           1998           1997           1996         1995
                                           -----------    -----------   ------------     ----------     ----------    -----------
Net asset value, beginning of period ......    $41.41         $30.88          $24.37         $21.46         $20.00        $18.30
                                           ----------     ----------    ------------     ----------     ----------    ----------
Income (loss) from investment operations:
Net investment income (loss) ..............     (0.04)         (0.05)           0.02           0.10           0.11          0.09
Net realized and unrealized gain (loss)
   on investment transactions .............     (0.35)         10.58           10.12           5.64           3.85          4.75
                                           ----------     ----------    ------------     ----------     ----------    ----------
   Total from investment operations .......     (0.39)         10.53           10.14           5.74           3.96          4.84
                                           ----------     ----------    ------------     ----------     ----------    ----------

Less distributions:
Dividend from net investment income .......      0.00           0.00           (0.02)         (0.10)         (0.11)        (0.09)
Distribution from net realized gains ......     (5.48)          0.00           (3.61)         (2.73)         (2.39)        (3.05)
                                           ----------     ----------    ------------     ----------     ----------    ----------
   Total distributions ....................     (5.48)          0.00           (3.63)         (2.83)         (2.50)        (3.14)
                                           ----------     ----------    ------------     ----------     ----------    ----------
Net asset value, end of period ............    $35.54         $41.41          $30.88         $24.37         $21.46        $20.00
                                           ==========     ==========    ============     ==========     ==========    ==========
   Total return ...........................    (1.02%)        34.10%          41.67%         26.74%         19.76%        26.45%

Ratios/Supplemental data:
Net assets, end of period (in thousands) ..  $393,426       $284,263        $195,692       $136,058       $106,039       $95,593
                                           ==========     ==========    ============     ==========     ==========    ==========
Ratio of expenses to average net assets ...     0.77%(a)       0.73%           0.76%          0.77%          0.80%(b)      0.77%(b)
                                           ==========     ==========    ============     ==========     ==========    ==========
Ratio of net investment income (loss)
   to average net assets ..................    (0.30%)(a)     (0.14%)         .0.08%          0.39%          0.48%(b)      0.43%(b)
                                           ==========     ==========    ============     ==========     ==========    ==========
Portfolio turnover rate ...................    170.6%         209.1%          161.3%         169.1%         177.1%        169.8%
                                           ==========     ==========    ============     ==========     ==========    ==========

------------------
(a)  Annualized.
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.81%, and 0.82%, and the ratio of net investment income to average net assets would have been 0.47% and 0.38% for the years ended December 31, 1996 and 1995 respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE LARGE CAP VALUE  FUND
For a Share Outstanding During the Period


                                         Six months ended                            Year ended December 31,
                                           06/30/2000*      -----------------------------------------------------------------------
                                           (Unaudited)           1999            1998           1997          1996            1995
                                          -------------     ------------     ----------     ----------     ----------     ---------
Net asset value, beginning of period .....      $22.21           $22.39         $22.55         $19.32         $16.28        $12.67
                                          ------------     ------------     ----------     ----------     ----------     ---------

Income (loss) from investment operations:
Net investment income ....................        0.11             0.21           0.31           0.29           0.22          0.25
Net realized and unrealized gain (loss)
   on investment transactions ............       (1.02)           (0.39)          1.85           4.53           3.88          4.50
                                          ------------     ------------     ----------     ----------     ----------     ---------

   Total from investment operations ......       (0.91)           (0.18)          2.16           4.82           4.10          4.75
                                          ------------     ------------     ----------     ----------     ----------     ---------

Less distributions:
Dividend from net investment income ......       (0.21)            0.00          (0.31)         (0.29)         (0.22)        (0.25)
Distribution from net realized gains .....       (3.29)            0.00          (2.01)         (1.30)         (0.84)        (0.89)
                                          ------------     ------------     ----------     ----------     ----------     ---------

   Total distributions ...................       (3.50)            0.00          (2.32)         (1.59)         (1.06)        (1.14)
                                          ------------     ------------     ----------     ----------     ----------     ---------

Net asset value, end of period ...........      $17.80           $22.21         $22.39         $22.55         $19.32        $16.28
                                          ============     ============     ==========     ==========     ==========     =========

   Total return ..........................      (4.85%)          (0.80%)         9.59%         24.98%         25.19%        37.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)..    $228,370         $290,937       $335,479       $302,960       $200,674      $127,260
                                          ============     ============     ==========     ==========     ==========     =========

Ratio of expenses to average net assets ..       0.81%(a)         0.76%          0.76%          0.76%          0.78%         0.80%
                                          ============     ============     ==========     ==========     ==========     =========

Ratio of net investment income
   to average net assets .................       1.21%(a)         0.88%          1.27%          1.43%          1.38%         1.71%
                                          ============     ============     ==========     ==========     ==========     =========

Portfolio turnover rate ..................      108.2%            67.6%          24.0%          18.7%          25.0%         34.3%
                                          ============     ============     ==========     ==========     ==========     =========

----------------
*    Prior to May 1, 2000, the Large Cap Value Fund was named Value Equity Fund.
(a)  Annualized.
--------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Period




                                        Six months ended                            Year ended December 31,
                                          June 30, 2000  ---------------------------------------------------------------------------
                                          (Unaudited)         1999            1998           1997            1996            1995
                                          -----------    -----------     ----------     ----------     -----------     ------------
Net asset value, beginning of period .....    $19.62          $18.31         $19.83         $18.74          $17.40           $15.19
                                          ----------     -----------     ----------     ----------     -----------     ------------
Income from investment operations:
Net investment income ....................      0.28            0.67           0.60           0.61            0.65             0.53
Net realized and unrealized gain
   on investment transactions ............      0.44            0.64           0.61           2.33            2.19             2.86
                                          ----------     -----------     ----------     ----------     -----------     ------------
   Total from investment operations ......      0.72            1.31           1.21           2.94            2.84             3.39
                                          ----------     -----------     ----------     ----------     -----------     ------------
Less distributions:
Dividend from net investment income ......     (0.75)           0.00          (0.60)         (0.61)          (0.65)           (0.53)
Distribution in excess of net
   investment income .....................      0.00            0.00           0.00           0.00            0.00            (0.01)
Distribution from net realized gains .....     (1.54)           0.00          (2.13)         (1.24)          (0.85)           (0.64)
                                          ----------     -----------     ----------     ----------     -----------     ------------
   Total distributions ...................     (2.29)           0.00          (2.73)         (1.85)          (1.50)           (1.18)
                                          ----------     -----------     ----------     ----------     -----------     ------------
Net asset value, end of period ...........    $18.05          $19.62         $18.31         $19.83          $18.74           $17.40
                                          ==========     ===========     ==========     ==========     ===========     ============
   Total return ..........................     4.20%           7.15%          6.09%         15.65%          16.37%           22.28%
Ratios/Supplemental data:
Net assets, end of period (in thousands)..  $418,347        $482,856       $545,486       $516,139        $398,544         $266,556
                                          ==========     ===========     ==========     ==========     ===========     ============
Ratio of expenses to average net assets ..     0.80%(a)        0.76%          0.76%          0.76%           0.77%            0.79%
                                          ==========     ===========     ==========     ==========     ===========     ============
Ratio of net investment income
   to average net assets .................     2.97%(a)        3.25%          2.78%          3.10%           3.90%            3.45%
                                          ==========     ===========     ==========     ==========     ===========     ============
Portfolio turnover rate ..................     11.4%           31.0%          48.0%          37.1%           32.9%            37.2%
                                          ==========     ===========     ==========     ==========     ===========     ============

---------------------
(a)  Annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Period



                                            Six months ended                           Year ended December 31,
                                              June 30, 2000      --------------------------------------------------------------
                                               (Unaudited)          1999         1998          1997           1996        1995
                                               -----------       --------- ------------  ------------    ------------- --------
Net asset value, beginning of period            $26.78             $18.37       $16.13        $15.61         $14.47        $13.01
                                                ------           --------  -----------   -----------    -----------      --------

Income (loss) from investment operations:
Net investment income                             0.06               0.03         0.10          0.58           0.63          0.13
Net realized and unrealized gain (loss) on
   investments and foreign currency related
   transactions                                  (3.06)              8.38         2.93          1.04           1.81          1.67
                                                ------           --------  -----------   -----------    -----------      --------

   Total from investment operations              (3.00)              8.41         3.03          1.62           2.44          1.80
                                                ------           --------  -----------   -----------    -----------      --------

Less distributions:
Dividend from net investment income              (0.14)              0.00        (0.10)        (0.53)         (0.56)        (0.12)
Distribution in excess of net
   investment income                              0.00               0.00        (0.08)         0.00          (0.74)        (0.22)
Distribution from net realized gains             (2.34)              0.00        (0.61)        (0.57)          0.00          0.00
                                                ------           --------  -----------   -----------    -----------      --------

   Total distributions                           (2.48)              0.00        (0.79)        (1.10)         (1.30)        (0.34)
                                                ------           --------  -----------   -----------    -----------      --------

Net asset value, end of period                  $21.30             $26.78       $18.37        $16.13         $15.61        $14.47
                                                ======           ========  ===========   ===========     ==========      ========

   Total return                                (11.70%)            45.78%       18.85%        10.41%         16.87%        13.80%

Ratios/Supplemental data
Net assets, end of period (in thousands)      $214,337           $215,312     $153,822      $129,638       $104,418       $69,531
                                                ======           ========  ===========   ===========    ===========     =========

Ratio of expenses to average net assets          1.09%(a)           1.08%        1.08%         1.13%          1.17%         1.23%
                                                ======           ========  ===========   ===========    ===========     =========

Ratio of net investment income
   to average net assets                        (0.88%)(a)          0.20%        0.45%         0.62%          0.66%         0.91%
                                                ======           ========  ===========   ===========    ===========     =========

Portfolio turnover rate                          35.6%              45.0%        43.5%         35.7%          54.8%         62.5%
                                                ======           ========  ===========   ===========    ===========     =========

---------------------
(a) Annualized.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE SMALL CAP VALUE  FUND
For a Share Outstanding During the Period


                                             Six months ended                          Year ended December 31,
                                               June 30, 2000*  -----------------------------------------------------------------
                                                (Unaudited)        1999       1998           1997          1996         1995**
                                               ------------    ----------- ----------    ----------    -----------  ------------
Net asset value, beginning of period ........      $12.64          $12.81     $14.43        $12.53        $10.96        $10.00
                                               ----------     ----------- ----------    ----------    -----------  ------------

Income (loss) from investment operations:
Net investment income .......................        0.04            0.08        .08          0.07          0.07          0.09
Net realized and unrealized gain (loss)
   on investment transactions ...............        1.10           (0.25)     (1.41)         2.81          2.09          1.19
                                               ----------     ----------- ----------    ----------    -----------  -----------

   Total from investment operations .........        1.14           (0.17)     (1.33)         2.88          2.16          1.28
                                               ----------     ----------- ----------    ----------    -----------  -----------

Less distributions:
Dividend from net investment income .........       (0.08)           0.00      (0.08)        (0.07)        (0.07)        (0.09)
Distribution from net realized gains ........        0.00            0.00      (0.21)        (0.91)        (0.52)        (0.23)
                                               ----------     ----------- ----------    ----------    -----------  -----------

   Total distributions ......................       (0.08)           0.00      (0.29)        (0.98)        (0.59)        (0.32)
                                               ----------     ----------- ----------    ----------    -----------  -----------

Net asset value, end of period ..............      $13.70          $12.64     $12.81        $14.43        $12.53        $10.96
                                               ==========     =========== ==========    ==========    ===========  ===========

   Total return .............................       9.07%          (1.33%)    (9.16%)       23.02%        19.76%        12.76%(c)

Ratios/Supplemental data:
Net assets, end of period (in thousands) ....     $48,025         $44,939    $43,635       $38,726       $16,134        $4,828
                                               ==========     =========== ==========    ==========    ==========   ===========

Ratio of expenses to average net assets .....       0.92%(a)        0.81%      0.82%         0.85%         0.99%(b)      1.00%(a)(b)
                                               ==========     =========== ==========    ==========    ==========   ===========

Ratio of net investment income
   to average net assets ....................       0.61%(a)        0.65%      0.65%         0.66%         0.85%(b)      1.53%(a)(b)
                                               ==========     =========== ==========    ==========    ==========   ===========

Portfolio turnover rate .....................      114.7%          102.8%      61.9%         71.1%         39.2%         64.3%
                                               ==========     =========== ==========    ==========    ==========   ===========

----------------------------------------


* Prior to May 1, 2000, the Small Cap Value Fund was named Small Capitalization Fund.
** For the period from March 1, 1995 (commencement of operations) through December 31, 1995.
(a)  Annualized.
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.92%, 1.06% and 1.29%, and the ratio of net investment income to average net assets would have been 0.65%, 0.78% and 1.24%, respectively, for the period ended June 30, 2000, for the year ended December 31, 1996 and the period ended December 31, 1995.
(c)  Not annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE EMERGING GROWTH FUND
For a Share Outstanding During the Period



                                             Six months ended                        Year ended December 31,
                                              June 30, 2000  --------------------------------------------------------------
                                              (Unaudited)             1999               1998                     1997*
                                            ------------    ------------------  -----------------            --------------
Net asset value, beginning of period .....       $49.68                $17.43             $12.85                     $10.00
                                            -----------     -----------------   ----------------             --------------

Income from investment operations:
Net investment loss ......................        (0.13)                (0.11)             (0.06)                      0.00
Net realized and unrealized gain
   on investment transactions ............         2.72                 32.36               4.65                       3.92
                                            -----------     -----------------   ----------------             --------------

   Total from investment operations ......         2.59                 32.25               4.59                       3.92
                                            -----------     -----------------   ----------------             --------------

Less distributions:
Distribution from net realized gains .....        (8.34)                 0.00              (0.01)                     (1.07)
                                            -----------     -----------------   ----------------             --------------

Net asset value, end of period ...........       $43.93                $49.68             $17.43                     $12.85
                                            ===========     =================   ================             ==============

   Total return ..........................        6.02%               185.03%             35.70%                     39.22%(c)

Ratios/Supplemental data:
Net assets, end of period (in thousands)..     $239,987              $183,413            $38,664                    $17,942
                                            ===========     =================   ================             ==============

Ratio of expenses to average net assets ..        0.98%(a)              1.04%              1.15%(b)                   1.15%(a)(b)
                                            ===========     =================   ================             ==============

Ratio of net investment loss
   to average net assets .................       (0.66%)(a)            (0.68%)            (0.66%)(b)                 (0.73%)(a)(b)
                                            ===========     =================   ================             ==============

Portfolio turnover rate ..................        56.8%                172.4%             240.9%                     392.3%
                                            ===========     =================   ================             ==============

-----------------

* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.
(a)  Annualized.
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.21% and 1.41%, and the ratio of net investment income to average net assets would have been (0.73%) and (0.99%), respectively, for the year ended December 31,1998 and the period ended December 31, 1997.
(c)  Not annualized.

--------------------------------------------------------------------------------

For a Share Outstanding During the Period

                                                                     Six months ended June 30, 2000*
                                                                              (Unaudited)
                                           ------------------------------------------------------------------------------------
                                           The Limited        The Growth      The Index            The Mid            The Mid
                                            Maturity             and            500                   Cap               Cap
                                               Bond            Income          Fund                  Growth            Value
                                               Fund             Fund                                  Fund              Fund

Net asset value, beginning of period .....    $10.00          $10.00           $10.00                 $10.00            $10.00
                                           ---------      ----------   --------------         --------------         ---------

Income (loss) from investment operations:
Net investment gain (loss) ...............      0.11            0.00             0.02                  (0.01)             0.02
Net realized and unrealized gain (loss)
   on investment transactions ............      0.04           (0.08)           (0.01)                  0.70              0.15
                                           ---------      ----------   --------------         --------------         ---------
   Total from investment operations ......      0.15           (0.08)            0.01                   0.69              0.17
                                           ---------      ----------   --------------         --------------         ---------

Less distributions:
Distribution from net realized gains .....      0.00            0.00             0.00                   0.00              0.00
                                           ---------      ----------   --------------         --------------         ---------

   Total distributions ...................      0.00           0.00              0.00                   0.00              0.00
                                           ---------      ----------   --------------         --------------         ---------

Net asset value, end of period ...........    $10.15           $9.92           $10.01                 $10.69            $10.17
                                           =========      ==========   ==============         ==============         =========
   Total return ..........................     1.50%          (0.80%)           0.10%                  6.90%             1.70%

Ratios/Supplemental data:
Net assets, end of period (in thousands)..   $10,989         $40,863         $230,003                $48,761           $50,633
                                           =========      ==========   ==============         ==============         =========

Ratio of expenses to average net assets ..     0.63%(a)        0.79%(a)         0.25%(a)(b)            1.00%(a)(b)       0.88%(a)
                                           =========      ==========   ==============         ==============         =========

Ratio of net investment gain
   to average net assets .................     6.40%(a)        0.22%(a)         1.20%(a)(b)           (0.37%)(a)(b)      1.06%(a)
                                           =========     ===========   ==============         ==============         =========

Portfolio turnover rate ..................     41.0%           32.8%             1.5%                  52.7%             88.7%
                                           =========     ============  ==============         ==============         =========

-------------------------------------------------------------------------

* For the period from May 1, 2000 (commencement of operations) through June 30, 2000.
(a)  Annualized.
(b) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.29% and 1.04%, and the ratio of net investment income to average net assets would have been 1.16% and (0.42%), respectively, for the Index 500 Fund and the Mid Cap Growth Fund during the period ended June 30, 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

1 - SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:
    Money Market Fund -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (the Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth, and Mid Cap Value Funds-- Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available will be valued on the basis of the mean between the last current bid and asked prices. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by the Board.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

    Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

    DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue code and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 - DERIVATIVE FINANCIAL INSTRUMENTS

Off-Balance Sheet Risk
    The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Derivative Financial Instruments Held or Issued for Purposes Other Than Trading

    Futures Contracts -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund and the Index 500 Fund has entered into futures contracts during the six-month period ended June 30, 2000. Open futures contracts held by the Index 500 Fund at June 30, 2000 were as follows:

                        Futures          Expiration                Unit               Closing           Current Value
     Types             Contract             Date             (@250 per Unit)           Price            (in thousands)
----------------    ----------------    --------------     ---------------------    ------------   ----------------------
   Buy/Long          S&P 500 Index         9/16/00                  15                $1,468               $5,505

    Options -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put and call options during the six-month period ended June 30, 2000. Purchased put options open and outstanding at June 30, 2000 are disclosed in the statement of net assets. Losses on options written during the six-month period ended June 30, 2000 of $39,943 have been included with those from investment transactions on the Statement of Operations.

    Forward Foreign Currency Contracts -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The High Yield Bond, Flexibly Managed and International Equity Funds have entered into forward foreign currency contracts during the six-month period ended June 30, 2000. At June 30, 2000 there were no open contracts in the High Yield Bond and Flexibly Managed Funds. Open forward foreign currency contracts held by the International Equity Fund at June 30, 2000 were as follows:

                                                                                                                     Unrealized
                                                  Foreign                             U.S.             U.S.           Foreign
                                                  Currency                          Contract         Contract         Exchange
          Forward Foreign      Expiration         Contract         Forward           Amount           Value           Gain/Loss
             Currency             Date            (000s)             Rate            (000s)           (000s)           (000s)
         ------------------    -----------     --------------    -----------     --------------    -----------     -------------
Sell     European Currency      07/27/00              26,000        1.04135            $24,003        $24,968            ($965)
Sell     Japanese Yen           08/22/00           1,200,000      104.75948            $11,139        $11,455             (316)
Sell     Pounds Sterling        08/22/00              11,000        0.65992            $16,312        $16,669             (357)
Sell     Swiss Franc            08/02/00              12,000        1.62057             $7,021         $7,405             (384)
Buy      European Currency      07/27/00              26,000        1.04135            $24,076        $24,967              891
Buy      Japanese Yen           08/22/00           1,200,000      104.75948            $12,016        $11,455             (561)
Buy      Swiss Franc            08/02/00              12,000        1.62057             $7,117         $7,405              288
                                                                                                                       --------

                                                                   Net unrealized foreign exchange depreciation        ($1,404)
                                                                                                                       ========

3 - INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services
    Effective May 1, 1998 Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the funds. ICMI is a wholly owned subsidiary of The Penn Mutual Life Insurance Company.

    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    Putnam Investment Management, Inc. ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund.

    Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

    Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-advisor, Turner provides investment management services to the Fund.

    Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-advisor, Neuberger Berman provides investment management services to the Fund.

    Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-advisor, Royce provides investment management services to the Fund.

    Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, an affiliate of Bank Vontobel AG.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

    RS Investment Management, Inc. (formerly Robertson Stephens Investment Management, Inc.) ("RSIM") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSIM on April 26, 1998. As sub-adviser, RSIM provides investment management services to the Fund.

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Growth and Income Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70% and Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter.

   For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services
   Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

Expenses and Limitations Thereon
    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market: 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Large Cap Value:
1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Cap Value:
1.15%; Emerging Growth: 1.15%; Limited Maturity Bond: 0.90%; Growth and Income:
1.00%; Index 500: 0.40% (Penn Mutual currently intends to voluntarily waive its fees and reimburse expenses so that total expenses do not exceed 0.25%); Mid Cap
Growth: 1.00% and Mid Cap Value: 1.00%.

   Fees were paid to non-affiliated Directors of Penn Series for the six-month period ended June 30, 2000. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

4 - CAPITAL STOCK

At June 30, 2000, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred million shares of $0.0001 shares of capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

Class                                          Par Value      Number of
                                                               Shares
------------------------------------------------------------------------
Money Market Fund Common Stock                 $0.10       500,000,000
------------------------------------------------------------------------
Quality Bond Fund Common Stock                 $0.10       250,000,000
------------------------------------------------------------------------
High Yield Bond Fund Common Stock              $0.10       250,000,000
------------------------------------------------------------------------
Growth Equity Fund Common Stock                $0.10       250,000,000
------------------------------------------------------------------------
Large Cap Value Fund Common Stock              $0.10       250,000,000
------------------------------------------------------------------------
Flexibly Managed Fund Common Stock             $0.10       250,000,000
------------------------------------------------------------------------
International Equity Fund Common Stock         $0.10       250,000,000
------------------------------------------------------------------------
Small Cap Value Fund Common Stock              $0.10       250,000,000
------------------------------------------------------------------------
Emerging Growth Fund Common Stock              $0.10       250,000,000
------------------------------------------------------------------------
Limited Maturity Bond Fund Common Stock        $0.0001     250,000,000
------------------------------------------------------------------------
Growth and Income Fund Common Stock            $0.0001     250,000,000
------------------------------------------------------------------------
Index 500 Fund Common Stock                    $0.0001     250,000,000
------------------------------------------------------------------------
Mid Cap Growth Fund Common Stock               $0.0001     250,000,000
------------------------------------------------------------------------
Mid Cap Value Fund Common Stock                $0.0001     250,000,000
------------------------------------------------------------------------
Class A Common Stock                           $0.0001     250,000,000
------------------------------------------------------------------------
Class B Common Stock                           $0.0001     250,000,000
------------------------------------------------------------------------
Class C Common Stock                           $0.0001     250,000,000
------------------------------------------------------------------------
Class D Common Stock                           $0.0001     250,000,000
------------------------------------------------------------------------
Class E Common Stock                           $0.0001     250,000,000
------------------------------------------------------------------------
Class F Common Stock                           $0.0001     250,000,000
------------------------------------------------------------------------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2000
--------------------------------------------------------------------------------

Transactions in capital stock of Penn Series Funds, Inc. were as follows:
(Dollar Amounts in Thousands)

                                                              The Six Months Ended June 30, 2000:
                              -----------------------------------------------------------------------------------------------------

                                    Received for                      Shares Issued for                       Paid for
                                     Shares Sold                        Reinvestment                      Shares Redeemed
                                     -----------                      -----------------                   ---------------
                               Shares             Amount           Shares             Amount           Shares             Amount
                               ------             ------           ------             ------           ------             ------
Money Market Fund              126,341           $126,341            2,121             $2,121          129,554           $129,554
Quality Bond Fund                4,749            $47,629              297             $2,912            1,200            $11,998
High Yield Bond Fund               666             $5,727              756             $6,504            1,436            $12,367
Growth Equity Fund               3,660           $134,863            1,052            $37,281              508            $18,575
Large Cap Value Fund *             582            $10,628            2,452            $45,882            3,307            $58,937
Flexibly Managed Fund              815            $14,047            3,264            $56,436            5,511            $94,332
International Equity Fund        3,625            $82,183              885            $19,948            2,488            $56,649
Small Cap Value Fund **            444             $5,749               22               $281              515             $6,531
Emerging Growth Fund             1,737            $79,764              734            $30,231              701            $29,064
Limited Maturity Bond Fund +     1,301            $13,024                -                  -              219             $2,205
Growth and Income Fund +         4,302            $43,017                -                  -              185             $1,831
Index 500 Fund +                23,663           $236,588                -                  -              694             $6,902
Mid Cap Growth Fund +            4,742            $47,242                -                  -              180             $1,802
Mid Cap Value Fund +             5,186            $51,885                -                  -              209             $2,120

                                                                The Six Months Ended June 30, 2000:
                              -----------------------------------------------------------------------------------------------------

                                    Received for                      Shares Issued for                       Paid for
                                     Shares Sold                         Reinvestment                      Shares Redeemed
                                     -----------                      -----------------                    ---------------
                               Shares             Amount           Shares             Amount           Shares             Amount
                               ------             ------           ------             ------           ------             ------
Money Market Fund              188,666           $188,666            2,909             $2,909          158,620           $158,620
Quality Bond Fund                1,479            $15,329                -                  -            1,239            $12,855
High Yield Bond Fund             1,695            $15,956                -                  -            1,904            $17,996
Growth Equity Fund               1,313            $43,595                -                  -              786            $26,721
Value Equity Fund                1,101            $24,742                -                  -            2,982            $67,027
Flexibly Managed Fund            1,513            $29,126                -                  -            6,691           $126,725
International Equity Fund        4,438            $89,854                -                  -            4,769            $98,084
Small Capitalization Fund          878            $10,900                -                  -              730             $9,080
Emerging Growth Fund             2,067            $58,019                -                  -              593            $18,797

*  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.
+ For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

5 - COMPONENTS OF NET ASSETS
(Dollar Amounts in Thousands)

At June 30, 2000, Net Assets consisted of the following:

                                         Money       Quality      High Yield      Growth     Large Cap    Flexibly   International
                                         Market        Bond          Bond         Equity       Value      Managed        Equity
                                          Fund         Fund          Fund          Fund        Fund*        Fund          Fund
                                          ----         ----          ----          ----        -----        ----          ----
Capital paid in ........................ $85,492      $93,719       $68,605      $296,384     $204,020    $388,151      $154,050
Undistributed net investment
  income (loss) ........................       -        1,972         3,202          (492)       1,496       6,453          (939)
Accumulated net realized gain
  (loss) on investment transactions
  and foreign exchange .................      (3)      (2,099)       (4,486)       34,974       27,999       4,540        21,090
Net unrealized appreciation
   (depreciation) in value of
   investments, futures contracts
   and foreign currency related items ..       -          742        (4,650)       62,560       (5,145)     19,203        40,136
                                         ------------------------------------------------------------------------------------------
     Total Net Assets .................. $85,489      $94,334       $62,671    . $393,426     $228,370    $418,347      $214,337
                                         ==========================================================================================

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2000
--------------------------------------------------------------------------------

5 - COMPONENTS OF NET ASSETS (Continued)
(Dollar Amounts in Thousands)

At June 30, 2000, Net Assets consisted of the following:

                                        Small Cap      Emerging        Limited      Growth and      Index      Mid Cap     Mid Cap
                                          Value         Growth      Maturity Bond     Income         500        Growth      Value
                                          Fund**         Fund           Fund+         Fund+         Fund+       Fund+       Fund+
                                          ------         ----           -----         -----         -----       -----       -----
Capital paid in ........................ $46,078      $149,618         $10,819       $41,186      $229,686     $45,440     $49,765
Undistributed net investment
  income (loss) ........................     135          (728)            118            14           440         (26)         88
Accumulated net realized gain
  (loss) on investment transactions
  and foreign exchange .................   3,402        26,586               4           158           (28)        137        (141)
Net unrealized appreciation
  (depreciation) in value of
  investments, futures contracts
   and foreign currency related items ..  (1,590)       64,511              48          (495)          (95)      3,210         921
                                         ------------------------------------------------------------------------------------------
     Total Net Assets .................. $48,025      $239,987         $10,989       $40,863      $230,003     $48,761     $50,633
                                         ==========================================================================================

*  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.
+ For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

6 - PURCHASES AND SALES OF INVESTMENTS
(Dollar Amounts in Thousands)

During the six months ended June 30, 2000, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities:

                                        Purchases             Sales
                                        ---------             -----
Quality Bond Fund                       $150,343            $144,072
High Yield Bond Fund                     $23,454             $25,756
Growth Equity Fund                      $534,177            $534,349
Large Cap Value Fund*                   $262,052            $302,671
Flexibly Managed Fund                    $47,347             $88,982
International Equity Fund                $96,353             $74,298
Small Cap Value Fund**                   $50,437             $46,553
Emerging Growth Fund                    $157,374            $117,777
Limited Maturity Bond Fund+               $1,201                   -
Growth and Income Fund+                  $12,752             $12,601
Index 500 Fund+                           $4,677              $3,369
Mid Cap Growth Fund+                     $66,353             $22,634
Mid Cap Value Fund+                      $51,633             $43,251

*  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.
+ For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

7 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                 Money            Quality         High Yield         Small Cap
                 Market             Bond             Bond              Value
                  Fund              Fund             Fund              Fund*
               -----------------------------------------------------------------
2000 ..........   $61               $0               $0                 $0
2001 ..........   183                0                0                  0
2003 ..........   416                0            1,052,436              0
2004 ..........    0                 0             525,647               0
2005 ..........   225                0                0                  0
2006 ..........   992                0              14,558               0
2007 ..........    0              965,951          861,638            956,303
               -----------------------------------------------------------------
     Total ....  $1,877           $965,951        $2,454,279          $956,303

* Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.
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